BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

BROOKFIELD REAL ASSETS INCOME FUND INC.

Brookfield Place

250 Vesey Street

New York, New York 10281-1023

(855) 777-8001

December 18, 2019

Dear Stockholder:

A joint special meeting of stockholders (the “Special Meeting”) of Brookfield Global Listed Infrastructure Income Fund, Inc. (“INF”) and Brookfield Real Assets Income Fund Inc. (“RA”), each a Maryland corporation, will be held at the offices of Brookfield Public Securities Group LLC, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, on January 24, 2020 at 8:30 a.m., Eastern Time, for the purpose of taking various actions in connection with the proposed reorganization of INF into RA.

More specifically, at the Special Meeting, the stockholders of INF will be asked to consider reorganizing INF into RA (the “Reorganization”), a fund with a similar (but not identical) investment objective and which is also managed by Brookfield Public Securities Group LLC (“Brookfield” or the “Adviser”). In addition, at the Special Meeting, stockholders of RA will be asked to consider issuing additional shares of common stock of RA in connection with the Reorganization. Each of these proposals are described in more detail in the enclosed Joint Proxy Statement/Prospectus.

Stockholders of RA are also being asked to ratify the selection of Deloitte & Touche LLP as RA’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

The Board of Directors of each Fund believes each proposal, as applicable, is in the best interests of its respective Fund and stockholders and unanimously recommends that you vote “FOR” each proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. While you are welcome to attend the Special Meeting in person, most stockholders find it more convenient to vote their shares by proxy. As a stockholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;
•	By internet;
•	By returning the enclosed proxy card in the postage-paid envelope; or
•	In person at the Special Meeting.

If you do not vote using one of these methods, you may be contacted by AST Fund Solutions, LLC, our proxy solicitor, to vote your shares over the phone.

As always, we appreciate your support.

Sincerely,

BRIAN F. HURLEY

President

Brookfield Global Listed Infrastructure Income Fund Inc.

Brookfield Real Assets Income Fund Inc.

Please submit your proxy now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you authorize a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares will be voted “For” each proposal, as applicable. If your shares are held through a broker, bank or other nominee, you must provide voting instructions to your broker, bank or other nominee about how to vote your shares in order for your broker, bank or other nominee to vote your shares of common stock at the Special Meeting.

December 18, 2019

IMPORTANT NOTICE

TO STOCKHOLDERS OF

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

BROOKFIELD REAL ASSETS INCOME FUND INC.

QUESTIONS & ANSWERS

Although we recommend that you read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.

Q:	Why is a stockholder meeting being held?

A:

For Stockholders of Brookfield Global Listed Infrastructure Income Fund Inc.: You are being asked to consider and vote on the reorganization (the “Reorganization”) of Brookfield Global Listed Infrastructure Income Fund Inc. (“INF”) into Brookfield Real Assets Income Fund Inc. (“RA” or the “Acquiring Fund” and together with INF, the “Combined Fund”) (each, a “Fund” and together the “Funds”), a diversified, closed-end management investment company that pursues a similar investment objective as INF, pursuant to an Agreement and Plan of Reorganization between INF and RA (the “Reorganization Agreement”), which provides for the transfer by INF of all of its assets to RA in exchange for newly issued shares of common stock of RA, which would be distributed to INF’s stockholders prior to INF’s liquidation, dissolution and termination. INF and RA are both managed by Brookfield Public Securities Group LLC (“Brookfield” or the “Adviser”).

For Stockholders of RA: You are being asked to consider and vote on the issuance of additional shares of common stock of RA in connection with the Reorganization (the “Issuance of RA common shares”).

RA stockholders are also being asked to ratify the selection of Deloitte & Touche LLP as RA’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Q:	Why is the Reorganization being recommended?

A:	The Board of Directors of each Fund (collectively, the “Boards”) anticipates that the Reorganization should benefit stockholders of each Fund and considered the following factors:

i.

Investment Objective and Strategy: INF’s investment objective is to provide a high level of total return, with an emphasis on income. Infrastructure and master limited partnership (“MLP”) equities currently reflect 80% and 20% of INF’s portfolio, respectively. INF, however, may invest up to 20% of its average daily net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”), in fixed income securities. In comparison, RA’s investment objective is to seek high total return, primarily through high current income and secondarily, through growth of capital. Equities and fixed income securities currently reflect 15% and 85% of RA’s portfolio, respectively. RA may invest up to 35% of its Managed Assets in equities. The proposed strategic weights for the Combined Fund are 35% in equities and 65% in fixed income securities. As a result, this strategic allocation in the Combined Fund will reflect changes in the Funds’ current strategic weights. The significant increase in equity for the Combined Fund, is coming with an increase in infrastructure (ex MLPs), which is the lowest volatility equity asset class that Brookfield manages. Brookfield believes that the Combined Fund’s strategic weights should reflect the growing need for enhanced total return via increased allocation to infrastructure and MLP equities. INF stockholders will get significant exposure to infrastructure and MLP equities in the Combined Fund, as well as the benefit of lower volatility generally associated with fixed income.

ii.

Performance: It is anticipated that the Combined Fund should have a return profile that is comparable to RA with less upside and downside relative to INF. While it is anticipated that the Combined Fund should have a better total return portfolio compared to RA, it will not offer the same level of capital appreciation potential compared to INF. An increased allocation to equities should support the stability of RA’s current distribution rate based upon the potential for capital appreciation from equities. It is anticipated that RA stockholders, as stockholders of the Combined Fund, should experience improved distribution coverage from a total return perspective (i.e., net investment income, distributions received from MLPs and capital appreciation) given the increased allocation to equities. In considering distribution coverage, the total return metrics and the potential for capital appreciation, not merely net investment income, are important factors. In the current low interest rate environment, adding dividend paying equities may improve the distribution coverage if you consider the total return potential of equities.

iii.

Potential for Operational Cost Savings: Stockholders of the Combined Fund are expected to benefit from efficiencies and economies of scale through consolidation, reducing the expense ratio of the Combined Fund. In particular, certain overlapping expenses will be consolidated and there will also be an opportunity to reduce expenses over time in the Combined Fund by spreading fees over a larger asset base. For example, since the investment management fees and administration fees of each Fund’s Managed Assets are 1.00% and 0.15%, respectively, the expense benefits may include administrative economies of scale, such as the need to only conduct one audit instead of two.

iv.

Potential for Improved Secondary Market Trading: It is also anticipated that following the Reorganization, the Combined Fund should experience an increase in trading volume and liquidity. The bid-ask spread is wider for INF compared to RA, and the trading volume is lower for INF. Brookfield believes that INF’s size is a factor impacting its bid-ask spread and lower trading volume. By combining both Funds, Brookfield believes that the Combined Fund will have better trading volume that may result in a tighter bid-ask spread. In addition, Brookfield believes that the Reorganization will eventually narrow the discount to net asset value in the Combined Fund; a larger fund that is more liquid, with a lower expected volatility profile than INF, should trade at a narrower discount.

v.

Potential for Improved Risk-Adjusted Returns: The Reorganization may create improved risk-adjusted returns for stockholders of each Fund. For INF stockholders, risk-adjusted returns should improve by moving into the Combined Fund, which is expected to have lower volatility than INF. Brookfield believes that improved risk-adjusted returns will be driven by adding high yield bonds and mortgage-backed securities to the legacy INF portfolio, which currently consists of infrastructure and MLP equities. In contrast, relative to RA, the Combined Fund will have an expected higher total return with slightly more volatility. It is anticipated that the excess return in the Combined Fund will be driven by adding higher total returning infrastructure and MLP equities. As a result, both Funds may experience improved risk-adjusted returns for the following, albeit different, reasons: (i) for INF, due to reduced volatility; and (ii) for RA, due to an increase in total return potential.

Q:	How will the Reorganization affect the fees and expenses of the Funds?

A:

The contractual advisory fees for both Funds is 1.00% of each Fund’s average daily Managed Assets. Each Fund also pays the Adviser an administration fee, payable monthly, at an annual rate of 0.15% of each Fund’s average daily Managed Assets.

Following the consummation of the Reorganization, the total annual operating expense ratio of the Combined Fund is expected to be lower than the current total annual operating expense ratio for INF, and modestly lower or at least equivalent to RA’s current expense ratio. For the twelve (12) month period ended June 30, 2019, the total annual operating expense ratios (including the costs of leverage) for RA and INF were 2.67% and 3.15%, respectively. If the Reorganization had been in effect for the twelve (12) month period ended June 30, 2019, the estimated total annual operating expense ratios on a pro forma basis for the Combined Fund would have been 2.65% (including the costs of leverage), representing a reduction in the current total annual operating expense ratio for INF of 0.50%, and modestly lower or at least equivalent to RA’s current total annual operating expense ratio. The pro forma expense ratios have been adjusted to reflect a reduction in INF’s portfolio leverage to maintain approximately the same portfolio leverage currently in RA’s portfolio, following the closing date of the Reorganization (the “Closing Date”).

Q:	What happens if the Reorganization is not approved by INF stockholders or the issuance of additional common shares by RA is not approved by RA stockholders?

A:

Completion of the Reorganization requires both the approval by INF stockholders of the Reorganization and approval of RA stockholders of the Issuance of RA common shares. If the Reorganization or the Issuance of RA common shares is not approved by stockholders of the applicable Fund, then the Board will consider other options for INF.

Q:	How similar are the Funds?

A:

Each Fund is a Maryland corporation and a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of each Fund consists of the same directors. Each Fund’s common stock is listed on the New York Stock Exchange. The Funds have the same investment adviser and similar (but not identical) investment objectives.

INF’s primary investment objective is to provide a high level of total return, with an emphasis on income.

RA’s investment objective is to seek high total return, primarily through high current income and secondarily, through growth of capital. The principal differences between the investment policies of INF and RA are discussed below.

INF seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, INF attempts to achieve its investment objective by investing, as a principal strategy, at least 80% of Managed Assets in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States, and, as part of the 80% policy, at least 40% of its Managed Assets are invested in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, which are not subject to the requirements of the U.S. securities laws, markets and accounting requirements.

RA seeks to achieve its investment objective by investing primarily in securities and other instruments of companies and issuers in the “real assets” asset class, which includes: (i) real estate securities; (ii) infrastructure securities; and (iii) natural resources securities (collectively, “Real Asset Companies and Issuers”). Under normal market conditions, RA will invest at least 80% of its Managed Assets in the securities and other instruments of Real Asset Companies and Issuers.

Please see the Joint Proxy Statement/Prospectus for additional comparison information.

Q:	How will the Reorganization be effected?

A:

Assuming INF’s stockholders approve the Reorganization and RA stockholders approve the Issuance of RA common shares, INF will transfer all of its assets to RA in exchange for shares of common stock of RA, and the assumption by RA of all the liabilities of INF. Following the Reorganization, INF will be dissolved and terminated in accordance with its Articles of Incorporation and Bylaws and the 1940 Act.

Stockholders of INF: You will become a stockholder of RA. Holders of common shares of INF will receive newly issued common shares of RA, par value $0.001 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares of INF you held immediately prior to the Reorganization, less the costs of the Reorganization (although stockholders may receive cash for fractional shares).

Stockholders of RA: You will remain a stockholder of RA.

Q:	At what prices have common shares of INF and RA historically traded?

A:

Common shares of each Fund have from time to time traded below their net asset values. As of September 30, 2019, INF shares were trading at a 9.44% discount to its net asset value and RA shares were trading at 4.12% discount to its net asset value. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below net asset value. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of your Fund prior to the Reorganization.

Q:	Will the Reorganization impact Fund distributions to stockholders?

A:

INF and RA currently pay a monthly distribution of $0.0817 per share and $0.1990 per share, respectively. Based on each Fund’s NAV price as of September 30, 2019, the exchange ratio at which common shares of INF would have converted to common shares of the Combined Fund is 0.63213 (i.e., assuming the Reorganization was consummated following the market close on September 30, 2019, INF stockholders would have received 0.63213 shares of the Combined Fund). Based on these terms, following the Reorganization, a stockholder in INF would go from receiving a monthly distribution of $0.0817 per share in INF to receiving a monthly distribution of $0.1258 in the Combined Fund (i.e., for the same investment amount). A stockholder in RA would continue to receive a monthly distribution of $0.1990 per share.

The Combined Fund intends to make its first distribution to stockholders in the month immediately following the Reorganization so there is no gap in distribution payments. In addition, the Combined Fund expects to follow the same frequency of payments as each Fund and make monthly distributions to stockholders.

Q:	Who will manage the Combined Fund’s portfolio?

A:

The Combined Fund will be managed by Brookfield and sub-advised by Schroder Investment Management North America Inc. (“SIMNA”), RA’s current sub-adviser. Furthermore, RA’s current portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio.

Q:	Will there be any significant portfolio turnover in connection with the Reorganization?

A:

The Combined Fund will have a broad and flexible mandate that permits investments in many types of securities that INF may hold, as well as other types of securities that are not eligible for investment by INF. Nonetheless, under current market conditions and based on current portfolio models, it is not anticipated that it will be necessary to materially reposition the Funds’ portfolios outside the normal course of trading in connection with the Reorganization.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A:	You will pay no sales load or commission in connection with the Reorganization.

Q:	Who will pay for the costs associated with the Special Meeting and the Reorganization?

A:

Regardless of whether the Reorganization is completed, the costs associated with the Special Meeting and Reorganization, including the costs associated with Issuance of RA common shares, will be paid by the Funds in proportion to their average net assets. Such costs are estimated to be $600,000 in the aggregate, of which $109,622 is estimated to be allocable to INF and $490,378 is estimated to be allocable to RA (based on average net assets as of June 30, 2019). As noted above, it is not anticipated that it will be necessary to materially reposition the Funds’ portfolios outside the normal course of trading in anticipation of the Reorganization. However, to the extent there are transaction costs associated with portfolio repositioning prior to the Reorganization, such costs will be borne by the respective Fund. To the extent there are transaction costs associated with portfolio repositioning after the Reorganization, such costs will be borne by the Combined Fund.

Q:	Will I have to pay any Federal taxes as a result of the Reorganization?

A:

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization so qualifies, in general, stockholders of INF will recognize no gain or loss for Federal income tax purposes upon the exchange of their INF common shares for RA common shares pursuant to the Reorganization. Additionally, INF will recognize no gain or loss for Federal income tax purposes by reason of the Reorganization. Neither RA nor its stockholders will recognize any gain or loss for Federal income tax purposes pursuant to the Reorganization.

On or prior to the Closing Date, INF will declare a distribution to its stockholders that, together with all previous distributions, will have the effect of distributing to INF’s stockholders all of its investment company taxable income (computed without regard to the deduction for distributions paid), if any, through the Closing Date, all of its net capital gains, if any, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that INF maintains its status as a regulated investment company (“RIC”) at all times, up to and including the Closing Date. Such a distribution may be taxable to INF’s stockholders for Federal income tax purposes.

The Funds’ stockholders should consult their own tax advisers regarding the Federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Why is the vote of stockholders of RA being solicited in connection with the Reorganization?

A:

Although RA will continue its legal existence and operations after the Reorganization, the rules of the New York Stock Exchange (on which RA’s common shares are listed) require RA’s stockholders to approve the issuance of additional common shares in connection with the Reorganization.

Q:	Why are RA stockholders being asked to ratify the selection of Deloitte & Touche LLP as RA’s independent registered public accounting firm?

A:

Deloitte & Touche LLP has been selected by RA’s audit committee and ratified by RA’s Board, including a majority of the non-interested Board members, as RA’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The stockholders of the RA are being asked to ratify this selection. Approval of this Proposal and Proposals 1 and 2 are not contingent on one another.

v

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund recommends that you vote “FOR” each of the items proposed for your Fund.

Q:	How do I vote my proxy?

A:

If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are stockholders of record, you may authorize a proxy to vote your shares by mail, phone, or internet or you may vote in person at the Special Meeting. To authorize a proxy to vote your shares by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize a proxy to vote your shares by phone or internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To authorize a proxy to vote your shares by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call AST Fund Solutions, LLC, the Funds’ proxy solicitor, toll-free at (866) 387-9392 with your proxy material.

Q:	Will anyone contact me?

A:

You may receive a call from AST Fund Solutions, LLC, the Funds’ proxy solicitor, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

Please authorize your proxy now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card(s), date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares will be voted “FOR” each Proposal, as applicable. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares of common stock at the Special Meeting.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

BROOKFIELD REAL ASSETS INCOME FUND INC.

Brookfield Place, 250 Vesey Street

New York, New York 10281-1023

NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON January 24, 2020

Notice is hereby given that a joint special meeting of stockholders (the “Special Meeting”) of Brookfield Global Listed Infrastructure Income Fund Inc. (“INF”) and Brookfield Real Assets Income Fund Inc. (“RA”), each a Maryland corporation, will be held at the offices of Brookfield Public Securities Group LLC, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, on January 24, 2020 at 8:30 a.m., Eastern Time, for the following purposes:

1. Reorganization of Brookfield Global Listed Infrastructure Income Fund Inc. into Brookfield Real Assets Income Fund Inc.

Stockholders of Brookfield Global Listed Infrastructure Income Fund Inc. (INF):

Proposal 1: The stockholders of INF are being asked to consider and vote upon the combination of INF and RA by means of a tax-free reorganization pursuant to an Agreement and Plan of Reorganization between INF and RA (the “Reorganization Agreement”), which provides for the transfer by INF of all of its assets to RA in exchange for newly issued shares of common stock of RA that would be distributed to INF’s stockholders prior to the termination of INF’s registration under the 1940 Act and liquidation pursuant to Maryland law (the “Reorganization”).

2. Issuance of common stock by Brookfield Real Assets Income Fund Inc.

Stockholders of Brookfield Real Assets Income Fund Inc. (RA):

Proposal 2: The stockholders of RA are being asked to consider and vote upon the issuance of additional shares of common stock of RA in connection with the Reorganization Agreement.

3. Ratification of Selection of Independent Registered Public Accounting Firm.

Stockholders of RA:

Proposal 3: The stockholders of RA are being asked to consider and vote upon the ratification of selection of Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Stockholders of record as of the close of business on November 8, 2019 are entitled to vote at the Special Meeting or any postponement or adjournment thereof.

THE BOARD OF DIRECTORS OF EACH FUND (EACH, A “BOARD”) REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF INF RECOMMENDS THAT YOU CAST YOUR VOTE:

–

FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS AND THE TERMINATION OF YOUR FUND’S REGISTRATION UNDER THE 1940 ACT AND LIQUIDATION PURSUANT TO MARYLAND LAW.

THE BOARD OF RA RECOMMENDS THAT YOU CAST YOUR VOTE:

–	FOR THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK OF YOUR FUND IN CONNECTION WITH THE REORGANIZATION AGREEMENT.

THE BOARD OF RA RECOMMENDS THAT YOU CAST YOUR VOTE:

–	FOR THE RATIFICATION OF SELECTION OF DELOITTE AS THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of Directors of Brookfield Global Listed Infrastructure Income Fund Inc. and Brookfield Real Assets Income Fund Inc.

THOMAS D. PEENEY Secretary Brookfield Global Listed Infrastructure Income Fund Inc. Brookfield Real Assets Income Fund Inc.

December 18, 2019

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be Held on January 24, 2020

The Joint Proxy Statement/Prospectus, the Notice of Special Meeting, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders (the “Proxy Materials”) are available to you on the Internet at www.proxyonline.com/docs/brookfieldfunds2020.pdf. These Proxy Materials will be available on the internet through at least March 31, 2020.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY

RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO

MATTER HOW MANY SHARES YOU OWN.

ii

JOINT PROXY STATEMENT/PROSPECTUS

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

BROOKFIELD REAL ASSETS INCOME FUND INC.

Brookfield Place

250 Vesey Street

New York, New York 10281-1023

(855) 777-8001

JOINT SPECIAL MEETING OF STOCKHOLDERS

January 24, 2020

This Joint Proxy Statement/Prospectus is furnished to you as a common stockholder of Brookfield Global Listed Infrastructure Income Fund Inc. (“INF”) and/or Brookfield Real Assets Income Fund Inc. (“RA”), each a Maryland corporation and a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). A joint special meeting (the “Special Meeting”) of stockholders of INF and RA (each, a “Fund” and collectively, the “Funds”) will be held at the offices of Brookfield Public Securities Group LLC (“Brookfield” or the “Adviser”), Brookfield Place, 250 Vesey Street, New York, New York 10281-1023, on January 24, 2020 at 8:30 a.m., Eastern Time, to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Directors (each, a “Board”) of each Fund requests that you vote your shares of common stock by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is December 23, 2019.

The purposes of the Special Meeting are:

1. Reorganization of Brookfield Global Listed Infrastructure Income Fund Inc. into Brookfield Real Assets Income Fund Inc.

Stockholders of Brookfield Global Listed Infrastructure Income Fund Inc. (INF):

Proposal 1: The stockholders of INF are being asked to consider and vote upon the combination of INF and RA by means of a tax-free reorganization pursuant to an Agreement and Plan of Reorganization between INF and RA (the “Reorganization Agreement”), which provides for the transfer by INF of all of its assets to RA in exchange for newly issued shares of common stock of RA that would be distributed to INF’s stockholders prior to the termination of INF’s registration under the 1940 Act and liquidation pursuant to Maryland law (the “Reorganization”).

2. Issuance of common shares by Brookfield Real Assets Income Fund Inc.

Stockholders of Brookfield Real Assets Income Fund Inc. (RA):

Proposal 2: The stockholders of RA are being asked to consider and vote upon the issuance of additional common shares of RA in connection with the Reorganization (the “Issuance of RA common shares”).

3. Ratification of Selection of Independent Registered Public Accounting Firm.

Stockholders of RA:

Proposal 3: The stockholders of RA are being asked to consider and vote upon the ratification of selection of Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Stockholders of record as of the close of business on November 8, 2019 are entitled to vote at the Special Meeting or any adjournment thereof.

For purposes of this Joint Proxy Statement/Prospectus, RA as it would exist after the Reorganization is referred to as the “Combined Fund” and as it currently exists, the “Acquiring Fund.” The Reorganization Agreement and the related transactions associated with the reorganization of INF into RA, including the Issuance of RA common shares, are referred to as the “Reorganization.”

The Reorganization seeks to combine two affiliated closed-end management investment companies. In the Reorganization, INF will transfer all of its assets to RA in exchange for shares of common stock of RA, and the assumption by RA of all liabilities of INF. INF will then be dissolved and terminated in accordance with its Articles of Incorporation, Bylaws and the 1940 Act. In the Reorganization, the shares of common stock of RA will be distributed by INF to its stockholders in the form of a liquidating distribution. The aggregate net asset value of RA common shares received by the stockholders of INF in the Reorganization will equal the aggregate net asset value of INF common shares held by such stockholders immediately prior to the Reorganization, less the costs of the Reorganization (though stockholders may receive cash for their fractional common shares).

INF will terminate its registration under the 1940 Act after the completion of the Reorganization and will be dissolved and terminated pursuant to Maryland law. RA will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

INF and RA would each continue to exist and operate on a stand-alone basis if either the stockholders of INF do not approve the Reorganization Agreement or the stockholders of RA do not approve the Issuance of RA common shares.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Joint Proxy Statement/Prospectus by reference:

●	A Statement of Additional Information, dated December 18, 2019, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”);

●

The audited financial statements and related independent registered public accounting firm’s report for INF and the financial highlights for INF contained in the Fund’s annual report for the fiscal year ended December 31, 2018 and the financial highlights for INF contained in the Fund’s semi-annual report for the period ended June 30, 2019; and

●

The audited financial statements and related independent registered public accounting firm’s report for RA and the financial highlights for RA contained in the Fund’s annual report for the fiscal year ended December 31, 2018 and the financial highlights for RA contained in the Fund’s semi-annual report for the period ended June 30, 2019.

Copies of the foregoing may be obtained without charge by calling toll-free at (855) 777-8001 or writing to the Funds at Brookfield Public Securities Group LLC, Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

ii

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549-0102.

Please note that only one copy of stockholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more stockholders of a Fund who share an address, unless the Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of stockholder documents. Mailings of your stockholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any stockholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

The common shares of Brookfield Real Assets Income Fund Inc. are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “RA” and will continue to be so listed following the Reorganization. The common shares of Brookfield Global Listed Infrastructure Income Fund Inc. are listed on the NYSE under the ticker symbol “INF” and will be delisted from the NYSE following the Reorganization.

This Joint Proxy Statement/Prospectus serves as a prospectus of RA in connection with the Issuance of RA common shares in the Reorganization. This Joint Proxy Statement/Prospectus sets forth concisely the information that stockholders of each Fund should know before voting on the proposals for their Fund. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Photographic identification and proof of ownership will be required for admission to the meeting. For directions to the meeting, please contact AST Fund Solutions, LLC, the firm assisting us in the solicitation of proxies, toll-free at (866) 387-9392.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is December 18, 2019.

iii

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Stockholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: REORGANIZATION OF BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC. INTO BROOKFIELD REAL ASSETS INCOME FUND INC.

The Proposed Reorganization

The Board of each Fund, including the directors who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Directors”), has unanimously approved the Reorganization Agreement. If the stockholders of INF approve the Reorganization Agreement and the stockholders of RA approve the Issuance of RA common shares in connection with the Reorganization (see “Proposal 2: Issuance of RA common shares”), INF will transfer all of its assets to RA in exchange for shares of common stock of RA, and the assumption by RA of all the liabilities of INF. Following the Reorganization, INF will be dissolved and terminated in accordance with its Articles of Incorporation and Bylaws and the 1940 Act.

The aggregate net asset value (not the market value) of RA common shares received by INF’s stockholders in the Reorganization will equal the aggregate net asset value (not the market value) of the INF common shares held immediately prior to the Reorganization, less the costs of the Reorganization. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of INF or RA prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The Reorganization seeks to combine two affiliated closed-end management investment companies that have similar, but not identical, investment objectives. The Board of INF (the “INF Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit stockholders of INF. The Board of RA (the “RA Board”), based upon its evaluation of all relevant information, anticipates that the Reorganization would benefit stockholders of RA (collectively, the INF Board and the RA Board are referred to as the “Board”).

In considering the Reorganization, the Board reviewed substantial information provided by Brookfield Public Securities Group LLC (“Brookfield” or the “Adviser”), the investment adviser to each of the Funds. In considering such information, the Board took into account that in presenting this recommendation the Adviser may be subject to a conflict of interest, as the Adviser would realize certain operating efficiencies (such as reduced administrative and oversight burdens in managing one portfolio rather than two portfolios) and economies (such as the need for only one audit) if the Reorganization is consummated. The Board also took into account that over a period of time it had discussed with the Adviser the potential benefits of combining the two Funds, given the benefit associated with a larger fund that is more liquid.

The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations. The Independent Directors also discussed these matters in detail with its own independent counsel.

After consideration of these and other factors, the Board, including all of the Independent Directors, approved the Reorganization at a meeting held on October 28, 2019. In approving the proposed Reorganization, the Board of each Fund, including the Independent Directors, determined that the proposed Reorganization is in the best interests of each Fund and its stockholders and that the interests of each Fund’s stockholders will not be diluted with respect to the net asset value of such Fund as a result of the Reorganization. Before reaching these conclusions, the Board of each Fund, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganization.

The primary factors considered by the Board of each Fund with regard to the Reorganization included the following:

(1) that each Fund currently has the same management fee of 1.00% of the Fund’s average daily net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”), and that the management fee would remain unchanged after the Reorganization. The Board considered that stockholders of the Combined Fund are expected to benefit from efficiencies and economies of scale through consolidation, reducing the expense ratio of the Combined Fund. In particular, the Board noted that the total annual operating expense ratio of the Combined Fund is expected to be lower than the current total annual operating expense ratio for INF, and modestly lower or at least equivalent to RA’s current expense ratio. The Board also noted that certain overlapping expenses will be consolidated and there will also be an opportunity to reduce expenses over time in the Combined Fund by spreading fees over a larger asset base. For example, since the investment management fees and administration fees of each Fund’s Managed Assets are 1.00% and 0.15%, respectively, the expense benefits may include administrative economies of scale, such as the need to only conduct one audit instead of two;

(2) the INF Board considered the enhanced investment flexibility offered by the Combined Fund’s investment guidelines, as well as the associated risks of certain of these strategies. Both the INF and the RA Board considered the potential portfolio benefits associated with having a larger portfolio, including benefits relating to potentially obtaining improved terms for leverage financing;

(3) the INF Board considered the Adviser’s views as to the sustainability of INF’s distribution rate under its current investment guidelines. The Board noted that INF stockholders, as stockholders of the Combined Fund, will experience an increase in the distribution rate, improved distribution coverage from a net investment income perspective (including distributions received from MLPs) based on Brookfield’s projections, and improved share trading volume. The RA Board noted the importance of stability of RA’s current distribution rate in the Combined Fund. Brookfield conveyed to the Board that given the current low interest rate environment, an increased allocation to equities should support the stability of RA’s current distribution rate based upon the potential for capital appreciation from equities. Based on Brookfield’s analysis, RA stockholders, as stockholders in the Combined Fund, should experience improved distribution coverage from a total return perspective (i.e., net investment income, distributions received from MLPs and capital appreciation) given the increased allocation to equities. In considering distribution coverage, the Board noted that total return metrics and the potential for capital appreciation, not merely net investment income, are important factors;

(4) the Board considered that the Combined Fund should experience an increase in trading volume and liquidity. The Board noted that the bid-ask spread is wider for INF compared to RA, and the trading volume is lower for INF. Brookfield explained to the Board that INF’s size is a factor impacting its bid-ask spread and lower trading volume. By combining both Funds, Brookfield noted that the Combined Fund will have better trading volume that may result in a tighter bid-ask spread. In addition, Brookfield noted that the Reorganization may eventually narrow the discount to net asset value in the Combined Fund since a larger fund that is more liquid, with a lower expected volatility profile than INF, should trade at a narrower discount;

(5) the Board considered that the Reorganization may create improved risk-adjusted returns for stockholders of each Fund. For INF stockholders, the Board noted that risk-adjusted returns should improve by moving into the Combined Fund, which is expected to have lower volatility than INF. Brookfield explained to the Board that improved risk-adjusted returns should be driven by adding high yield bonds and mortgage-backed securities to the legacy INF portfolio, which currently consists of infrastructure and MLP equities. In contrast, relative to RA, the Board considered that the Combined Fund will have an expected higher total return with slightly more volatility. Based on Brookfield’s expectations, the excess return in the Combined Fund should be driven by adding higher total returning infrastructure and MLP equities. As a result, the Board considered that both Funds may experience improved risk-adjusted returns for the following, albeit different, reasons: (i) for INF, due to reduced volatility; and (ii) for RA, due to an increase in total return potential;

(6) that stockholders will recognize no gain or loss for Federal income tax purposes as a result of the Reorganization, as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”);

(7) that stockholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund, and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund;

(8) that stockholders will receive substantially the same services after the Reorganization;

(9) that the aggregate net asset value of the shares of the Combined Fund that INF stockholders will receive in the Reorganization is expected to equal the aggregate net asset value of the INF shares owned by INF Stockholders immediately prior to the Reorganization (minus the allocable costs of the Reorganization that INF stockholders will experience), and the net asset value of INF shares or RA shares will not be diluted as a result of the Reorganization; and

(10) that the cost of the Reorganization is expected to be borne by both Funds based on their relative average net assets.

Considering these and other reasons, the Board of INF unanimously concluded that the proposed Reorganization is in the best interests of INF and its stockholders and that the interests of the stockholders of INF will not be diluted as a result of the Reorganization. Similarly, the Board of RA unanimously concluded that the Issuance of RA common shares is in the best interests of RA and its stockholders and that the interests of the stockholders of RA will not be diluted as a result of the Issuance of RA common shares. This determination was made on the basis of each director’s business judgment after consideration of all of the factors taken as a whole, although individual directors may have placed different weight and assigned different degrees of materiality to various factors. See “Reasons for the Reorganization.” If the Reorganization is not approved by the stockholders of INF or if the Issuance of RA common shares is not approved by the stockholders of RA, then the Board will consider other options for INF.

Expenses

Following the consummation of the Reorganization, the total annual operating expense ratio of the Combined Fund is expected to be lower than the current total annual operating expense ratio for INF, and modestly lower or at least equivalent to RA’s current expense ratio. For the twelve (12) month period ended June 30, 2019, the total annual operating expense ratios (including the costs of leverage) for RA and INF were 2.67% and 3.15%, respectively. If the Reorganization had been in effect for the twelve (12) month period ended June 30, 2019, the estimated total annual operating expense ratios on a pro forma basis for the Combined Fund would have been 2.65% (including the costs of leverage), representing a reduction in the current total annual operating expense ratio for INF of 0.50%, and modestly lower or at least equivalent to RA’s current total annual operating expense ratio. The pro forma expense ratios have been adjusted to reflect a reduction in INF’s portfolio leverage to maintain approximately the same portfolio leverage currently in RA’s portfolio, following the closing date of the Reorganization (the “Closing Date”).

Appraisal Rights

Stockholders of INF and RA do not have appraisal rights for their common shares.

Further Information Regarding the Reorganization

The INF Board has determined that the Reorganization is in the best interests of INF and the stockholders of INF and that the interests of such stockholders will not be diluted as a result of INF’s Reorganization. Similarly, the RA Board has determined that the Reorganization is in the best interests of RA and its stockholders and that the interests of such stockholders will not be diluted as a result of the Reorganization. As a result of the Reorganization, however, stockholders of each Fund will hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds.

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, stockholders of INF will recognize no gain or loss for Federal income tax purposes upon the exchange of their INF common shares for RA common shares pursuant to the Reorganization. Additionally, INF will recognize no gain or loss for Federal income tax purposes by reason of the Reorganization. Neither RA nor its stockholders will recognize any gain or loss for Federal income tax purposes pursuant to the Reorganization. It is a condition to the closing of the Reorganization that INF and RA receive an opinion from Paul Hastings LLP (“Paul Hastings”), dated as of the closing date of the Reorganization (the “Closing Date”), regarding the characterization of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code. Subject to the requisite approval of the stockholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be sometime during the first quarter of 2020.

The INF Board requests that stockholders of INF approve INF’s proposed Reorganization at the Special Meeting to be held on January 24, 2020 at 8:30 a.m., Eastern Time. The proposal will require the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

For additional information regarding voting requirements, see “Voting Information and Requirements.”

Investing in the Combined Fund following the Reorganization involves risks. For additional information, see “Risk Factors and Special Considerations.”

The INF Board recommends that stockholders of INF vote “FOR” the Reorganization.

PROPOSAL 2: ISSUANCE OF COMMON SHARES BY BROOKFIELD REAL ASSETS INCOME FUND INC.

In connection with the proposed Reorganization described under “Proposal 1: The Reorganization of Brookfield Global Listed Infrastructure Income Fund Inc. into Brookfield Real Assets Income Fund Inc.,” RA will issue additional common shares and list them for trading on the NYSE. On the Closing Date, the Reorganization will not result in a reduction of the net asset value of RA common shares, other than to reflect the costs of the Reorganization allocable to RA.

No gain or loss for Federal income tax purposes will be recognized by RA or its stockholders following the Reorganization. The RA Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit stockholders of RA. In particular, the RA Board reviewed data presented by the Adviser showing that RA will not experience an increase in the total expense ratio as a result of the proposed Reorganization. In addition, the Board considered that the Reorganization will result in a larger fund that is more liquid, with a lower expected volatility profile than INF, and which should trade at a narrower discount. If the Reorganization is consummated, the Board also considered that the Combined Fund will maintain RA’s management fee rate of 1.00% of RA’s Managed Assets.

The RA Board requests that stockholders of RA approve the Issuance of RA common shares in connection with the Reorganization (“Issuance of RA common shares”) at the Special Meeting to be held on January 24, 2020 at 8:30 a.m., Eastern Time. The proposal will require the affirmative vote of a majority of the votes cast by stockholders. For additional information regarding voting requirements, see “Voting Information and Requirements.”

The RA Board recommends that stockholders of RA vote “FOR” the Issuance of RA common shares in connection with the Reorganization.

PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the RA Board, including all of RA’s Independent Directors, have selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for RA for the fiscal year ending December 31, 2019 and are submitting the selection of Deloitte to stockholders for ratification.

The ratification of Deloitte will require the affirmative vote of a majority of the votes cast by stockholders. For additional information regarding voting requirements, see “Voting Information and Requirements.”

The RA Board recommends that stockholders of RA vote “FOR” the ratification of the selection of Deloitte as RA’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

PRINCIPAL RISKS

Comparison of Risks

The Chart below compares the principal risks of each Fund. An investment in a Fund may not be appropriate for all investors. Descriptions of these risks and special considerations associated with investing in each Fund are set forth in greater detail below, under “Risks of Investing in the Funds.”

The Funds are not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Funds will achieve their investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to a Fund. An investment in a Fund is intended to be a long-term investment, and you should not view a Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

Principle Risks	RA	INF

Market Discount Risk	X	X

High Yield (“Junk”) Securities Risk	X	X

Zero Coupon, Payment In-Kind and Deferred Payment Securities Risk	X

Stripped Securities Risk	X

Distressed Securities Risk	X

Collateralized Loan Obligation (“CLO”) Risk	X

Mortgage and Asset-Backed Securities	X

Residential Mortgage Backed Securities Risk	X

Commercial Mortgage Backed Securities Risk	X

Prepayment or Call Risk	X

Inflation, Interest Rate and Bond Market Risk	X

Variable and Floating Rate Securities Risk	X

Corporate Bonds Risk	X

Credit Risk	X	X

Systemic Risk	X

Issuer Risk	X	X

Event Risk	X	X

Bank Loan Risk	X

Leverage Risk	X	X

Market Risk	X	X

Common Stock Risk	X	X

Preferred Stock Risk	X	X

Convertible Securities Risk	X	X

Foreign Securities Risk	X	X

Emerging Markets Risk	X	X

Foreign Currency Risk	X	X

REIT Risk	X

Special Risks of Derivative Transactions	X	X

Counterparty Risk	X	X

Liquidity Risk	X	X

Risks Associated with Position Limits Applicable to Derivatives	X	X

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty	X	X

Swaps	X	X

Over-the-Counter Trading Risk	X	X

Tracking Risk	X

Short Sales Risk	X	X

Securities Lending Risk	X

Principle Risks	RA	INF

Repurchase Agreements Risk	X

Reverse Repurchase Agreements Risk	X

Illiquid and Restricted Securities Risk	X	X

Corporate Loans Risk	X

U.S. Government Securities Risk	X

Municipal Securities Risk	X

Mezzanine Loan Risk	X

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk	X

Risks Associated With Long-Term Objective; Not a Complete Investment Program	X	X

Management Risk	X	X

Potential Conflicts of Interest Risk	X	X

Anti-Takeover Provisions Risk	X	X

Unrated Securities Risk	X	X

Valuation Risk	X

Risks Associated With Status as a Regulated Investment Company	X	X

Commodity Pool Operator Risk	X	X

Exchange-Traded Fund Risk	X	X

Exchange-Traded Note Risk	X	X

Small- and Mid-Capitalization Risk	X	X

Defensive Investments	X	X

Portfolio Selection Risk	X

Portfolio Turnover Risk	X	X

MLP Risk	X	X

Real Estate Market Risk	X

Concentration Risk	X	X

Fixed Income Risk	X	X

Investment Risk	X	X

Return of Capital Risk	X	X

Commercial Paper Risk	X

Stapled Securities Risk	X	X

Investment Grade Securities Risk	X

Short-Term Debt Obligations	X

Income and Distribution Risk	X	X

Asset Allocation Risk	X

Commodity-Related Investments Risk	X

Construction and Development Risk	X

Contingent Convertible Securities Risk	X

Gold and Other Precious Metals Risk	X

Infrastructure Risk	X	X

Natural Resources Risk	X

Sector Focus Risk	X

Government Intervention in Financial Markets Risk	X	X

Limitation on Covered Call Writing Risk		X

Investment Restrictions Risk		X

Temporary Defensive Strategies Risk	X	X

Risks Associated with Covered Calls and Option Transactions		X

Risks of Investing in the Funds

Market Discount Risk. Whether investors will realize gains or losses upon the sale of a Fund’s shares of common stock will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s NAV per share. Since the market price of a Fund’s shares of common stock will be affected by various factors such as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, NAV, market liquidity, the relative demand for and supply of the shares of common stock in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, it is impossible to predict whether the Fund’s shares of common stock will trade at, below or above NAV or at, below or above the public offering price. Shares of common stock of closed-end funds often trade at a discount from their NAVs and a Fund’s shares of common stock may trade at such a discount. This risk may be greater for investors expecting to sell their shares of common stock soon after completion of the public offering. The shares of common stock of a Fund is designed primarily for long-term investors, and investors in the Fund’s shares of common stock should not view the Fund as a vehicle for trading purposes.

High Yield (“Junk”) Securities Risk. Investors should recognize that below investment grade and unrated securities in which a Fund will invest subject Fund stockholders to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. Generally, lower rated or unrated securities of equivalent credit quality offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of a default or bankruptcy of the issuers of such securities. Lower rated securities and comparable unrated securities will likely have larger uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by a Fund, with a commensurate effect on the value of the Fund’s shares of common stock.

While the market values of lower rated securities and unrated securities of equivalent credit quality tend to react less to fluctuations in interest rate levels than do those of higher rated securities, the market value of certain of these lower rated securities also tend to be more sensitive to changes in economic conditions, including unemployment rates, inflation rates and negative investor perception than higher-rated securities. In addition, lower-rated securities and unrated securities of equivalent credit quality generally present a higher degree of credit risk, and may be less liquid than certain other fixed income securities. High yield securities in which a Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Furthermore, there are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality instruments. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to a Fund. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require a Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in a Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates.

Securities which are rated Ba by Moody’s, BB by S&P, or BB by Fitch IBCA (“Fitch”) have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack the characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa1 or CCC+ or below are of poor standing and highly speculative. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody’s, D by S&P, or the equivalent by Fitch are in the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects. It is unlikely that future payments of principal or interest will be made to a Fund with respect to these highly speculative securities other than as a result of the sale of the securities or the foreclosure or other forms of liquidation of the collateral underlying the securities.

In general, the ratings of the nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they choose to rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings may be considered by a Fund in the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments.

Zero Coupon, Payment In-Kind and Deferred Payment Securities Risk (applicable to RA). The Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in-kind (“PIK securities”). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Fund will accrue income on such investments based on an effective interest method, which is distributable to stockholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s dividend and distribution obligations. As a result, the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Stripped Securities Risk (applicable to RA). Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Distressed Securities Risk (applicable to RA). An investment in the securities of financially distressed issuers can involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Collateralized Loan Obligation (“CLO”) Risk (applicable to RA). CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the collateral and the class of the CLO in which the Fund invests. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CLOs allowing a CLO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Fund’s Board of Directors. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage and Asset-Backed Securities (applicable to RA). The Fund may invest in a variety of mortgage related (“MBS”) and other asset-backed securities (“ABS”), including both commercial (“CMBS”) and residential mortgage securities (“RMBS”) and other mortgage backed instruments issued on a public or private basis. Mortgage backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage backed securities will be paid off more quickly than originally anticipated and the Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.”

When interest rates rise, certain types of mortgage backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk, mortgage backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed securities.

Like more traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of the Fund’s portfolio may increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities.

Residential Mortgage Backed Securities Risk (applicable to RA). The investment characteristics of RMBS differ from those of traditional debt securities. The major differences include the fact that, on certain RMBS, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Subordinated classes of RMBS are entitled to receive repayment of principal in many cases only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes of CMOs guaranteed by an agency or instrumentality of the U.S. Government.

Commercial Mortgage Backed Securities Risk (applicable to RA). CMBS may involve the risks of delinquent payments of interest and principal, early prepayments and potentially unrecoverable principal loss from the sale of foreclosed property. Subordinated classes of CMBS are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Prepayment or Call Risk (applicable to RA). For certain types of securities, prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. For example, during periods of declining mortgage interest rates, prepayments on mortgage backed securities generally increase. If interest rates in general also decline, the amounts available for reinvestment by the Fund during such periods are likely to be reinvested at lower interest rates than the Fund was earning on the MBS that were prepaid, resulting in a possible decline in the Fund’s income and distributions to stockholders. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity date. Under certain interest rate or prepayment scenarios, the Fund may fail to recoup fully its investment in such securities.

Inflation, Interest Rate and Bond Market Risk (applicable to RA). The value of certain fixed income securities in the Fund’s portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, fixed rate securities prices rise, and vice versa. Interest rate risk is the risk that the securities in the Fund’s portfolio will decline in value because of increases in market interest rates. The prices of longer-term securities fluctuate more than prices of shorter-term securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. The Fund’s use of leverage, as described herein, will tend to increase common stock interest rate risk. The Fund utilizes certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the Fund’s NAV. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money over time. As inflation increases, the real value of the common stock and distributions can decline. In addition, debt securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the portfolio securities owned by the Fund would cause a decline in the Fund’s NAV, which in turn is likely to cause a corresponding decline in the market price of the common stock. This risk is more pronounced given the current market environment because certain interest rates are near historically low levels.

Similarly, the yield spreads of the MBS and ABS in which the Fund invests, or yield differentials between the Fund’s securities and Treasury or Agency securities with comparable maturities, may widen, causing the Fund’s assets to underperform Treasury or Agency securities. The amount of public information available about MBS and ABS in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical capabilities of the Adviser than if the Fund were a stock or corporate bond fund. Additionally, the secondary market for certain types of MBS and ABS may be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices.

Variable and Floating Rate Securities Risk (applicable to RA). Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

Corporate Bonds Risk (applicable to RA). Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Credit Risk. Credit risk is the risk that one or more bonds in a Fund’s portfolio will (1) decline in price due to deterioration of the issuer’s or underlying pool’s financial condition or other events or (2) fail to pay interest or principal when due. The prices of non-investment grade quality securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P or Fitch) are generally more sensitive to negative developments, such as a general economic downturn or an increase in delinquencies in the pool of underlying mortgages that secure an MBS, than are the prices of higher grade securities. Non-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to the issuer’s or pool’s capacity to pay interest and repay principal when due and as a result involve a greater risk of default. The market for lower-graded securities may also have less information available than the market for other securities.

Systemic Risk (applicable to RA). Credit risk may arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, securities firms and exchanges, with which the Fund interacts on a daily basis.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Bank Loan Risk (applicable to RA). Bank loans (including senior loans) are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Investments in bank loans are typically in the form of an assignment or participation. Investors in a loan participation assume the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. Accordingly, if a lead lender becomes insolvent or a loan is foreclosed, the Fund could experience delays in receiving payments or suffer a loss. In an assignment, the Fund effectively becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Due to their lower place in the borrower’s capital structure and possible unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the floating rate feature of loans means that bank loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

Investing in senior loans may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale because, among other reasons, they may not be listed on any exchange, or a secondary market for such loans may not exist or if a secondary market exists, it may be comparatively illiquid relative to markets for other more liquid fixed income securities. As a result, in some cases, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Furthermore, restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at what the Adviser believes to be a fair price for such security. These factors may result in the Fund being unable to realize full value for the senior loans and/or may result in the Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the Fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the Fund. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Fund’s investments by reference to market conditions and contractual provisions.

Leverage Risk. Each Fund uses leverage to seek to achieve its investment objective. The borrowing of money or issuance of debt securities and preferred stock represents the leveraging of the Fund’s common stock. In addition, a Fund may also leverage its common stock through investment techniques, such as reverse repurchase agreements, writing credit default swaps, futures or engaging in short sales. Leverage creates risks which may adversely affect the return for the holders of common stock, including:

●	the likelihood of greater volatility of NAV and market price of and distributions in a Fund’s common stock;

●	fluctuations in the dividend rates on any preferred stock or in interest rates on borrowings and short-term debt;

●	increased operating costs, which are effectively borne by common stockholders, may reduce a Fund’s total return; and

●	the potential for a decline in the value of an investment acquired with borrowed funds, while a Fund’s obligations under such borrowing or preferred stock remain fixed.

In addition, the rights of lenders and the holders of preferred stock and debt securities issued by a Fund will be senior to the rights of the holders of common stock with respect to the payment of dividends or to the distribution of assets upon liquidation. Holders of preferred stock have voting rights in addition to and separate from the voting rights of common stockholders. The holders of preferred stock, on the one hand, and the holders of the common stock, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common stockholders. Leverage can cause a Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common stockholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

A Fund will pay (and the common stockholders will bear) all costs and expenses relating to the Fund’s use of leverage, which will result in the reduction of the NAV of the common stock.

A Fund’s leverage strategy may not work as planned or achieve its goals. In addition, the amount of fees paid to the Adviser will be higher if the Fund uses leverage because the fees will be calculated on the Fund’s total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage), which may create an incentive for the Adviser to leverage the Fund.

Certain types of borrowings may result in a Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common stock in certain instances. A Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. A Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for any preferred shares or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

Each Fund may utilize leverage by borrowing through a credit facility or through entering into reverse repurchase agreements. As of June 30, 2019, the Funds had aggregate financial leverage from borrowings through reverse repurchase agreements and credit facility as a percentage of their total assets as follows:

Ticker	Leverage Ratio
RA	21.93%
INF	25.90%

If the Reorganization had occurred on June 30, 2019, the leverage ratio for the Combined Fund would have been 22.12%.

Market Risk. Investing in a Fund involves market risk, which is the risk that securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in a Fund represents an indirect economic stake in the securities owned by the Fund. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of a Fund may at any point in time be worth less than the amount at the time the stockholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk. Common stock of an issuer in a Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments. Common stock in which a Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns over time than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Preferred Stocks Risk. There are special risks associated with investing in preferred securities, including:

●

Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

●

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

●	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

●

Limited Voting Rights. Generally, preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board.

●

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilutive provisions in a convertible security, dilution in the value of a Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Foreign Securities Risk. Investments in foreign securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries.

In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause a Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Investments in foreign securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Emerging Markets Risk. A Fund may invest in securities of companies in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Investments in emerging market securities involve a greater degree of risk than, and special risks in addition to the risks associated with, investments in domestic securities or in securities of foreign, developed countries. Foreign investment risk may be particularly high to the extent that a Fund invests in securities of issuers based or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt, in default or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting a Fund to a greater amount of credit risk and/or high yield risk.

Foreign Currency Risk. A Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, a Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated and the distributions are paid by the Fund) and such foreign currencies. Therefore, to the extent a Fund does not hedge its foreign currency risk or the hedges are ineffective, the value of the Fund’s assets and income could be adversely affected by currency rate movements.

Certain non-U.S. currencies have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair a Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

REIT Risk (applicable to RA). An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation and environmental liabilities, and changes in local and general economic conditions, market value, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, changes in the cost or availability of credit, or the failure by the REIT to qualify for tax-free pass-through of income under the Code, and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a stockholder in a REIT, the Fund, and indirectly the Fund’s stockholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

Special Risks of Derivative Transactions. A Fund may participate in derivative transactions. Such transactions entail certain execution, market, counterparty liquidity, hedging and tax risks. Participation in the options or futures markets, in currency transactions and in other derivatives transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to a Fund may leave the Fund in a worse position than if it had not used such strategies. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

●	dependence on the Adviser’s ability to predict correctly movements in the direction of the relevant measure;

●	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

●	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

●	the possible absence of a liquid secondary market for any particular instrument at any time could expose a Fund to losses;

●	certain derivative transactions involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested;

●	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

●

the possible inability of a Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

●	the creditworthiness of counterparties.

Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, a Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. A Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to a Fund.

Liquidity Risk. Although both over-the-counter and exchange-traded derivatives markets may experience the lack of liquidity, over-the-counter non-standardized derivative transactions are generally less liquid than cleared or exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by a Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Risks Associated with Position Limits Applicable to Derivatives. A Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, are or may in the future be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules, all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes. In order to comply with the position limits, the Adviser may in the future reduce the size of positions that would otherwise be taken for a Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of a Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to a Fund.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty. The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by a Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances and to varying degrees for swaps and options contracts, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of a Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot use assets of a non-defaulting customer with limited exceptions. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, a Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of a Fund’s portfolio, to hedge against increases in the Fund’s cost associated with the interest payments on its outstanding borrowings or to seek to increase the Fund’s return, a Fund may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps may in some cases be illiquid, and they increase credit risk since a Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Additionally, to the extent a Fund sells credit default swap contracts, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap in the event of a default of the referenced debt obligation. A Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return, and may choose not to do so.

Over-the-Counter Trading Risk. Derivative instruments, such as swap agreements, that may be purchased or sold by a Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument is generally greater than, and the ease with which a Fund can dispose of or enter into closing transactions with respect to an instrument is generally less than, the risk associated with an exchange traded instrument. In addition, greater disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.

Tracking Risk (applicable to RA). The value of the derivatives that the Fund uses to gain commodities exposure may not correlate to the values of the underlying commodities. When used for hedging purposes, an imperfect or variable degree of correlation between price or rate movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.

Short Sales Risk. A Fund may take short positions in securities that the Adviser believes may decline in price or in the aggregate may underperform broad market benchmarks. A Fund may also engage in derivatives transactions that provide similar short exposure. In times of unusual or adverse market, economic, regulatory or political conditions, a Fund may not be able, fully or partially, to implement its short selling strategy.

Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. A Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, a Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The use of short sales in combination with long positions in a Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if a Fund held only long positions. It is possible that a Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies will limit its ability to fully benefit from increases in the securities markets.

By investing the proceeds received from selling securities short, a Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase a Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy a Fund employs will be successful during any period in which it is employed.

Securities Lending Risk (applicable to RA). The Fund may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Directors. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Repurchase Agreements Risk (applicable to RA). Subject to its investment objectives and policies, the Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Fund follows procedures approved by the Board of Directors that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements Risk (applicable to RA). Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Fund, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Illiquid and Restricted Securities Risk. A Fund may invest in restricted securities and otherwise illiquid investments. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale such as Rule 144A securities. They may include private placement securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may not be listed on an exchange and may or may not have an active trading market. A Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund then values them. Restricted securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, a Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in a Fund’s inability to realize a favorable price upon disposition of restricted securities, and at times might make disposition of such securities impossible. In addition, a Fund may be unable to sell other illiquid investments when it desires to do so, resulting in a Fund’s obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price at which a security is valued for determining a Fund’s NAV and the price the Fund actually receives upon sale.

Corporate Loans Risk (applicable to RA). In furtherance of its primary investment objective and subject to its investment policies and limitations, the Fund may also invest in primary or secondary market purchases of loans or participation interests in loans extended to corporate borrowers or sovereign governmental entities by commercial banks and other financial institutions (“Corporate Loans”). As in the case of lower grade securities, the Corporate Loans in which the Fund may invest may be rated below investment grade (lower than Baa by Moody’s and lower than BBB by S&P) or may be unrated but of comparable quality in the judgment of the Adviser. As in the case of lower grade securities, such Corporate Loans can be expected to provide higher yields than lower-yielding, higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. The risks of investment in such Corporate Loans are similar in many respects to those of investment in lower grade securities. There are, however, some significant differences between Corporate Loans and lower grade securities. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over investors in lower grade securities in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day to day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically every 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by the Fund may be expected to fluctuate significantly less than the value of fixed rate lower grade securities as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for lower grade securities, and therefore presents increased market risk relating to liquidity and pricing concerns.

Municipal Securities Risk (applicable to RA). The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s municipal securities investments may therefore be more dependent on the analytical abilities of the Adviser. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such securities at prices approximating those at which the Fund may currently value them. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled.

Mezzanine Loan Risk (applicable to RA). Mezzanine loans involve certain considerations and risks. For example, the terms of mezzanine loans may restrict transfer of the interests securing such loans (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk (applicable to RA). When-issued, forward commitment and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued, forward commitment or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued, forward commitment or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued, forward commitment or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Risks Associated With Long-Term Objective; Not a Complete Investment Program. A Fund is intended for investors seeking a high level of total return, with an emphasis on income. A Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of the Fund should not be considered a complete investment program. Each stockholder should take into account a Fund’s investment objective as well as the stockholder’s other investments when considering an investment in the Fund.

Management Risk. A Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

Potential Conflicts of Interest Risk. The Adviser and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. The Adviser and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. Subject to the requirements of the 1940 Act, the Adviser and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Adviser nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with a Fund. As a result, the Adviser and its affiliates may compete with a Fund for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of other accounts managed by the Adviser and its affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Adviser or its affiliates achieve profits. The Adviser has informed each Fund’s Board of Directors that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Adviser and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Adviser and its affiliates in a fair and equitable manner.

Anti-Takeover Provisions Risk. Each Fund’s charter and Bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. Such provisions may discourage outside parties from seeking control of a Fund or seeking to change the composition of its Board of Directors, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

Each Fund’s charter classifies the Fund’s Board of Directors into three classes, with each class of directors serving until the third annual meeting following their election and until their successors are duly elected and qualified, and authorizes the Board of Directors to cause the Fund to issue additional shares of stock. The Board of Directors of each Fund also may classify or reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize a Fund to issue the newly-classified or reclassified shares, in each such instance without stockholder approval. The Board of Directors of each of RA and INF, respectively, may, without any action by the stockholders, amend the charter of each Fund, respectively, from time to time, to increase or decrease the aggregate number of shares or the number of shares of any class or series that a Fund has the authority to issue.

These provisions could have the effect of depriving common stockholders of opportunities to sell their shares of common stock at a premium over the then current market price of the shares of common stock.

Unrated Securities Risk. Because a Fund may purchase securities that are not rated by any rating organization, the Adviser may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

Valuation Risk (applicable to RA). The Adviser may use an independent pricing service or prices provided by dealers to value certain fixed income securities at their market value. Because the secondary markets for certain investments may be limited, they may be difficult to value. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Directors. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Risks Associated With Status as a Regulated Investment Company. Each Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the shares of common stock if a Fund is leveraged and fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. Each Fund presently intends, however, to purchase or redeem any outstanding leverage to the extent necessary in order to maintain compliance with such asset coverage requirements.

Commodity Pool Operator Risk. The Adviser has claimed an exclusion from definition of the term “commodity pool operator” in accordance with Rule 4.5 promulgated by the CFTC with respect to each Fund, so that the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. In order to maintain the exclusion for the Adviser, a Fund must invest no more than a prescribed level of its liquidation value in futures, swaps and certain other derivative instruments subject to CEA jurisdiction and the Fund must not market itself as providing investment exposure to such instruments. If a Fund’s investments no longer qualify for the exclusion, the Adviser may be subject to the CFTC registration requirement, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools and commodity pool operators. Compliance with these additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory requirements may develop.

Exchange-Traded Fund Risk. ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. The Fund also will incur brokerage costs when it purchases ETFs.

If a Fund invests in shares of another mutual fund, stockholders will indirectly bear fees and expenses charged by the underlying mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to stockholders and therefore may increase the amount of taxes payable by investors in the Fund.

Exchange-Traded Note Risk. ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. Each Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Small- and Mid-Capitalization Risk. A Fund may invest across large-, mid-, and small-capitalization stocks. From time to time, a Fund may invest its assets in small- and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small- and medium-size companies may have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result of these risks and uncertainties, the returns from these small- and medium-size stocks may trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

Defensive Investments. When adverse market or economic conditions occur, a Fund may temporarily invest all or a portion of its assets in defensive investments that are short-term and liquid. Such investments include U.S. government securities, certificates of deposit, banker’s acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When following a defensive strategy, a Fund will be less likely to achieve its investment objective.

Portfolio Selection Risk (applicable to RA). The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to stockholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs.

MLP Risk. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments.

A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the common stock.

To the extent that a Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, a Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. A Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the MLP’s tax deductions, losses and credits, or its net operating loss carryforwards, if any. The portion, if any, of a distribution received by a Fund from an MLP that is offset by the MLP’s tax deductions, losses or credits is essentially treated as a return of capital. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in a Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.

Because of a Fund’s investments in equity securities of MLPs, the Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, a Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Fund’s distributions exceed its taxable income. In addition, changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect a Fund or the MLP investments in which the Fund invests.

Real Estate Market Risk (applicable to RA). The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because the Fund has significant exposure to the real estate sector, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

●	declines in the value of real estate;

●	risks related to general and local economic conditions;

●	possible lack of availability of mortgage funds;

●	overbuilding;

●	extended vacancies of properties;

●	increased competition;

●	increases in property taxes and operating expenses;

●	changes in zoning laws;

●	losses due to costs resulting from the clean-up of environmental problems;

●	liability to third parties for damages resulting from environmental problems;

●	casualty or condemnation losses;

●	limitations on rents;

●	changes in neighborhood values and the appeal of properties to tenants; and

●	changes in interest rates.

Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Concentration Risk. Concentration risk is the risk that each Fund’s investments in the securities of companies in one industry will cause a Fund to be more exposed to developments affecting a single industry or market sector than a more broadly diversified fund would be. A Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Fixed Income Risk. The prices of fixed income securities react to economic developments, particularly interest rate changes, as well as to perceptions about the credit risk of individual issuers. Increases in interest rates can cause the prices of a Fund’s fixed income securities to decline, and the level of current income from a portfolio of fixed income securities may decline in certain interest rate environments. These risks may be greater in the current market environment because interest rates are near historically low levels. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons may be swift and significant.

Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Return of Capital Risk. Each Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in a Fund. A return of capital is tax-free to the extent of a stockholder’s basis in a Fund’s shares and reduces the stockholder’s basis to that extent. Distributions made in excess of a stockholder’s basis in a Fund’s shares could be treated as capital gain from the sale of Fund shares to such stockholder. Such capital gain may be long term depending on each stockholders holding period in its shares of the Fund.

Commercial Paper Risk. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These instruments are generally unsecured, which increases the credit risk associated with this type of investment.

Stapled Securities Risk. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by a Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Investment Grade Securities Risk (applicable to RA). Investment grade corporate securities are securities rated BBB- or above by Standard and Poor’s Corporation or Fitch IBCA or Baa3 or above by Moody’s Investors Service, Inc. or, if non-rated, are determined by the Adviser to be of comparable credit quality. Investment grade corporate securities are fixed income securities issued by U.S. corporations, including debt securities, convertible securities and preferred stock. Ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

Short-term Debt Obligations Risk (applicable to RA). The Fund may invest in certain bank obligations including certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits.

Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ (including, less stringent) from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Income and Distribution Risk. The income that stockholders receive from a Fund is expected to be based in part on income from short-term gains that a Fund earns from dividends and other distributions received from its investments. If the distribution rates or yields of a Fund’s holdings decrease, stockholders’ income from that Fund could decline. In selecting equity income securities in which a Fund will invest, the Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not fixed but are elected and declared at the discretion of the issuer’s board of directors and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion. There can be no assurance that monthly distributions paid by a Fund to the stockholders will be maintained at initial levels or increase over time.

Asset Allocation Risk (applicable to RA). The Fund is subject to the risk that the Adviser’s selection and weighting of asset classes may cause the Fund to fail to meet its investment objective, cause the Fund to underperform other funds with a similar investment objective or cause an investor to lose money.

Commodity-Related Investments Risk (applicable to RA). The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Construction and Development Risk (applicable to RA). Investments in new or development stage infrastructure projects, likely retain some risk that the project will not be completed within budget, within the agreed time frame and to the agreed specification. During the construction or development phase, the major risks of delay include political opposition, regulatory and permitting delays, delays in procuring sites, strikes, disputes, environmental issues, force majeure, or failure by one or more of the infrastructure investment participants to perform in a timely manner their contractual, financial or other commitments. These delays in the projected completion of a project could result in delays in the commencement of cash flow and an increase in the capital needed to complete construction, which may have a material adverse effect on the Fund’s financial performance.

Contingent Convertible Securities Risk (applicable to RA). Contingent convertible securities (“CoCos”) have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, the Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos held by the Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.

Gold and Other Precious Metals Risk (applicable to RA). Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments. Although the Fund has contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. If it holds physical gold, the Fund is also subject to an increased risk of loss and expense in connection with the transportation of such assets to and from the Fund’s custodian. In addition, income derived from trading in gold and other precious metals may result in negative tax consequences due to appreciation in value, which could limit the ability of the Fund to sell its holdings of physical gold and certain ETFs at the desired time.

Infrastructure Risk. The Funds’ investments in infrastructure securities involve risks. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. The following is a summary of specific risks infrastructure companies may be particularly affected by or subject to:

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Regulatory Risk. Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment toward infrastructure assets. Infrastructure companies’ inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

●

Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

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Regional or Geographic Risk. This risk arises where an infrastructure company’s assets are not movable. Should an event that somehow impairs the performance of an infrastructure company’s assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

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Natural Disasters Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. Extreme weather patterns, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.

●

Through-put Risk. The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure company. A significant decrease in the number of users may negatively impact the profitability of an infrastructure company.

●

Project Risk. To the extent the Fund invests in infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect the Fund’s return from that investment.

●

Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

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Operation Risk. The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company’s ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

●

Customer Risk. Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

●

Interest Rate Risk. Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances.

The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.

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Inflation Risk. Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

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Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by such companies may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies in which the Fund invests may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such issuers may be considerably more volatile than that in more established segments of the economy.

●

Risks of Investing in Pipelines. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation and related cost-intensive integrity management and testing programs. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

●

Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulation Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by the FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to pay cash distributions or dividends. In addition, the FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or stockholders.

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The ability of interstate pipelines held in tax-pass-through entities such as MLPs to include an allowance for income taxes as a cost-of-service element in their regulated rates has been subject to extensive litigation before the FERC and the courts for a number of years. It is currently the FERC’s policy to permit pipelines to include in cost-of-service a tax allowance to reflect actual or potential income tax liability on their public utility income attributable to all partnership or limited liability company interests, if the ultimate owner of the interest has an actual or potential income tax liability on such income. Whether a pipeline’s owners have such actual or potential income tax liability will be reviewed by the FERC on a case-by-case basis.

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Further, intrastate pipelines are subject to regulation in many states, which, while less comprehensive than FERC regulation, makes intrastate pipeline tariffs subject to protest and complaint and may adversely affect such intrastate pipelines’ financial condition, cash flows and ability to pay distributions or dividends.

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Financing Risk. From time to time, infrastructure companies may encounter difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

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Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

Natural Resources Risk (applicable to RA). The Fund’s investments in natural resources securities involve risks. The market value of natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Sector Focus Risk (applicable to RA). To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.

Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries. Recently, the energy sector has experienced significant volatility as a result of fluctuations in the price of oil and such volatility may continue in the future. To the extent the Fund invests in companies in the oil sector, it may be subject to greater volatility than funds that do not invest in the oil sector.

Government Intervention in Financial Markets Risk. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase a Fund’s expenses and impact its returns to stockholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

The Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes to the Funds’ business, they could adversely affect the Funds’ business, financial condition, operating results and cash flows. Until it is known what policy changes are made and how those changes impact the Funds, we will not know if, overall, the Funds will benefit from them or be negatively affected by them.

In addition, the Tax Cuts and Jobs Act (the “Act”) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in a Fund’s shares and their indirect effect on the value of their assets, Fund’s shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on the Funds. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Funds, or Fund stockholders.

Limitation on Covered Call Writing Risk. The number of covered call options the Fund can write is limited by the number of shares of the corresponding common stock the Fund holds. Furthermore, the Fund’s covered call options and other options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. As a result, the number of covered call options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. This limitation on covered call writing may impact the Fund’s ability to make distributions to the Fund’s stockholders.

Investment Restrictions Risk. The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Common Shares and preferred stock, if any, voting together as a single class. See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue preferred stock or debt securities or borrow money in the future, it may become subject to rating agency guidelines in order to obtain and maintain a desired rating on its preferred stock, or may be subject to covenants in borrowing agreements that are more limiting than its fundamental investment restrictions.

Temporary Defensive Strategies Risk. From time to time, the Fund may temporarily depart from its principal investment strategies as a defensive measure when the Adviser anticipates unusual market or other conditions. When a temporary defensive posture is believed by the Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its Managed Assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. See “Investment Restrictions” in the SAI. To the extent that the Fund invests defensively, it may not achieve its investment objective.

Risks Associated with Covered Calls and Other Option Transactions (applicable to INF). There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well). The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the OCC may not be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Risks Related to the Reorganization

Expenses

Following the consummation of the Reorganization, the total annual operating expense ratio of the Combined Fund is expected to be lower than the current total annual operating expense ratio for INF, and modestly lower or at least equivalent to RA’s current expense ratio. For the twelve (12) month period ended June 30, 2019, the total annual operating expense ratios (including the costs of leverage) for RA and INF were 2.67% and 3.15%, respectively. If the Reorganization had been in effect for the twelve (12) month period ended June 30, 2019, the estimated total annual operating expense ratios on a pro forma basis for the Combined Fund would have been 2.65% (including the costs of leverage), representing a reduction in the current total annual operating expense ratio for INF of 0.50%, and modestly lower or at least equivalent to RA’s current total annual operating expense ratio. The pro forma expense ratios have been adjusted to reflect a reduction in INF’s portfolio leverage to maintain approximately the same portfolio leverage currently in RA’s portfolio, following the closing date of the Reorganization (the “Closing Date”).

The expenses relating to the proposed Reorganization will be borne by the Funds in proportion to their respective net assets as of the close of business on the business day immediately preceding the Closing Date. INF and RA will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be allocated to each Fund in proportion to their respective net assets.

EXPENSE TABLE FOR STOCKHOLDERS

Total Expenses Table for Stockholders of the Funds as of June 30, 2019

The table below illustrates the anticipated total expenses expected as a result of the Reorganization. The table sets forth (i) the total expenses paid by each Fund for the period ended June 30, 2019 and (ii) the pro forma total expenses for the Combined Fund, assuming the Reorganization had been in effect for the twelve (12) month period ended June 30, 2019.

	INF	RA	RA Pro forma Combined Fund(1)
Stockholder Transactions
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(2)	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None

Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(3)	1.39%	1.32%	1.32%
Interest Payments on Borrowed Funds(4)	1.28%	1.03%	1.01%
Other Expenses(5)(6)	0.48%	0.32%	0.32%

Total Annual Operating Expenses	3.15%	2.67%	2.65%

(1)	Assumes the Reorganization had taken place on June 30, 2019.

(2)	No sales load will be charged in connection with the issuance of RA shares as part of the Reorganization.

(3)

The contractual advisory fees of INF, RA and the Combined Fund is 1.00% of each Fund’s average daily net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”). The advisory fee percentage calculation assumes the use of leverage by each Fund as discussed in note (4) below.

(4)

For the twelve (12) month period ended June 30, 2019, INF had approximately $74,452,055 in average daily borrowings outstanding under the BNP Agreement (representing approximately 27.92% of the average daily value of the Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 3.31%.

For the twelve (12) month period ended June 30, 2019, RA had approximately $180,000,000 in average daily borrowings outstanding under the BNP Agreement (representing approximately 15.90% of the average daily value of the Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 3.40%.

For the twelve (12) month period ended June 30, 2019, the average daily balance of reverse repurchase agreements outstanding for RA was $92,512,870 (representing approximately 8.17% of the average daily value of the Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at a weighted average daily interest rate of 2.98%.

For the twelve (12) month period ended June 30, 2019, RA Pro forma Combined Fund had approximately $247,350,000 in average daily borrowings outstanding under the BNP Agreement and $92,512,870 of reverse repurchase agreements (representing approximately 24.48% of the average daily value of the Fund’s daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) during such period) at an average annual interest rate of 3.12%. There can be no assurances that the Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which the Fund borrows will not change, or that the Fund’s use of leverage will be profitable. The expenses shown under “Interest Payments on Borrowed Funds” in the table above includes the expected interest expense on the maximum amount to which the Fund intends to borrow during the next twelve months, and the Fund currently intends during the next twelve (12) months (i) to maintain a similar proportionate amount of borrowings but may increase such amount to 33 1/3% of the average daily value of the Fund’s total assets and (ii) not to issue preferred shares or debt securities.

(5)	Other Expenses are estimated based on expenses to be borne by the Combined Fund for its first year of operations.

(6)	The administration fee, on a net basis, for each of the Combined Fund, INF and RA is 0.20%, 0.21% and 0.20%, respectively.

Example: The following examples illustrate the expenses that a common stockholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same. The example set forth below assumes common shares of each Fund were owned as of the completion of the Reorganization and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
INF	$32	$97	$165	$346
RA	$27	$83	$141	$300
Pro forma Combined Fund	$27	$82	$140	$298

INF and RA will bear expenses incurred in connection with the Reorganization that are not reflected in “Other Expenses,” including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be allocated to each Fund in proportion to their net assets. Such expenses are estimated to be $600,000 in the aggregate, of which $109,622 is estimated to be allocable to INF and $490,378 is estimated to be allocable to RA.

PROPOSAL 1: THE REORGANIZATION OF BROOKFIELD GLOBAL LISTED INFRASTRUCTURE

INCOME FUND INC. INTO BROOKFIELD REAL ASSETS INCOME FUND INC.

REASONS FOR THE REORGANIZATION

The Board of each Fund considered the Reorganization at a meeting held on October 28, 2019. Prior to the October 28, 2019 meeting, the Board received a memorandum from the Adviser providing the Board with information regarding the Reorganization, including the reasons for proposing the Reorganization. The Directors also received a memorandum from Fund counsel regarding the findings to be made under the 1940 Act and their duties under Maryland law with respect to the Reorganization. The Independent Directors also discussed these matters with their own counsel. At the October 28, 2019 meeting, the Board considered all of the information presented and discussed the proposed Reorganization with the Adviser. The Board also received a presentation from the Adviser regarding the benefits associated with managing one Combined Fund with a larger asset base. Based on all of the information considered, the Board determined to approve the Reorganization and to recommend that the stockholders of INF approve the Reorganization. The Board, including the Independent Directors, also determined that the Reorganization would be in the best interests of the Funds and that the interests of the existing stockholders of the Funds would not be diluted as a result of the Reorganization. In making these determinations, the Board considered, among other things, the following:

(1) that each Fund currently has the same management fee of 1.00% of the Fund’s average daily net assets, plus the amount of any borrowings for investment purposes (“Managed Assets”), and that the management fee would remain unchanged after the Reorganization. The Board considered that stockholders of the Combined Fund are expected to benefit from efficiencies and economies of scale through consolidation, reducing the expense ratio of the Combined Fund. In particular, the Board noted that the total annual operating expense ratio of the Combined Fund is expected to be lower than the current total annual operating expense ratio for INF, and modestly lower or at least equivalent to RA’s current expense ratio. The Board also noted that certain overlapping expenses will be consolidated and there will also be an opportunity to reduce expenses over time in the Combined Fund by spreading fees over a larger asset base. For example, since the investment management fees and administration fees of each Fund’s Managed Assets are 1.00% and 0.15%, respectively, the expense benefits may include administrative economies of scale, such as the need to only conduct one audit instead of two;

(2) the INF Board considered the enhanced investment flexibility offered by the Combined Fund’s investment guidelines, as well as the associated risks of certain of these strategies. Both the INF and the RA Board considered the potential portfolio benefits associated with having a larger portfolio, including benefits relating to potentially obtaining improved terms for leverage financing;

(3) the INF Board considered the Adviser’s views as to the sustainability of INF’s distribution rate under its current investment guidelines. The Board noted that INF stockholders, as stockholders of the Combined Fund, will experience an increase in the distribution rate, improved distribution coverage from a net investment income perspective (including distributions received from MLPs) based on Brookfield’s projections, and improved share trading volume. The RA Board noted the importance of stability of RA’s current distribution rate in the Combined Fund. Brookfield conveyed to the Board that given the current low interest rate environment, an increased allocation to equities should support the stability of RA’s current distribution rate based upon the potential for capital appreciation from equities. Based on Brookfield’s analysis, RA stockholders, as stockholders in the Combined Fund, should experience improved distribution coverage from a total return perspective (i.e., net investment income, distributions received from MLPs and capital appreciation) given the increased allocation to equities. In considering distribution coverage, the Board noted that total return metrics and the potential for capital appreciation, not merely net investment income, are important factors;

(4) the Board considered that the Combined Fund should experience an increase in trading volume and liquidity. The Board noted that the bid-ask spread is wider for INF compared to RA, and the trading volume is lower for INF. Brookfield explained to the Board that INF’s size is a factor impacting its bid-ask spread and lower trading volume. By combining both Funds, Brookfield noted that the Combined Fund will have better trading volume that may result in a tighter bid-ask spread. In addition, Brookfield noted that the Reorganization may eventually narrow the discount to net asset value in the Combined Fund since a larger fund that is more liquid, with a lower expected volatility profile than INF, should trade at a narrower discount;

(5) the Board considered that the Reorganization may create improved risk-adjusted returns for stockholders of each Fund. For INF stockholders, the Board noted that risk-adjusted returns should improve by moving into the Combined Fund, which is expected to have lower volatility than INF. Brookfield explained to the Board that improved risk-adjusted returns should be driven by adding high yield bonds and mortgage-backed securities to the legacy INF portfolio, which currently consists of infrastructure and MLP equities. In contrast, relative to RA, the Board considered that the Combined Fund will have an expected higher total return with slightly more volatility. Based on Brookfield’s expectations, the excess return in the Combined Fund should be driven by adding higher total returning infrastructure and MLP equities. As a result, the Board considered that both Funds may experience improved risk-adjusted returns for the following, albeit different, reasons: (i) for INF, due to reduced volatility; and (ii) for RA, due to an increase in total return potential;

(6) that stockholders will recognize no gain or loss for Federal income tax purposes as a result of the Reorganization, as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”);

(7) that stockholders will benefit from the continuing experience and expertise of the portfolio management team designated for the Combined Fund, and the team’s commitment to the investment style and strategies to be used in managing the assets of the Combined Fund;

(8) that stockholders will receive substantially the same services after the Reorganization;

(9) that the aggregate net asset value of the shares of the Combined Fund that INF stockholders will receive in the Reorganization is expected to equal the aggregate net asset value of the INF shares owned by INF Stockholders immediately prior to the Reorganization (minus the allocable costs of the Reorganization that INF stockholders will experience), and the net asset value of INF shares or RA shares will not be diluted as a result of the Reorganization; and

(10) that the cost of the Reorganization is expected to be borne by both Funds based on their relative average net assets.

Considering these and other reasons, the Board of INF unanimously concluded that completion of the Reorganization is in the best interests of INF and its stockholders and that the interests of the stockholders of INF will not be diluted as a result of the Reorganization. The Board of RA similarly approved the Issuance of RA common shares as in the best interests of RA and its stockholders and that the interests of the stockholders of RA will not be diluted as a result of the Issuance of RA common shares. This determination was made on the basis of each director’s business judgment after consideration of all of the factors taken as a whole, although individual directors may have placed different weight and assigned different degrees of materiality to various factors. See “Reasons for the Reorganization.” If the Reorganization is not approved by the stockholders of INF or if the Issuance of RA common shares is not approved by the stockholders of RA, then the Board will consider other options for INF.

INVESTMENT OBJECTIVES AND POLICIES OF THE COMBINED FUND

The Combined Fund’s investment objectives and policies will be substantially similar to RA’s investment objectives and policies and are described in detail below.

RA’s investment objective is to seek high total return, primarily through high current income and secondarily, through growth of capital.

RA’s investment objective is not fundamental and may be changed without stockholder approval. Stockholders will be provided with at least 60 days’ prior written notice of any change in the investment objective.

As a fundamental policy, RA will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the RA’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by RA. This policy may not be changed without a stockholder vote.

RA makes investments that will result in the concentration (as that term is used in the 1940 Act) of its assets. Under normal market conditions, RA will invest more than 25% of its total assets in the real estate industry. The policy of concentration is a fundamental policy. This fundamental policy and the investment restrictions described in the Statement of Additional Information under the caption “Investment Restrictions” cannot be changed without the approval of the holders of a majority of RA’s outstanding voting securities. Such majority vote requires the approval of the lesser of (i) 67% of RA’s shares represented at a meeting at which more than 50% of RA’s shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares. RA limits its investments in industries other than the real estate industry so as to not exceed 25% of its total assets for each such industry.

Investment Policies

RA seeks to achieve its investment objective by investing primarily in real asset companies and issuers. Under normal market conditions, RA will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any borrowings for investment purposes) in the securities and other instruments of real asset companies and issuers. RA may change the 80% Policy without stockholder approval upon at least 60 days’ prior written notice to stockholders. RA normally expects to invest at least 65% of its Managed Assets in fixed income securities of real asset companies and issuers and in derivatives and other instruments that have economic characteristics similar to such securities. Real asset companies and issuers includes the following categories:

●	Real Estate;

●	Infrastructure; and

●	Natural Resources.

RA actively trades portfolio investments. RA may invest in securities and instruments of companies of any size market capitalization. RA will invest in companies located throughout the world and there is no limitation on the RA’s investments in foreign securities or instruments or in emerging markets. An “emerging market” country is any country that is included in the MSCI Emerging Markets Index. The amount invested outside the United States may vary, and at any given time, RA may have a significant exposure to non-U.S. securities. RA may invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

RA has flexibility in the relative weightings given to each of these categories. In addition, RA may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with its investment objective.

RA may also invest in 144A or private securities, ABS, including Mortgage-Related Investments, collateralized loan obligations, bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), exchange-traded notes, and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations. RA considers Mortgage-Related Investments to consist of, but not be limited to, MBS of any kind; interests in loans and/or whole loan pools of mortgages, loans or other instruments used to finance long-term infrastructure, industrial projects and public services; mortgage REITs; ABS that are backed by interest in real estate, land or other types of assets; and securities and other instruments issued by mortgage servicers. RA’s investments in MBS may include RMBS or CMBS. Under normal market conditions, RA will invest more than 25% of its total assets in the real estate industry. For purposes of this limitation, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities will not be considered members of any industry. RA will also invest in a variety of industries related to real assets, including among others, infrastructure and natural resources, as described below.

RA defines a real estate Security as any company or issuer that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) commits at least 50% of its assets to activities related to real estate.

For purposes of selecting investments in real estate securities, RA defines the real estate industry broadly. It includes, but is not limited to, the following:

●	REITs;

●	REOCs;

●	Brokers, developers and builders of residential, commercial, and industrial properties;

●	Property management firms;

●	Finance, mortgage, and mortgage servicing firms;

●	Construction supply and equipment manufacturing companies;

●	Firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining and agriculture companies; and

●	Debt securities, including securitized obligations, which are predominately (i.e., at least 50%) supported by real estate assets.

REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the United States is generally not taxed on income distributed to stockholders so long as it meets tax-related requirements, including the requirement that it distribute substantially all of its taxable income to its stockholders. Dividends from REITs are not “qualified dividends” and therefore are taxed as ordinary income rather than at the reduced capital gains rate. REIT-like entities are organized outside of the United States and maintain operations and receive tax treatment similar to that of U.S. REITs. RA retains the ability to invest in real estate companies of any size market capitalization. RA will not invest in real estate directly.

REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in.

RA defines an infrastructure security as, any company or issuer that (i) derives at least 50% of its revenue or profits, either directly or indirectly, from infrastructure assets, or (ii) commits at least 50% of its assets to activities related to infrastructure.

For purposes of selecting investments in infrastructure securities, RA defines the infrastructure sector broadly. It includes, but is not limited to, the physical structures, networks and systems of transportation, energy, water and sewage, and communication. RA’s investments in infrastructure securities may include investments in the following industries:

●	toll roads, bridges and tunnels;

●	airports;

●	seaports;

●	electricity generation and transmission and distribution lines;

●	gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;

●	water and sewage treatment and distribution pipelines;

●	communication towers and satellites;

●	railroads; and

●	other companies with direct and indirect involvement in infrastructure through the development, construction or operation of infrastructure assets.

Infrastructure Securities also include MLPs.

An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

From time to time, RA may invest in stapled securities to gain exposure to certain infrastructure companies. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, RA. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

RA defines a natural resources security as, any company or issuer that derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to:

●	timber and agriculture assets and securities;

●

commodities and commodity-linked assets and securities, including, but not limited to, precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities; and

●	energy, including the exploration, production, processing and manufacturing of hydrocarbon-related and chemical-related products.

Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, RA may invest in commodity index-linked notes. Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity index and will be subject to credit and interest rate risks that typically affect debt securities.

RA may also invest up to 35% of its Managed Assets in equities, including common stock, preferred stock, convertible stock, and open-end and closed-end investment companies, including exchange-traded funds. RA may invest up to 20% of its Managed Assets in fixed income securities other than those of Real Asset Companies and Issuers, including in TIPS and other inflation-linked fixed income securities.

The Adviser will determine RA’s strategic allocation with respect to its debt and equity investments as well as its strategic allocation with respect to its investment sub-portfolios.

RA currently intends to use leverage to seek to achieve its investment objective. RA currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. As a non-fundamental policy that may be changed by the Board, RA may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of its total assets. The use of borrowing techniques, preferred shares, debt or effective leverage (defined below) to leverage the shares of common stock will involve greater risk to common stockholders. RA will monitor interest rates and market conditions and anticipates that it will leverage the shares of common stock at some point in the future if its Board determines that it is in the best interest of RA and its common stockholders. The costs of leverage will be borne solely by the common stockholders. In addition, RA may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”). Although certain forms of effective leverage used by RA may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the RA’s leverage limits. RA may also engage in certain investment management techniques which may have effects similar to the leverage described herein and may be considered senior securities for purposes of the 1940 Act unless RA segregates cash or other liquid securities equal to RA ‘s daily marked-to-market obligations in respect of such techniques. RA may cover such transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC and its staff may be taken into account when deemed appropriate by RA. These segregation and coverage requirements could result in RA maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so, or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. The use of leverage may magnify the impact of changes in net asset value on the holders of shares of common stock. In addition, the cost of leverage could exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing returns to the holders of the shares of common stock.

The Adviser utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Adviser also draws upon the expertise and knowledge within Brookfield Asset

Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. Brookfield Asset Management Inc. is a global alternative asset manager with over $500 billion in assets under management as of September 30, 2019, and over 100 years of experience owning and operating Real Assets, including property, infrastructure, renewable power, timberland and agricultural lands. The Adviser takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis and review of sector and industry trends. The Adviser uses credit research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The credit research may include an assessment of an issuer’s general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Adviser may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

The Combined Fund may invest in, among other things, the types of instruments described below:

Fixed Income Securities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Combined Fund may also invest in obligations of government-sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

Below Investment Grade (“High Yield” or “Junk Bond”) Securities. Selection and supervision of High Yield Securities, by the Adviser, involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Adviser’s analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

The ratings of Moody’s, S&P and the other Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. While the Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Adviser performs its own independent credit analysis of issuers and, consequently, the Combined Fund may invest, without limit, in unrated securities. As a result, the Combined Fund’s ability to achieve its investment objectives may depend to a greater extent on the Adviser’s own credit analysis than investment companies which invest in investment grade securities. The Combined Fund may continue to hold securities that are downgraded after the Combined Fund purchases them and will sell such securities only if, in the Adviser’s judgment, it is advantageous to sell such securities.

Investments in High Yield Securities generally provide greater income and increased opportunity for capital appreciation than investments in investment grade fixed income securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High Yield Securities are regarded as being predominantly speculative as to the issuer’s ability to make repayments of principal and payments of interest. Investment in such securities involves substantial risk. Issuers of High Yield Securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of High Yield Securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the high yield market. If an issuer of High Yield Securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Combined Fund may incur additional expenses to seek recovery. The market prices of High Yield Securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Combined Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Combined Fund purchases a particular security, in which case the Combined Fund may experience losses and incur costs.

High Yield Securities tend to be more volatile than investment grade fixed income securities, so that adverse events may have a greater impact on the prices of high yield securities than on investment grade fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Combined Fund’s net asset value.

Like investment grade fixed income securities, High Yield Securities are generally purchased and sold through dealers who make a market in such securities for their own accounts. There are fewer dealers, however, in the high yield market, and thus the market may be less liquid than the market for investment grade fixed income securities, even under normal economic conditions. In addition, there may be significant disparities in the prices quoted for high yield securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Combined Fund may experience difficulty acquiring appropriate high yield securities for investment.

Adverse conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair liquidity in the high yield market and may cause the prices the Combined Fund receives for its high yield securities to be reduced. In addition, the Combined Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Combined Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Combined Fund’s portfolio securities than in the case of securities trading in a more liquid market. In addition, the Combined Fund may incur additional expenses if it is forced to seek recovery upon a default of a portfolio holding or if it participates in the restructuring of the obligation.

The risk of loss due to default by an issuer is significantly greater for the holders of junk bonds because such securities are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Combined Fund. If a call were to be exercised by an issuer during a period of declining interest rates, the Combined Fund would likely have to replace such called securities with lower yielding securities, thereby decreasing the net investment income to the Combined Fund and dividends to stockholders.

The High Yield Securities in which the Combined Fund invests may include credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.

Structured notes and other related instruments are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Structured instruments may be less liquid than other fixed income securities and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Structured instruments may also be illiquid. Like other sophisticated strategies, the Combined Fund’s use of structured instruments may not work as intended.

The Combined Fund may receive warrants or other non-income producing equity securities in connection with its investments in High Yield Securities, including in unit offerings, in an exchange offer, upon the conversion of a convertible security, or upon the restructuring or bankruptcy of investments owned by the Combined Fund.

Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Combined Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Corporate Loans. The Combined Fund may invest in in Corporate Loans. The Combined Fund considers Corporate Loans that are rated below investment grade by the established rating services to be High Yield Securities.

The Corporate Loans in which the Combined Fund will invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Combined Fund may invest in a Corporate Loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a Corporate Loan. By purchasing a participation, the Combined Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Combined Fund having a contractual relationship only with the lender, not the borrower. The Combined Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Loan participations, therefore, involve a risk of insolvency of the lending bank or other financial intermediary. Many Corporate Loans are secured, although some may be unsecured. Corporate Loans that are fully secured offer the Combined Fund more protection than an unsecured loan or high yield bond in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated. The markets in loans are not regulated by federal securities laws or the SEC.

As in the case of junk bonds, such Corporate Loans may be rated below investment grade or, if unrated, are considered by the Adviser to be of comparable quality. As in the case of junk bonds, such Corporate Loans can be expected to provide higher yields than lower yielding, investment grade fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. Such security and subordination arrangements are designed to give Corporate Loan investors preferential treatment over high yield bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loan will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted periodically, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of Corporate Loans held by the Combined Fund may be expected to fluctuate less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain Corporate Loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore, positively correlate with increased market risk relating to liquidity and pricing concerns.

Equity Securities. The Combined Fund may invest up to 35% of its total assets in equity securities, including preferred stocks, common stocks, securities convertible into common stocks or rights or warrants to subscribe for or purchase any of the foregoing. The Combined Fund retains the ability to invest in companies of any size market capitalization.

Common Stock. The Combined Fund may invest in common stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Combined Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Debt Securities and Preferred Securities. The Combined Fund may invest in convertible debt securities. A convertible debt security is a bond, debenture or note that may be converted into or exchanged for a prescribed amount of common stock or other securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible debt security entitles the holder to receive interest generally paid or accrued on debt until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to similar non-convertible securities of the same issuer. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Combined Fund is called for redemption, the Combined Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

The Combined Fund may invest in CoCos. CoCos have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, CoCos are subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses. Additionally, CoCos are also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a trigger event, a holder of CoCos will generally have rights and claims that rank junior to the claims of holders of the issuer’s other debt obligations. In addition, if CoCos are converted into the issuer’s underlying equity securities following a trigger event, the holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk.

The Combined Fund may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred securities. Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities’ rate of income is generally contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are generally in a subordinated position in an issuer’s capital structure and their value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Combined Fund determine not to pay dividends on such stock, the amount of dividends the Combined Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Combined Fund invests will be declared or otherwise made payable.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Combined Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Combined Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred security characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the deferral period is five years or more. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

The Combined Fund considers below investment grade convertible debt securities and preferred securities to be High Yield Securities.

Distressed Securities. The Combined Fund may invest up to 10% of its total assets in Distressed Securities of corporate issuers, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Combined Fund or are rated in the lowest rating categories (Ca or lower by Moody’s and CC or lower by S&P) or, if unrated, are considered by the Adviser to be of comparable quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Combined Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Combined Fund seeks its secondary objective of capital appreciation through investment in Distressed Securities, the Combined Fund’s ability to achieve current income for its stockholders may be diminished. The Combined Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Distressed Securities held by the Combined Fund, there can be no assurance that the securities or other assets received by the Combined Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Combined Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Combined Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Combined Fund may be restricted from disposing of such securities.

Illiquid Securities. The Combined Fund may invest in junk bonds, Corporate Loans, convertible debt securities, preferred securities and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Combined Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale. Illiquid securities may be subject to wide fluctuations in market value. The Combined Fund may be subject to significant delays in disposing of certain high yield securities. As a result, the Combined Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Combined Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

Unregistered and Restricted Securities. The Combined Fund may invest in unregistered or restricted securities. The Combined Fund may invest in unregistered or restricted securities of public and private issuers. The Combined Fund may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable. Certain restricted securities may, however, be treated as liquid and not subject to the foregoing restrictions pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Combined Fund invests in restricted securities for which there is a limited trading market, such as Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

PIPEs and other Privately Placed Securities Issued by Public Companies. The Combined Fund may invest in private investments in public equities (“PIPEs”) transactions and in other unregistered or otherwise restricted securities issued by public MLPs and energy infrastructure companies, including unregistered MLP preferred units. The Adviser expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as the Combined Fund. Equity securities issued in this manner are often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings.

Private Company Investments. At any given time the Combined Fund anticipates making investments in a limited number of carefully selected private company investments that the Combined Fund may need to hold for several years. The Combined Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. The Combined Fund’s private company investments may include investments in entities formed to own and operate particular energy infrastructure assets. The Combined Fund may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms.

Residential Mortgage Backed Securities. RMBS are securities that directly or indirectly represent participations in, or are secured by and payable from, mortgage loans secured by real property. RMBS include the following: those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Ginnie Mae, Fannie Mae and Freddie Mac; those issued by private issuers that represent interests in, or are collateralized by, MBS issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and those issued by private issuers that represent an interest in, or are collateralized by whole mortgage loans or RMBS without a U.S. Government guarantee but usually with subordination or some other form of private credit enhancement.

The investment characteristics of RMBS differ from traditional debt securities. The major differences include the fact that interest payments and principal repayments on RMBS are made more frequently (usually monthly), and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. These differences can result in significantly greater price and yield volatility than is the case with traditional debt securities. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques.

Prepayments on a pool of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfer, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates.

Accordingly, amounts available for reinvestment by the Combined Fund are likely to be greater during a period of declining mortgage interest rates and, if general interest rates also decline, are likely to be reinvested at lower interest rates than the Combined Fund was earning on the RMBS that were prepaid. During a period of rising interest rates, amounts available for reinvestment by the Combined Fund are likely to be lower and the effective maturities of RMBS may extend.

Commercial Mortgage Backed Securities. CMBS are multi-class debt or pass-through or pay-through securities backed by a mortgage loan or pool of mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, single and multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers, mobile home parks, manufactured home communities, theaters, self-storage facilities, restaurants and convenience stores.

Assets underlying CMBS may relate to many properties, only a few properties, or to a single property. Each commercial mortgage loan that underlies a CMBS has certain distinct characteristics.

Commercial mortgage loans are sometimes not amortizing and often not fully amortizing. At their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan, the sale of the property or the contribution of additional capital. Unlike most single family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that they will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. Changing real estate markets may adversely affect both the value of the underlying collateral and the borrower’s ability to meet contractual obligations, either of which may lead to delinquencies, defaults, modifications or foreclosure that in turn may lead to the realization of credit losses in CMBS.

CMBS have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored CMBS offerings include owners of commercial properties, originators of, and investors in, mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Combined Fund may from time to time purchase CMBS directly from issuers in negotiated or non-negotiated transactions or from a holder of such CMBS in the secondary market.

Commercial mortgage securitizations generally are senior/subordinated structures. The senior class investors are deemed to be protected against potential losses on the underlying mortgage loans by the subordinated class investors who take the first loss if there are defaults on the underlying commercial mortgage loans. Other protections, which may benefit all of the classes including the subordinated classes, may include issuer guarantees, additional subordinated securities, cross-collateralization, over-collateralization and the equity investor in the underlying properties.

Asset Backed Securities. ABS are collateralized by pools of such assets as home equity loans and lines of credit, credit card receivables, automobile loans, loans to finance the purchase of manufactured housing, equipment receivables, franchise loans, automobile dealer floor plan receivables, and other forms of indebtedness, leases or claims to identifiable cash flows.

ABS present certain risks that are not presented by MBS. ABS generally do not have the benefit of the same type of security interest in the related collateral, or may not be secured by a specific interest in real property.

Subordinated classes of ABS may be entitled to receive repayment of principal only after all required principal payments have been made to more senior classes, and also may have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes or ABS backed by third party credit enhancement.

U.S. Government Securities. U.S. Government securities include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, as well as obligations of agencies and instrumentalities of the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government often are not backed by the full faith and credit of the U.S. Government.

Collateralized Loan Obligations (“CLOs”). CLOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses.

REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate or real estate-related assets. If a REIT meets certain requirements, including distributing to stockholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to stockholders. REITs are subject to management fees and other expenses, and, to the extent the Combined Fund invests in REITs, it will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Combined Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Combined Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Combined Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board of Directors, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Combined Fund will not enter into repurchase agreements with the Adviser or any of its affiliates.

Bank Loans, Assignments, and Participations. Loans (including “Senior Loans” (as described below), delayed funding loans and revolving credit facilities) may be fixed- or floating-rate obligations. Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issuers, and interests therein. Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

A fund that invests in senior loans may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not invest in such securities. Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale because, among other reasons, they may not be listed on any exchange, or a secondary market for such loans may not exist or if a secondary market exists, it may be comparatively illiquid relative to markets for other more liquid fixed income securities. As a result, in some cases, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Furthermore, restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at what the Adviser believes to be a fair price for such security. These factors may result in a fund being unable to realize full value for the senior loans and/or may result in a fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a fund. Senior loans may have extended trade settlement periods, which may result in cash not being immediately available to a fund. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Combined Fund’s NAV than if that value was based on available market quotations, and could result in significant variations in the Combined Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. The Adviser will determine the liquidity of the Combined Fund’s investments by reference to market conditions and contractual provisions.

The Combined Fund may also invest in stapled securities. A stapled security is a security that is comprised of two parts that cannot be separated from one another. The two parts of a stapled security are a unit of a trust and a share of a company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income derived from them may fall as well as rise. Stapled securities are not obligations of, deposits in, or guaranteed by, the Combined Fund. The listing of stapled securities on a domestic or foreign exchange does not guarantee a liquid market for stapled securities.

Assignments and participations in commercial loans, as well as debtor-in-possession loans, may be secured or unsecured. Loan participations typically represent direct participations in a loan to a borrower, and generally are offered by banks or other financial institutions or lending syndicates. An investor that participates in such syndications, or buys part of a loan, becomes part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Combined Fund intends to invest may not be rated by any NRSRO.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Combined Fund has direct recourse against the borrower, the Combined Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Combined Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Combined Fund bears a substantial risk of losing the entire amount invested.

In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Combined Fund and the corporate borrower, if the participation does not shift to the Combined Fund the direct debtor-creditor relationship with the borrower, Commission interpretations require the Combined Fund to treat both the lending bank or other lending institution and the borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may in certain circumstances restrict the Combined Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

The Combined Fund will have the following investment strategies:

Leverage. The Combined Fund currently intends to use leverage to seek to achieve its investment objective. The Combined Fund currently anticipates obtaining leverage through reverse repurchase agreements and through borrowings from banks and/or other financial institutions. As a non-fundamental policy that may be changed by the Board upon 60 days’ written notice to the Combined Fund’s stockholders, the Combined Fund may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Combined Fund’s Managed Assets. The Combined Fund generally will not issue preferred shares or debt securities or borrow unless the Adviser expects that the Combined Fund will achieve a greater return on such leverage than the additional costs the Combined Fund incurs as a result of such leverage. The Combined Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Combined Fund’s holdings.

In addition, the Combined Fund may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”). Although certain forms of effective leverage used by the Combined Fund may not be considered senior securities under the 1940 Act, such effective leverage will be considered leverage for the Combined Fund’s leverage limits.

The Combined Fund expects to obtain leverage through reverse repurchase agreements and through bank borrowings during its first year of operations representing approximately 21.94% of the Combined Fund’s Managed Assets. The Combined Fund, with the approval of its Board, including its Independent Directors, has entered into a financing package that includes the BNP Agreement that allows the Combined Fund to borrow up to 33 1/3 of its total assets. If the Reorganization had taken place as of June 30, 2019, the Combined Fund would have had borrowings under the BNP Agreement representing approximately 17.45% of its Managed Assets. Borrowings under the BNP Agreement are secured by assets of the Combined Fund that are held with the Combined Fund’s custodian in a separate account. Interest is charged at .80% plus the 3 month LIBOR (London Inter-bank Offered Rate), i.e., .80% on the amount borrowed.

The Combined Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including the Adviser’s outlook for the market and the costs that the Combined Fund would incur as a result of such leverage. The Combined Fund will pay (and common stockholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management and other fees resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). The Combined Fund’s leveraging strategy may not be successful. By leveraging its investment portfolio, the Combined Fund creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks to common stockholders, which can be significant. These risks include the possibility that the value of the assets acquired with the proceeds of leverage decreases although the Combined Fund’s liability to holders of preferred shares or other types of leverage is fixed, greater volatility in the Combined Fund’s NAV and the market price of, and distributions on, the Combined Fund’s shares of common stock, and higher expenses. In addition, the rights of lenders, the holders of preferred shares and the holders of debt securities issued by the Combined Fund will be senior to the rights of the holders of shares of common stock with respect to the payment of dividends or upon liquidation. Holders of preferred shares and debt securities may have voting rights in addition to, and separate from, the voting rights of common stockholders. The holders of preferred shares or debt, on the one hand, and the holders of the shares of common stock, on the other, may have interests that conflict with each other in certain situations.

Because the Adviser’s advisory and administration fees are based upon a percentage of the Combined Fund’s Managed Assets, which include assets attributable to any outstanding leverage, these fees are higher when the Combined Fund is leveraged and the Adviser will have a financial incentive to leverage the Combined Fund, which may create a conflict of interest between the Adviser, on the one hand, and the common stockholders, on the other hand. The Combined Fund’s Board monitors any such potential conflicts of interest on an ongoing basis.

The Combined Fund’s use of leverage is premised upon the expectation that the Combined Fund’s leverage costs will be lower than the return the Combined Fund achieves on its investments with the leverage proceeds. Such difference in return may result from the Combined Fund’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Because the Adviser, subject to the supervision of the Board, seeks to invest the Combined Fund’s Managed Assets (including the assets obtained from leverage) in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of shares of common stock will be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long-term interest rates rise without a corresponding increase in the stated interest rate on the Fund’s portfolio investments or the Combined Fund otherwise incurs losses on its investments, the Combined Fund’s NAV attributable to its common stockholders will reflect the decline in the value of portfolio holdings resulting therefrom to a greater extent than if the Combined Fund were not leveraged.

The Adviser may determine to maintain the Combined Fund’s leveraged position if it expects that the long-term benefits to the Combined Fund’s common stockholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or debt securities or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of preferred shares or debt securities involves offering expenses and other costs and may limit the Combined Fund’s freedom to pay dividends on shares of common stock or to engage in other activities. The Combined Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Combined Fund will pay (and common stockholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities (for example, the higher management and other fees resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). NAV will be reduced immediately following any additional offering of preferred shares or debt securities by the costs of that offering paid by the Combined Fund.

Under the 1940 Act, the Combined Fund is not permitted to issue preferred shares unless immediately after such issuance the Combined Fund has an asset coverage of at least 200% of the liquidation value of the aggregate amount of outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Combined Fund’s Managed Assets). Under the 1940 Act, the Combined Fund may only issue one class of senior securities representing equity. So long as preferred shares are outstanding, additional senior equity securities must rank on a parity with the preferred shares. In addition, the Combined Fund is not permitted to declare any cash dividend or other distribution on its shares of common stock unless, at the time of such declaration, the NAV of the

Combined Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the 1940 Act, the Combined Fund is not permitted to incur indebtedness unless immediately after such borrowing the Combined Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Combined Fund’s total assets). Under the 1940 Act, the Combined Fund may only issue one class of senior securities representing indebtedness. Additionally, under the 1940 Act, the Combined Fund may generally not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Combined Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. This limitation does not apply to certain privately placed debt. In general, the Combined Fund may declare dividends on preferred shares as long as there is asset coverage of 200% after deducting the amount of the dividend.

The Combined Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Combined Fund in the future. These guidelines may impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Combined Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Combined Fund’s ability to pay dividends and distributions on shares of common stock in certain instances. The Combined Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. The Adviser does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Combined Fund’s portfolio in accordance with the Combined Fund’s investment objective and policies. Due to these covenants or restrictions, the Combined Fund may be forced to liquidate investments at times and at prices that are not favorable to the Combined Fund, or the Combined Fund may be forced to forgo investments that the Adviser otherwise views as favorable.

Effects of Leverage. Assuming that leverage will represent approximately 22.12% of the Combined Fund’s Managed Assets, the rate of return on the Combined Fund’s investments would need to exceed 0.70% in order to cover the leverage costs on the borrowings.

The following table is designed to illustrate the effect, on the return to a holder of common stock, of the leverage obtained by borrowings in the amount of approximately 22.12% of the Combined Fund’s total assets, assuming hypothetical annual returns on the Combined Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholder	-14%	-7%	-1%	6%	12%

Indexed and Inverse Floating Obligations. The Combined Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Combined Fund also may invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, inverse floaters change in value in a manner that is opposite to most bonds—that is, interest rates on inverse floaters will decrease when short term rates increase and increase when short term rates decrease. Changes in interest rates generally, or the interest rate of the other security or index, inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed rate bond. Inverse floaters are typically create by depositing an income-producing instrument in a trust. The trust in turn issues a variable rate security and inverse floaters. The interest rate for the variable rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. The market prices of inverse floaters may be highly sensitive to changes in interest rates and prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change.

Investments in indexed securities and inverse floaters may subject the Combined Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Combined Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Combined Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions. In order to seek to hedge the value of the Combined Fund’s portfolio against interest rate fluctuations or to seek to enhance the Combined Fund’s return, the Combined Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Combined Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Combined Fund anticipates purchasing at a later date or to seek to enhance its return. However, the Combined Fund also may invest in interest rate swaps to seek to enhance income or increase the Combined Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Combined Fund is not required to pursue these portfolio strategies and may choose not to do so. The Combined Fund cannot guarantee that any strategies it uses will work.

In an interest rate swap, the Combined Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Combined Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Combined Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Combined Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Combined Fund from a reduction in yield due to falling interest rates and may permit the Combined Fund to seek to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The Combined Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Combined Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Combined Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Combined Fund’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Combined Fund’s obligations will be accrued on a daily basis, and the full amount of the Combined Fund’s obligations will be segregated by the Combined Fund’s custodian.

The Combined Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Combined Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Combined Fund.

Typically, the parties with which the Combined Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Combined Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. If there is a default by the other party to an uncleared interest rate swap transaction, generally the Combined Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for each party and will guaranty the parties’ performance under the swap agreement. However, there can be no assurance that the clearing organization will satisfy its obligation to the Combined Fund. Certain federal income tax requirements may limit the Combined Fund’s ability to engage in interest rate swaps. Payments from transactions in interest rate swaps generally will be taxable as ordinary income to stockholders.

Credit Default Swap Agreements. The Combined Fund may enter into credit default swap agreements for hedging purposes or to enhance its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Combined Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Combined Fund may be either the buyer or seller in the transaction. If the Combined Fund is a buyer and no credit event occurs, the Combined Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Combined Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, the Combined Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Combined Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements generally involve greater risks than if the Combined Fund were to have invested in the reference obligation directly since in addition to general market risks, credit default swaps are also subject to illiquidity risk, counterparty risk and credit risks. The Combined Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Combined Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Combined Fund). The Combined Fund will, at all times, segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Combined Fund’s exposure (any accrued but unpaid net amounts owed by the Combined Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). If the Fund is a seller of protection in a credit default transaction, it will designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such segregation will ensure that the Combined Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Combined Fund’s portfolio. Such segregation will not limit the Combined Fund’s exposure to loss.

Options.

Call Options. The Combined Fund may purchase call options on any of the types of securities in which it may invest. A purchased call option gives the Combined Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Combined Fund may also purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Combined Fund also is authorized to write (i.e., sell) covered call options on the securities in which it invests and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Combined Fund, in return for a premium, gives another party a right to buy specified securities owned by the Combined Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Combined Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Combined Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Combined Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Combined Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

The Combined Fund also is authorized to write (i.e., sell) uncovered call options on securities in which it may invest but that are not currently held by the Combined Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities. When writing uncovered call options, the Combined Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, the Combined Fund will segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Combined Fund’s exposure (the difference between the unpaid amounts owed by the Combined Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Combined Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Combined Fund’s portfolio. Such segregation will not limit the Combined Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Combined Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Combined Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Combined Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Combined Fund will lose the difference.

Put Options. The Combined Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to seek to enhance its return. By buying a put option, the Combined Fund acquires a right to sell the underlying security at the exercise price, thus limiting the Combined Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Combined Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Combined Fund also may purchase uncovered put options.

The Combined Fund also has authority to write (i.e., sell) put options on the types of securities that may be held by the Combined Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Combined Fund will receive a premium for writing a put option, which increases the Combined Fund’s return. The Combined Fund will not sell puts if, as a result, more than 50% of the Combined Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

The Combined Fund is also authorized to write (i.e., sell) uncovered put options on securities in which it may invest but that the Combined Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire a security at a net cost below the current market value. The Combined Fund has the obligation to buy the securities at an agreed upon price if the securities decrease below the exercise price. If the securities’ price increases during the option period, the option will expire worthless and the Combined Fund will retain the premium and will not have to purchase the securities at the exercise price. The Combined Fund will segregate with its custodian in connection with such transaction unencumbered liquid securities or cash with a value at least equal to the Combined

Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Combined Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Combined Fund’s portfolio. Such segregation will not limit the Combined Fund’s exposure to loss.

Financial Futures and Options Thereon. The Combined Fund is authorized to engage in transactions in financial futures contracts (“futures contracts”) and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to enhance the Combined Fund’s income. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract, to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated “contract markets” by the CFTC. Transactions by the Combined Fund in futures contracts and financial futures are subject to limitations as described under “—Restrictions on the Use of Futures Transactions.”

The Combined Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Combined Fund will fall, thus reducing the net asset value of the Combined Fund. However, as interest rates rise, the value of the Combined Fund’s short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Combined Fund’s investments which are being hedged. While the Combined Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Combined Fund would have incurred had the Combined Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Combined Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Combined Fund will purchase securities upon termination of the futures contract.

The Combined Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Combined Fund enters into futures transactions. The Combined Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Combined Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities which the Combined Fund intends to purchase.

The Combined Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets (“OTC options”). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See “—Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

Restrictions on the Use of Futures Transactions. Under regulations of the CFTC, the futures trading activity described herein will not result in the Combined Fund being deemed a “commodity pool,” as defined under such regulations, provided that the Combined Fund adheres to certain restrictions. In particular, the Combined Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Combined Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

When the Combined Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated with the Combined Fund’s custodian so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

Restrictions on OTC Options. The Combined Fund will engage in transactions in OTC options only with banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Combined Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Interest Rate Transactions, Options and Futures Transactions

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Combined Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Combined Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Combined Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Combined Fund continues to be obligated to make payments to the other party to the swap, the Combined Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Combined Fund’s risk of loss consists of the net amount of interest payments that the Combined Fund contractually is entitled to receive. In the case of a purchase by the Combined Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Adviser expects to achieve an acceptable degree of correlation between the Combined Fund’s rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Use of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Combined Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to the Combined Fund’s use of futures and options thereon when it uses such instruments as a so-called “cross-hedge,” which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. Use of options and futures and options thereon through uncovered call options and uncovered put options are highly speculative strategies. If the price of the uncovered option moves in the direction not anticipated by the Combined Fund, the Combined Fund’s losses will not be limited.

Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market on an exchange for call or put options of the same series. The Combined Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options and futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Combined Fund’s ability to effectively hedge its portfolio. There is also the risk of loss, by the Combined Fund, of margin deposits or collateral in the event of the bankruptcy of a broker with whom the Combined Fund has an open position in an option, a futures contract or an option related to a futures contract.

Short Sales. The Combined Fund may from time to time make short sales of securities, including short sales “against the box.” A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. A short sale against the box occurs when the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Except for short sales against the box, the Combined Fund will not sell short more than 10% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer’s voting securities. In addition, the Fund may not make short sales or maintain a short position if it would cause more than 25% of the Combined Fund’s net assets (plus the amount of any borrowing for investment purposes), taken at market value, to be held as collateral for such sales. The Combined Fund may make short sales against the box without respect to such limitations.

The Combined Fund may make short sales in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Combined Fund or a security convertible into, or exchangeable for, such security, or when the Combined Fund does not want to sell the security it owns. Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Combined Fund. Additionally, the Combined Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that the convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

When the Combined Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with such short sales, the Combined Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. In a short sale, the Combined Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Combined Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Combined Fund, because the Combined Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

If the price of the security sold short increases between the time of the short sale and the time that the Combined Fund replaces the borrowed security, the Combined Fund will incur a loss; conversely, if the price declines, the Combined Fund will realize a capital gain. Any gain will be decreased, and any loss, increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Combined Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales against the box) will maintain additional asset coverage in the form of segregated or “earmarked” assets on the records of the Adviser or with the Combined Fund’s Custodian, consisting of cash, U.S. government securities, or other liquid securities that is equal to the current market value of the securities sold short, or (in the case of short sales against the box) will ensure that such positions are covered by offsetting positions, until the Combined Fund replaces the borrowed security. The Combined Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder, subject to the percentage limitations set forth above. To the extent the Combined Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Combined Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Investments in Non-U.S. Securities.

The Combined Fund may invest, without limitation, in securities of issuers that are denominated in various foreign currencies and multinational foreign currency units, including in emerging markets. Investment in such securities involves certain risks not involved in domestic investments.

Public Information. Many of the non-U.S. securities held by the Combined Fund will not be registered with the SEC nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Combined Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Combined Fund are uninvested and no return is earned thereon. The inability of the Combined Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Combined Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Combined Fund due to subsequent declines in the value of such portfolio security, or if the Combined Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Combined Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Combined Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Combined Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Combined Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Combined Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Combined Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Combined Fund’s ability to invest in any security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Combined Fund’s investments in certain foreign banks and other financial institutions.

Foreign Sub-Custodians and Securities Depositories. Rules adopted under the 1940 Act permit the Combined Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Combined Fund, in which event the Combined Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Combined Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Combined Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Combined Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Other Investment Strategies

Repurchase Agreements and Purchase and Sale Contracts. The Combined Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Combined Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Combined Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Combined Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Combined Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Combined Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Combined Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Combined Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Reverse Repurchase Agreements. The Combined Fund may enter into reverse repurchase agreements with respect to its portfolio investments, subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Combined Fund with an agreement by the Combined Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Combined Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Risk Factors and Special Considerations—Leverage” and “Additional Investment Policies—Leverage” above since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Combined Fund enters into a reverse repurchase agreement, it may segregate with the custodian liquid instruments having a value not less than the repurchase price (including accrued interest). If the Combined Fund segregates such liquid instruments, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by the Combined Fund, however, under circumstances in which the Combined Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of the Combined Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Combined Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Combined Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Combined Fund’s obligation to repurchase the securities, and the Combined Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. In addition, to the extent that the proceeds of the reverse purchase agreement are less than the value of the securities subject to such an agreement, the Combined Fund would bear the risk of loss.

Lending of Portfolio Securities. The Combined Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Combined Fund receives collateral in cash, securities issued or guaranteed by the U.S. Government or its agencies or irremovable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

The Combined Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Combined Fund receives the income on the loaned securities. Where the Combined Fund receives securities as collateral, the Combined Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Combined Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Combined Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Combined Fund is obligated to return the collateral to the borrower at the termination of the loan.

The Combined Fund could suffer a loss in the event the Combined Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Combined Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Combined Fund could also experience delays and costs in gaining access to the collateral. The Combined Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans.

When-Issued and Forward Commitment Securities. The Combined Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Combined Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Combined Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Combined Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate with the custodian cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value at all times will exceed the corresponding obligations of the Combined Fund. There is always a risk that the securities may not be delivered, and the Combined Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Combined Fund as when-issued or forward commitment transactions, and accordingly are not subject to the foregoing restrictions.

Standby Commitment Agreements. The Combined Fund from time to time may enter into standby commitment agreements. Such agreements commit the Combined Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Combined Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Combined Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Combined Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Combined Fund. The Combined Fund at all times will segregate with the custodian cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

There can be no assurance that securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Combined Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Combined Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

The Combined Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Combined Fund’s investment objectives and are permissible under applicable regulations governing the Combined Fund.

Registered Investment Companies/Exchange-Traded Funds. The Combined Fund may invest in registered investment companies, including ETFs, in accordance with the Investment Company Act of 1940, as amended, and consistent with the Fund’s investment objective. Most ETFs are similar to index funds in that they seek to achieve the same return as a particular market index and will primarily invest in the securities of companies that are included in that index. Unlike index funds, however, ETFs are traded on stock exchanges. ETFs are a convenient way to invest in both broad market indexes and market sector indexes, particularly since ETFs can be bought and sold at any time during the day, like stocks. ETFs, like mutual funds, charge asset-based fees. When the Combined Fund invests in ETFs, the Fund will pay a proportionate share of the management fee and the operating expenses of the ETF. The Fund will not invest in actively managed or leveraged ETFs.

Generally, investments in registered investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on a fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Combined Fund may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations.

Exchange-Traded Notes. The Combined Fund may invest in ETNs. ETNs are designed to provide investors with a way to access the returns of market benchmarks or strategies. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund, they are linked to the return of a benchmark index.

When Issued, Delayed Delivery Securities and Forward Commitments. The Combined Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Combined Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

COMPARISON OF THE FUNDS

A summary comparison of the significant investment strategies and operating policies used by the Funds as of the date of the Special Meeting is set forth in the table below. See “Proposal 1: The Reorganization of INF and RA—Comparison of the Funds” for a more detailed comparison of the Funds. After the Reorganization, the investment strategies and significant operating policies of the Combined Fund will be those of RA.

INF Investment Objective	RA Investment Objective	Differences Investment Objective

The Fund’s investment objective is to provide a high level of total return, with an emphasis on income.	The Fund’s investment objective is to seek high total return, primarily through high current income and secondarily, through growth of capital.	Both Funds seek to provide high level of total return. While INF puts emphasis on income, RA seeks provide total return primarily through current income and secondarily, through growth of capital.

INF Principal Investment Strategy	RA Principal Investment Strategy	Differences Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will attempt to achieve its investment objective by investing, as a principal strategy, at least 80% of its net assets (plus the amount of borrowing for investment purposes (“Managed Assets”)) in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the

The Fund seeks to achieve its investment objective by investing primarily in securities and other instruments of companies and issuers in the “real assets” asset class, which includes the following: (1) real estate securities; (2) infrastructure securities; and (3) natural resources securities (collectively, “Real Asset Companies and Issuers”).

Under normal market conditions, RA will invest at least 80% of its Managed Assets (average daily net assets plus the amount of any

The primary investment strategy of the Combined Fund will differ from the investment strategy of INF. The Combined Fund will seek to achieve its investment objective by investing primarily in the “real assets” asset class and will invest to a significant degree in the fixed income securities of companies in the real estate, infrastructure, and natural resources sectors, and in derivatives and other instruments that have economic characteristics similar to such securities. Under this strategy,

United States (the “80% Policy”), and, as part of the 80% Policy, at least 40% of its Managed Assets will be invested in publicly traded securities of infrastructure companies whose primary operations or principal trading market is in a foreign market, and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). Under normal market conditions, the Fund will maintain exposure to securities of infrastructure companies in the United States and in at least three countries outside the United States. The Fund may also invest, as a principal strategy, up to 25% of its Managed Assets in energy-infrastructure companies organized as master limited partnerships (“MLPs”). Exposure to publicly traded infrastructure companies through derivatives may be considered investments in such securities for purposes of the 80% Policy. Exposure to Foreign Securities through derivatives may be considered investments in such securities for purposes of the 40% policy with respect to Foreign Securities. The Fund may invest up to 20% of its Managed Assets in fixed income securities, including below-investment grade rated securities (“junk bonds”), as described in this prospectus. The Fund may invest in fixed income securities of any maturity.

The Fund defines an infrastructure company as any company that derives at least 50% of its revenue or profits from the ownership or operation of infrastructure assets. The Fund defines infrastructure assets as the physical structures, networks and systems of transportation, energy, water and sewage, and communication.

Infrastructure assets currently include:

• toll roads, bridges and tunnels;

• airports;

• seaports;

• electricity transmission and distribution lines;

borrowings for investment purposes) in the securities and other instruments of Real Asset Companies and Issuers (the “80% Policy”). RA may change the 80% Policy without stockholder approval upon at least 60 days’ prior written notice to stockholders.

RA normally expects to invest at least 65% of its Managed Assets in fixed income securities and other debt instruments of Real Asset Companies and Issuers and in derivatives and other instruments that have economic characteristics similar to such securities. RA may invest in securities of companies or issuers of any size market capitalization. RA will invest in companies or issuers located throughout the world and there is no limitation on RA’s investments in foreign securities or instruments or in emerging markets. RA has flexibility in the relative weightings given to each of the Real Asset categories. In addition, RA may, in the future, invest in additional Real Asset investment categories other than those listed herein, to the extent consistent with its name. RA may invest without limit in investment grade and below investment grade, high yield fixed income securities (commonly referred to as “junk bonds”). RA may also invest in restricted (“144A”) or private securities, asset-backed securities (“ABS”), including mortgage-related debt securities and other mortgage-related instruments (collectively, “Mortgage-Related Investments”), collateralized loan obligations, bank loans (including participations, assignments, senior loans, delayed funding loans and revolving credit facilities), exchange-traded notes, and securities issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities or sponsored corporations. RA considers Mortgage-Related Investments to consist of, but not be limited to, the Combined Fund may hold a broader range of securities than INF. The proposed strategic weights for the Combined Fund are 35% in equities and 65% in fixed income securities. The anticipated increase in equity allocation for the Combined Fund, should come from an increased allocation to infrastructure (ex MLPs), which Brookfield believes is the lowest volatility equity asset class that it manages. As a result, Brookfield plans to adjust the strategic allocation of assets between RA’s debt and equity sub-portfolios, reducing the high yield allocation from 60% to 40% and increasing the infrastructure equity allocation from 5.5% to 25%.

• gathering, treating, processing, fractionation, transportation and storage of hydrocarbon products;

• water and sewage treatment and distribution pipelines;

• communication towers and satellites; and

• railroads.

The Fund may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives, including total return swaps. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

• as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;

• as a substitute for purchasing or selling securities;

• to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and

• to manage the Fund’s portfolio characteristics.

The Fund may invest up to 20% of its Managed Assets in fixed income securities, including obligations of the U.S. Government, floating rate loans and money-market instruments. As part of the 20% of the Fund’s Managed Assets that may be invested in fixed income securities, up to 10% of the Fund’s Managed Assets may be invested in below investment grade (“junk”) fixed income securities, with half of this 10% able to be invested in fixed income securities rated “CCC” or lower by Standard & Poor’s Rating Services (“S&P”) or “Caa” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or non-rated securities of comparable quality; however, the Fund may not invest in securities in default.

mortgage-backed securities (“MBS”) of any kind; interests in loans and/or whole loan pools of mortgages, loans or other instruments used to finance long-term infrastructure, industrial projects and public services; mortgage REITs; ABS that are backed by interest in real estate, land or assets; and securities and other instruments issued by mortgage servicers. RA’s investments in MBS may include Residential Mortgage-Backed Securities (“RMBS”) or Commercial Mortgage-Backed Securities (“CMBS”). RA may invest in fixed income securities and other debt instruments of any maturity and credit quality, including securities that are unrated. The securities RA may invest in may have fixed, floating or variable rates. Under normal market conditions, RA will invest more than 25% of its total assets in the real estate industry.

RA may also invest up to 35% of its Managed Assets in equities, including common stock, preferred stock, convertible stock, and open-end and closed-end investment companies, subject to any applicable regulatory limits, including exchange-traded funds. RA may invest up to 20% of its Managed Assets in fixed income securities other than those of Real Asset Companies and Issuers, including in Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked fixed income securities.

The Adviser will determine RA’s strategic allocation with respect to its debt and equity investments as well as its strategic allocation with respect to its investment sub-portfolios.

The Fund may invest up to 25% of its Managed Assets in publicly traded securities of infrastructure companies, whose primary operations or principal trading market is in an “emerging market,” although investments in Foreign Securities are otherwise without limitation. In addition, the Fund may invest up to 10% of its Managed Assets in securities deemed illiquid and may make short sales of securities in an amount not to exceed 10% of the Fund’s Managed Assets. Securities in which the Fund may invest include, but are not limited to, common, convertible and preferred stock, stapled securities (as defined in this prospectus), income trusts, limited partnerships, and limited partnership interests in the general partners of MLPs, issued by infrastructure companies. Other Fund investments may include warrants, depositary receipts, exchange-traded notes, and investment companies, including exchange-traded funds. The Fund retains the ability to invest in infrastructure companies of any market size capitalization.

INF Leverage	RA Leverage	Differences Leverage

The Fund intends to issue preferred stock or debt securities, or borrow to increase its assets available for investment. As a non-fundamental policy, the Fund may not issue preferred stock or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 33 1/3% of the Fund’s Managed Assets.

The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding.

RA may issue preferred shares or borrow money and issue debt securities (“traditional leverage”) with an aggregate liquidation preference and aggregate principal amount up to 33 1/3% of the Fund’s Managed Assets. In addition, RA may enter into reverse repurchase agreements, swaps, futures, securities lending, or short sales, that may provide leverage (collectively referred to as “effective leverage”).

The Funds have substantially similar policies with respect to leverage.

The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding.

INF Hedging Transactions	RA Hedging Transactions	Differences Hedging Transactions
The Fund may employ a variety of hedging transactions, including interest rate and total rate of return swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The hedging transactions expected to be employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed.	The Fund may employ a variety of hedging transactions, including interest rate and total rate of return swap transactions, interest rate caps and floors, futures, options on securities and futures, short sales, when-issued purchases and forward commitments. The hedging transactions expected to be employed by the Fund involve certain risks, and there can be no assurance that any such transaction used will succeed.	The Funds have substantially similar policies with respect to hedging transactions.

INF Concentration	RA Concentration	Differences Concentration
Under normal market conditions, the Fund will invest more than 25% of its total assets in the infrastructure industry.	Under normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry.	While INF has a policy to concentrate its investments in the infrastructure industry, RA has a policy to concentrate its investments in the real estate industry. The Combined Fund will have the same concentration policy as RA.

INF Diversification	RA Diversification	Differences Diversification
Diversified	Diversified	Same

Fund Guidelines Comparison

The following table compares percentage limitations applicable to certain types of investments made by the Funds.

Rule	INF	RA	Combined Fund
Fixed Income Securities	20%	65%	65%
Equity Securities	No Limit	35%	35%
Below Investment Grade	10%	No Limit	No Limit

Rule	INF	RA	Combined Fund
Distressed Securities	Not Stated	10%	10%
Mortgage Related Securities	Not Stated	Permitted	Permitted
Derivatives	Permitted	Permitted	Permitted
U.S. Government Securities	20%	Permitted	Permitted
Zero Coupon, Pay In-in-Kind and Deferred Payment Securities	Permitted	Permitted	Permitted
Corporate Loans	Permitted	Permitted	Permitted
Corporate Bonds	Not Stated	Permitted	Permitted
Asset Backed Securities	Not Stated	Permitted	Permitted
Preferred Stock	Permitted	Permitted	Permitted
Convertible Securities	Permitted	Permitted	Permitted
Municipal Obligations	Not Stated	Permitted	Permitted
Illiquid and Restricted Securities	10%	Permitted	Permitted
Derivatives	Permitted	Permitted	Permitted
Reverse Repurchase Agreements	Permitted	Permitted	Permitted
Repurchase Agreements	Permitted	Permitted	Permitted
Securities Lending	Not Stated	Permitted	Permitted
Collateralized Loan Obligations	Not Stated	Permitted	Permitted
Variable and Floating Rate Securities	Permitted	Permitted	Permitted
Stripped Securities	Not Stated	Permitted	Permitted
Bank Obligations	Permitted	Permitted	Permitted
Commercial Paper	Permitted	Permitted	Permitted
Private Securities	Not Stated	Permitted	Permitted
Short Selling	Except for short sales against the box, the Fund will not sell short	The Fund may from time to time make short sales of	The Fund may from time to time make short sales of securities, including short sales “against the box.” Except for short sales against the box, the Fund will not sell

Rule	INF	RA	Combined Fund
	more than 10% of the Fund’s Managed Assets and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer’s voting securities. In addition, the Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s Managed Assets, taken at market value, to be held as collateral for such sales. The Fund may make short sales against the box without respect to such limitations.	securities, including short sales “against the box.” Except for short sales against the box, the Fund will not sell short more than 10% of the Fund’s Managed Assets and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer’s voting securities. In addition, the Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s Managed Assets, taken at market value, to be held as collateral for such sales. The Fund may make short sales	short more than 10% of the Fund’s Managed Assets and the market value for the securities sold short of any one issuer will not exceed 5% of such issuer’s voting securities. In addition, the Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund’s Managed Assets, taken at market value, to be held as collateral for such sales. The Fund may make short sales against the box without respect to such limitations.

Rule	INF	RA	Combined Fund
against the box without respect to such limitations.
Forward Commitments; When-Issued Securities	Permitted	Permitted	Permitted
REITs	Permitted	Permitted	Permitted
MLPs	The Fund may invest, as a principal strategy, up to 25% of its Managed Assets in energy-infrastructure companies organized as MLPs.	Permitted	Permitted
Emerging Market Securities	25%	No Limit	No Limit

MANAGEMENT OF THE FUNDS

The Boards

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under Maryland law. A list of the directors, a brief biography for each director and additional information relating to the Boards are included in the Statement of Additional Information.

The Adviser

Brookfield serves as the investment adviser and administrator to the Funds. Founded in 1989, the Adviser is a wholly-owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a publicly held global asset manager focused on property, power and other infrastructure assets with over $500 billion of assets under management as of September 30, 2019. Pursuant to the Funds’ investment advisory agreements, the Adviser is responsible for the investment management of the Funds, including making investment decisions and placing orders to buy, sell or hold particular securities. With more than $19 billion of assets under management as of September 30, 2019, Brookfield manages separate accounts, registered funds and opportunistic strategies for financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and individual investors. The Adviser’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee (an “advisory fee”), computed daily and payable monthly, at annual rates set forth in the table below.

Fund	Annual Advisory Fee-Contractual Rate
INF	1.00%*
RA	1.00%*

* The Annual Advisory Fee-Contractual Rate is as a percentage of the Fund’s average daily Managed Assets.

INF and RA also pay to the Adviser an administration fee, payable monthly, at an annual rate of 0.15% of each Fund’s average daily Managed Assets.

A discussion regarding the basis for the approval of the investment management agreements by the Boards of the Funds are available in each Fund’s semi-annual report to stockholders for the period ended June 30, 2019, which is available at www.sec.gov or by visiting https://publicsecurities.brookfield.com/en.

The Sub-Adviser

Schroder Investment Management North America Inc. (“SIMNA”) serves as the sub-adviser to RA and will serve as the sub-adviser to the Combined Fund if the stockholders approve the applicable proposals.

SIMNA is located at 7 Bryant Park, New York, NY 10018. SIMNA is an investment adviser registered with the SEC. SIMNA is directly wholly-owned by Schroder US Holdings Inc. and indirectly owned in its entirety by Schroders plc., a London Stock Exchange-listed financial services company. As of September 30, 2019, Schroders plc had approximately $555.5 billion under management. Of that amount, as of September 30, 2019 SIMNA (along with its affiliated entity Schroder Investment Management North America Ltd.) had approximately $112.7 billion under management.

Under the Sub-Advisory Agreement, SIMNA is entitled to fees at an annual rate of 0.32% of the Securitized Products Allocation of RA’s average daily Managed Assets; however, such fees are paid by the Adviser and not the Acquiring Fund. Because the Adviser pays SIMNA out of its own fees received from RA, there is no “duplication” of advisory fees paid.

A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of RA is available in the Fund’s semi-annual report to stockholders for the period ended June 30, 2019, which is available at www.sec.gov or by visiting https://publicsecurities.brookfield.com/en.

Portfolio Management

The Combined Fund will be managed by the Adviser. Portfolio management will be provided by Craig Noble, Larry Antonatos, Dana Erikson, Dan Parker of Brookfield and Michelle Russell-Dowe, Jeffrey Williams and Anthony Breaks of SIMNA. More particularly, Messrs. Noble and Antonatos will be jointly and primarily responsible for the day-

to-day management of the Combined Fund, including the authority to adjust the strategic allocation of assets between corporate credit, securitized credit and equity securities. In addition, Messrs. Erikson and Parker will be jointly and primarily responsible for the day-to-day management of the Combined Fund’s corporate credit sleeve. In managing the corporate credit, securitized credit and equity investment sleeves of the Combined Fund, Messrs. Noble and Antonatos will continue to draw upon the expertise of their colleagues on Brookfield’s investment teams, as well as the securitized credit investment team at SIMNA, which will manage a portion of the Combined Fund’s assets.

The Adviser

Craig Noble, CFA — Chief Executive Officer, Alternative Investments for Brookfield Asset Management. Mr. Noble is a Managing Partner and Chief Executive Officer of Alternative Investments for Brookfield Asset Management. In this role, he is responsible for Brookfield’s asset management business, consisting of the sourcing and management of third-party capital across Brookfield’s investment platforms. Since joining Brookfield in 2004, Craig has held a variety of senior roles, including Chief Executive Officer of Brookfield’s Public Securities Group and various investment roles in the private and public markets. Prior to Brookfield, Craig spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance. He earned a Master of Business Administration degree from York University and a Bachelor of Commerce degree from Mount Allison University and holds the Chartered Financial Analyst® designation.

Larry Antonatos — Managing Director and Portfolio Manager. Mr. Antonatos has 28 years of industry experience and is a Portfolio Manager for the Public Securities Group’s Real Asset Solutions team. In this role he oversees the portfolio construction process, including execution of asset allocation. Larry joined Brookfield in 2011 as Product Manager for the firm’s equity investment strategies. Prior to joining Brookfield, he was a portfolio manager for a U.S. REIT strategy for 10 years. He also has investment experience with direct property, CMBS, and mortgage loans. Larry earned a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University.

Dana Erikson, CFA—Managing Director and Portfolio Manager. Mr. Erikson has 29 years of industry experience and is a Portfolio Manager and Head of the Public Securities Group’s Global Credit team. He oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining the firm in 2006, he was with Evergreen Investments or one of its predecessor firms since 1996 where he held a number of positions, including Senior Portfolio Manager, Head of the High Yield team and Head of High Yield Research. Dana holds the Chartered Financial Analyst® designation and is a member of the CFA Society Boston, Inc. He earned a Master of Business Administration degree, with honors, from Northeastern University and a Bachelor of Arts degree in Economics from Brown University.

Dan Parker, CFA—Director and Portfolio Manager. Mr. Parker has over 20 years of industry experience and is a Portfolio Manager and Director on the Public Securities Group’s Global Credit team. In addition, Mr. Parker supports the Global Infrastructure Equities team with a focus on utilities. Prior to joining the firm in 2006, Mr. Parker spent four years at Standard & Poor’s where he covered the utilities and natural resources sectors. He started his career in international trade finance as a credit analyst at Canada’s Export Credit Agency, EDC. Mr. Parker holds the Chartered Financial Analyst® designation and is a member of the CFA Society Chicago, Inc. He earned an Honors Bachelor of Commerce degree from Lakehead University.

The Sub-Adviser

Michelle Russell-Dowe, Head of Securitized Credit at SIMNA, is responsible for managing the Securitized Credit Team and the Securitized Credit Portfolio Strategies. She joined SIMNA in 2016 and is based in New York. Ms. Russell-Dowe was the Head of Securitized Products at Brookfield from 1999 to 2016 where she was responsible for managing the Securitized Products Investment Team. She was the Lead Portfolio Manager responsible for the Securitized Investment Strategies. She was a Vice President at Duff & Phelps Credit Rating Co from 1994 to 1999, where she was responsible for rating securities including residential mortgage-backed securities and asset-backed securities. Previously, Ms. Russell-Dowe has been a Co-Head of the Investor Committee of the American Securitization Forum (ASF). She holds an MBA in Finance (Valedictorian) from Columbia Graduate School of Business and a BA in economics from Princeton University.

Jeffrey Williams is a Fund Manager at SIMNA, which involves portfolio management for the firm’s securitized credit strategies, with a particular focus on CMBS, commercial real estate loans and related assets. He joined SIMNA in 2016 and is based in New York. Mr. Williams was a Managing Director at Brookfield from 2012 to 2016, which involved portfolio management for the securitized credit team with an emphasis on CMBS and commercial real estate loans. He was a Partner – Debt Investments at Wesley Capital Management, LLC from 2008 to 2012, which involved portfolio management and trading of debt securities for a long/short real estate securities hedge fund. He was a Vice President at Capital Trust, Inc. from 2006 to 2008, which involved portfolio management and trading of CMBS, CDO and REIT bonds. Mr. Williams holds an MBA in Finance from Georgia State University and BA in Finance from University of South Florida. He is also a CFA Charterholder.

Anthony Breaks is a Fund Manager at SIMNA, with a focus on RMBS, ABS and CLOs. He joined SIMNA in 2016 and is based in New York. Mr. Breaks was a Managing Director at Brookfield from 2005 to 2016, managing structured credit portfolios. He was a Director at Imagine Reinsurance, a subsidiary of Brookfield from 2002 to 2005, focused on structured credit investments and structured reinsurance transactions. Prior to that, he was a Director at Liberty Hampshire from 2000 to 2002, involved in analysis and issuance of structured securities, and an Analyst at Merrill Lynch from 1998 to 2000, involved in CLO structuring and securities analysis. Mr. Breaks holds a BSc in Electrical Engineering from Massachusetts Institute of Technology and is a CFA Charterholder.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Funds are permitted to purchase securities from, and sell securities to, affiliates of the Funds or the Adviser upon compliance with the following conditions: (1) the transaction must involve no consideration other than cash payment against prompt delivery; (ii) the security must be one for which market quotations are readily available and the transaction must be effected at the current market price; (iii) the transaction must be consistent with the Fund’s investment policies; (iv) no brokerage commission, fee or other remuneration is to be paid in connection with the transaction; (v) at least quarterly, the Board of Directors must determine that any such transaction is made in compliance with the Funds’ policies and procedures; (vi) a record of the transaction must be maintained; and (vii) the President of the Fund or the Chief Executive Officer of the Adviser, or their respective designees, must provide written approval prior to the transaction.

During the last fiscal year, the Funds did not have any portfolio transactions with affiliates.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Service Providers to INF and RA
Adviser	Brookfield Public Securities Group LLC
Sub-Adviser	Schroder Investment Management North America Inc.
Administrator	Brookfield Public Securities Group LLC
Sub-Administrator	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association
Transfer Agent, Dividend Disbursing Agent and Registrar	American Stock Transfer & Trust Company
Fund Accounting Services Provider	U.S. Bancorp Fund Services, LLC
Independent Auditors	Deloitte & Touche LLP
Fund Counsel	Paul Hastings LLP
Counsel to the Independent Directors	Sullivan & Worcester LLP

All securities owned by the Funds and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by such Fund’s Custodian.

It is not anticipated that the Reorganization will result in any change in the third-party service providers to the Acquiring Fund.

Capitalization

The Board of each Fund may authorize separate classes of shares with such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as may be determined from time to time by the Board of such Fund. The tables below set forth the capitalization of INF and RA as of June 30, 2019 and the pro forma capitalization of the Combined Fund as if the proposed Reorganization had occurred on that date.

Capitalization as of June 30, 2019

	INF	RA	Adjustments	Pro forma Combined Fund
Net Assets	$201,890,133	$864,016,574	(600,000)	$1,065,306,707
Common Shares Outstanding	13,483,223	36,476,061	(4,960,067)	44,999,217
Net Asset Value Per Share	$14.9734	$23.6872	-	$23.6739

ADDITIONAL INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Stockholders of a Fund are entitled to share equally in distributions authorized by the Fund’s Board and declared by the Fund as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Stockholders do not have preemptive or conversion rights and a Fund’s common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable.

Purchase and Sale

Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing stockholders.

Outstanding Shares as of June 30, 2019

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
INF	Common	1,000,000,000	0	13,483,223
RA	Common	1,000,000,000	0	36,476,061

Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

INF	Market Price ($)		Net Asset Value ($)		Premium/(discount) to net asset value
Period Ended	High	Low	High	Low	High	Low
September 30, 2019	13.90	12.68	15.44	14.50	-7.95%	-15.65%
June 30, 2019	12.86	12.00	15.15	14.15	-13.37%	-15.92%
March 31, 2019	12.42	10.13	14.84	12.17	-14.93%	-17.86%
December 31, 2018	12.25	9.70	14.42	11.56	-13.16%	-20.47%
September 30, 2018	12.96	11.92	15.15	14.07	-13.22%	-15.81%
June 30, 2018	12.51	11.20	14.40	13.26	-11.96%	-15.54%
March 31, 2018	13.56	11.48	15.39	13.17	-8.75%	-13.79%
December 31, 2017	13.51	12.58	15.32	14.25	-10.59%	-13.35%
September 30, 2017	13.87	13.20	15.67	14.75	-8.27%	-12.35%
June 30, 2017	14.10	13.19	15.61	14.76	-8.27%	-12.70%
March 31, 2017	14.10	12.63	15.12	13.95	-4.41%	-13.13%
December 31, 2016	13.72	11.57	15.53	13.24	-7.08%	-16.87%
September 30, 2016	13.92	13.01	15.96	14.93	-11.46%	-16.56%
June 30, 2016	13.20	10.83	15.66	13.40	-14.41%	-19.66%
March 31, 2016	11.75	8.76	14.20	11.18	-16.31%	-22.96%
December 31, 2015	14.54	11.01	17.24	13.44	-15.03%	-19.01%
September 30, 2015	16.64	12.53	19.44	14.68	-13.44%	-18.83%
June 30, 2015	21.99	16.55	23.04	19.03	-3.81%	-16.21%
March 31, 2015	22.14	19.46	23.05	20.75	-0.63%	-9.98%
December 31, 2014	23.98	20.16	26.30	21.40	-5.22%	-12.13%
September 30, 2014	25.38	23.30	28.75	26.25	-8.75%	-12.47%
June 30, 2014	25.22	21.45	27.87	24.47	-7.85%	-12.88%
March 31, 2014	21.38	19.03	24.50	21.86	-10.78%	-14.46%
December 31, 2013	21.20	19.05	24.19	21.75	-9.14%	-14.95%
September 30, 2013	23.45	20.28	23.73	22.20	1.05%	-14.54%
June 30, 2013	22.60	19.56	23.72	21.84	-3.68%	-10.44%
March 31, 2013	22.15	21.50	23.55	22.53	-4.43%	-6.25%

RA	Market Price ($)		Net Asset Value ($)		Premium/(discount) to net asset value
Period Ended	High	Low	High	Low	High	Low
September 30, 2019	22.75	21.68	23.87	23.16	-3.44%	-9.06%
June 30, 2019	22.20	21.18	23.84	23.28	-5.98%	-9.12%
March 31, 2019	21.72	19.07	23.66	22.07	-7.98%	-13.59%
December 31, 2018	23.18	18.20	24.17	21.80	-3.96%	-17.39%
September 30, 2018	23.50	22.70	24.63	23.99	-3.58%	-6.35%
June 30, 2018	23.10	21.75	24.54	24.05	-4.95%	-9.78%
March 31, 2018	23.93	21.56	25.40	23.97	-5.71%	-10.56%
December 31, 2017	24.36	23.14	25.68	24.91	-4.71%	-8.22%
September 30, 2017	24.24	23.18	25.62	25.10	-5.02%	-8.96%
June 30, 2017	23.75	22.78	25.76	25.30	-6.99%	-10.88%
March 31, 2017	23.39	22.31	25.67	25.11	-8.60%	-11.26%

As of September 30, 2019, the net asset value per common share of INF was $15.15 and the market price per common share was $13.72, representing a discount to net asset value of -9.44% and the net asset value per common share of RA was $23.56 and the market price per common share was $22.59, representing a premium to net asset value of -4.12%. Common shares of each Fund have historically traded at both a premium and a discount to net asset value.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not necessarily indicate how its common shares will perform in the future.

Fund	Trailing 12- month distribution[1,2]	Trailing 12- month distribution[1,3]	One Year ended	One Year ended	Three[1] Year ended	Three[1] Year ended	Five[1] Years ended	Five[1] Years ended	Life[1] of Fund	Life[1] of Fund Based on	Inception Date
	Yield based on June 30, 2019 NAV	Yield based on June 30, 2019 Market Price	June 30, 2019 based on NAV	June 30, 2019 based on Market Price	June 30, 2019 based on NAV	June 30, 2019 based on Market Price	June 30, 2019 based on NAV	June 30, 2019 based on Market Price	based on NAV	Market Price
INF	6.55%	7.66%	13.10%	14.89%	6.07%	7.76%	-3.19%	-2.95%	6.13%	4.55%	August 26, 2011
RA	10.08%	11.01%	8.16%	6.68%	N/A	N/A	N/A	N/A	7.99%	9.82%	December 5, 2016

1 Annualized.

2 Distribution rate is calculated by dividing the last distribution per share (annualized) by the NAV. Distributions are subject to recharacterization for tax purposes after the end of the fiscal year. Reflects the deduction of management fees and other fund expenses.

3 Distribution rate is calculated by dividing the last distribution per share (annualized) by the market price. Distributions are subject to recharacterization for tax purposes after the end of the fiscal year. Does not reflect the deduction of management fees and other fund expenses. If management fees and other expenses had been included, returns would be reduced.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute to common stockholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually. Under normal market conditions, each Fund intends to distribute substantially all of its distributable cash flows, less Fund expenses, to stockholders monthly. Various factors will affect the level of a Fund’s investment company taxable income, such as its asset mix. Distributions may be paid to the holders of a Fund’s shares of common stock if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor. To permit a Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by a Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because a Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends.

In the event that the total distributions on a Fund’s shares of common stock exceed the Fund’s current and accumulated earnings and profits allocable to such shares, the excess distributions will generally be treated as a tax free return of capital to the extent of the stockholder’s tax basis in the shares, and thereafter as capital gain from the sales of the shares. Stockholders should not assume that the source of a distribution from a Fund is net profit or income. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in a Fund. The amount treated as a tax free return of capital will reduce a stockholder’s adjusted tax basis in the shares of common stock, thereby increasing the stockholder’s potential taxable gain or reducing the potential loss on the sale of the shares.

On September 30, 2015, the SEC granted the Adviser, on behalf of itself and certain funds, an order granting an exemption from Section 19(b) of and Rule 19b-1 under the 1940 Act to conditionally permit a Fund to make periodic distributions of long-term capital gains with respect to the Fund’s outstanding common stock as frequently as twelve (12) times each year, so long as it complies with the conditions of the order and maintains in effect a distribution policy with respect to its shares of common stock calling for periodic distributions of an amount equal to a fixed amount per share, a fixed percentage of market price per share or a fixed percentage of the Fund’s net asset value per share (a “Managed Dividend Policy”). In connection with any implementation of a Managed Dividend Policy pursuant to the order, a Fund would be required to:

●	implement certain compliance review and reporting procedures with respect to the Managed Dividend Policy;

●

include in each notice to stockholders that accompanies distributions certain information in addition to the information currently required by Section 19(a) of and Rule 19a-1 under the 1940 Act (“19(a) Notice”);

●	include certain disclosure regarding the Managed Dividend Policy on the inside front cover of each annual and semi-annual report to stockholders;

●

provide the Fund’s total return in relation to changes in NAV in the financial highlights table and in any discussion about the Fund’s total return in each prospectus and annual and semi-annual report to stockholders;

●

include the information contained in each 19(a) Notice in any communication (other than a communication on Form 1099) about the Managed Dividend Policy or distributions under the Managed Dividend Policy by the Fund, or agents that the Fund has authorized to make such communication on the Fund’s behalf, to any Fund common stockholders, prospective common stockholder or third-party information provider;

●

issue, contemporaneously with the issuance of any 19(a) Notice, a press release containing the information in the 19(a) Notice and will file with the SEC the information contained in such 19(a) Notice and other required disclosures, as an exhibit to its next report to stockholders;

●

post prominently a statement on its website containing the information in each 19(a) Notice and other required disclosures, and will maintain such information on the website for at least 24 months; and

●	take certain steps to ensure the delivery of the 19(a) Notice to beneficial owners whose Fund shares are held through a financial intermediary.

In addition, if a Fund’s shares of common stock were to trade at a significant premium to NAV following the implementation of a Managed Dividend Policy, and certain other circumstances were present, the Fund’s Board of Directors would be required to determine whether to approve or disapprove the continuation, or continuation after amendment, of the Managed Dividend Policy. Finally, if a Fund implemented a Managed Dividend Policy pursuant to the order, it would not be permitted to make a public offering of shares of common stock other than:

●	a rights offering below NAV to holders of the Fund’s shares of common stock;

●	an offering in connection with a dividend reinvestment plan, merger, consolidation, acquisition, spin-off or reorganization of the Fund; or

●	an offering other than those described above, unless, with respect to such other offering:

●

the Fund’s average annual distribution rate for the six months ending on the last day of the month ended immediately prior to the most recent distribution record date, expressed as a percentage of NAV per share as of such date, is no more than one percentage point greater than the Fund’s average annual total return for the five-year period (or the period since the Fund’s first public offering, if less than five years) ending on such date; and

●

the transmittal letter accompanying any registration statement filed with the SEC in connection with such offering discloses that the Fund has received an order under Section 19(b) of the 1940 Act to permit it to make periodic distributions of long-term capital gains with respect to its common stock as frequently as twelve (12) times each year, and as frequently as distributions are specified in accordance with the terms of any outstanding preferred stock that such fund may issue.

The relief described above will expire on the effective date of any amendment to Rule 19b-1 under the 1940 Act that provides relief permitting certain closed-end investment companies to make periodic distributions of long-term capital gains with respect to their outstanding common stock as frequently as twelve (12) times each year. As of the date of this Joint Proxy Statement/Prospectus, no Fund has implemented such a policy and the Acquiring Fund does not currently intend to implement such policy. Under a Managed Dividend Policy, if, for any distribution, undistributed net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s other assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

CALCULATION OF NET ASSET VALUE

The Board has adopted procedures for the valuation of a Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in a Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the close of the NYSE (generally, 4:00 p.m., Eastern Time). When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Adviser’s Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Adviser’s Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.

A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

A Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser’s Valuation Committee uses in determining fair value. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service providers, who are subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

DIVIDEND REINVESTMENT PLAN

The dividend reinvestment plan (the “Plan”) of RA will be the dividend reinvestment plan of the Combined Fund. The dividend reinvestment plan of INF is the same as RA’s Plan.

RA has adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless stockholders elect to receive their distributions in cash, they will be automatically reinvested by the American Stock Transfer & Trust Company, LLC (the “Plan Administrator”), in additional shares of common stock. If stockholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator.

No action is required on the part of a stockholder to have their cash distribution reinvested in the Fund’s shares of common stock. Unless stockholders or their brokerage firm decides to opt out of the Plan, the number of shares of common stock stockholders will receive will be determined as follows:

(1)        The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s shares of common stock one day prior to the distribution payment date.

(2)        The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of common stock in the open market in connection with the implementation of the Plan as follows: if the Fund’s shares of common stock is trading below NAV at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase shares of common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the NAV at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the NAV at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in shares of common stock issued by the Fund.

Stockholders may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If stockholders withdraw or the Plan is terminated, the Plan Administrator will sell their shares and send them the proceeds, minus brokerage commissions.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in stockholder accounts will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund’s appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy stockholders receive will include all shares of common stock they have received under the Plan. There is no brokerage charge for reinvestment of your distributions in shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though stockholders have not received any cash with which to pay the resulting tax.

If stockholders hold shares of common stock with a brokerage firm that does not participate in the Plan, they will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

CERTAIN PROVISIONS OF THE CHARTER

Each Fund’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected until the third annual meeting following their election and until their successors are duly elected and qualify. This provision could delay for up to two years the replacement of a majority of the Board of a Fund. With respect to each Fund, a Director may only be removed for cause (but not without cause) by the stockholders by a vote of two-thirds of the votes entitled to be cast for the election of directors.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a statutory share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Each Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast a majority of the votes entitled to be cast on the matter. However, certain amendments to the Funds’ charter and certain extraordinary transactions require the affirmative vote of the holders of shares entitled to cast at least 80% of the votes entitled to be cast on the matter, each voting as a separate class; provided that, if the “continuing directors” (as defined below), by at least two-thirds of the continuing directors, in addition to the approval by the Board, approve such amendment or transaction, the affirmative vote of the holders of a majority of the votes entitled to be cast would be sufficient to approve such amendment or transaction. The “continuing directors” are defined in the Funds’ charter as its current Directors and Directors whose nomination for election by a Fund’s stockholders or whose election by the Directors to fill a vacancy on the Board is approved by a majority of the continuing directors then serving on the Board of Directors.

GOVERNING LAW

Each Fund is incorporated as a Maryland corporation pursuant to its charter governed by the laws of the State of Maryland. INF was incorporated under the laws of the State of Maryland on June 8, 2011. RA was incorporated under the laws of the State of Maryland on October 6, 2015.

CONVERSION TO OPEN-END FUND

Each Fund’s Board of Directors may elect to submit to the Fund’s stockholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to retire any outstanding preferred shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to stockholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the common shares to net asset value, the extent to which the Fund’s capital structure is leveraged and the possibility of releveraging, the spread, if any, between yields on high yield high risk securities in the Fund’s portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions.

Each Fund’s charter provides that any amendment to the charter to convert the Fund to an open-end investment company, whether by merger or otherwise, would require the affirmative vote of the holders of at least 80% of each class of the shares entitled to be voted on the matter, each voting as a separate class, unless also approved by the vote of at least two-thirds of the “continuing directors” (as defined in the charter), in which case the affirmative vote of holders of a majority of the votes entitled to be cast would be sufficient to approve such conversion.

Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the Exchange. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred shares.

VOTING RIGHTS

Voting rights are identical for the stockholders of each Fund. The stockholders of each Fund are entitled to one vote for each share held by them. The stockholders of each Fund do not have any preemptive or preferential right to purchase or subscribe to any shares of such Fund.

APPRAISAL RIGHTS

Common stockholders of INF and RA do not have appraisal rights.

FINANCIAL HIGHLIGHTS

Brookfield Global Listed Infrastructure Income Fund Inc. (INF)

The Financial Highlights table is intended to help you understand INF’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in INF (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended June 30, 2019 is unaudited. The information for the other periods shown has been audited by Deloitte & Touche LLP, INF’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended December 31, 2018 and the Report of the Independent Registered Public Accounting Firm thereon appear in INF’s Annual Report for the fiscal year ended December 31, 2018, which is available upon request.

	For the Six Months ended June 30,	For the Year Ended December 31,							Period from August 26, 2011[1] through December 31,
	2019 (Unaudited)	2018	2017	2016	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value, beginning of period	$12.17	$14.79	$13.94	$14.20	$22.95	$22.35	$21.39	$20.12	$19.10[2]

Net investment income[3]	0.11	0.12	0.19	0.18	0.28	0.38	0.69	0.65	0.18
Net realized and unrealized gain (loss) on investment transactions	3.18	(1.76)	1.71	0.96	(6.18)	2.28	3.71	2.02	1.19

Net increase (decrease) in net asset value resulting from operations	3.29	(1.64)	1.90	1.14	(5.90)	2.66	4.40	2.67	1.37

Distributions from net investment income	(0.49)	(0.20)	(0.27)	—	(0.22)	(1.16)	(1.40)	(0.48)	(0.09)
Distributions from net realized gains	—	—	—	—	—	(0.78)	(0.95)	(0.89)	—
Return of capital distributions	—	(0.78)	(0.78)	(1.40)	(1.18)	(0.12)	—	(0.03)	(0.26)

Total distributions paid	(0.49)	(0.98)	(1.05)	(1.40)	(1.40)	(2.06)	(2.35)	(1.40)	(0.35)

Dilution due to rights offering	—	—	—	—	(1.45)[5]	—	(1.09)[4]	—	—
Net asset value, end of period	$14.97	$12.17	$14.79	$13.94	$14.20	$22.95	$22.35	$21.39	$20.12

Market price, end of period	$12.80	$10.13	$12.93	$12.83	$11.75	$20.89	$19.77	$20.15	$17.61

Total Investment Return based on Net Asset Value#	27.25%[6]	-11.71%	13.73%	8.35%	-33.26%	11.57%	15.79%	13.71%	7.39%[6,9]
Total Investment Return based on Market Price†	31.49%[6]	-15.01%	8.92%	22.45%	-38.62%	15.91%	9.76%	23.06%	-10.16%[6]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$201,890	$164,119	$204,023	$192,348	$195,883	$237,399	$231,188	$165,881	$156,065
Operating expenses excluding interest expense	1.83%[7]	1.88%	1.89%	1.85%	1.85%	1.71%	1.69%	1.83%	2.14%[7]
Interest expense	1.24%[7]	1.25%	0.78%	0.73%	0.46%	0.32%	0.32%	0.42%	0.47%[7]
Total expenses	3.07%[7]	3.13%	2.67%	2.58%	2.31%	2.03%	2.01%	2.25%	2.61%[7]
Net investment income	1.54%[7]	0.83%	1.28%	1.30%	1.47%	1.51%	3.00%	3.12%	2.81%[7]
Portfolio turnover rate	21%[6]	36%	70%	93%	46%	19%	57%	76%	30%[6]
Credit facility, end of year (000s)	$53,000	$71,000	$78,000	$78,000	$82,000	$90,000	$80,000	$53,000	$53,000
Asset coverage per $1,000 unit of senior indebtedness[8]	$3,945	$3,312	$3,616	$3,466	$3,389	$3,638	$3,890	$4,130	$3,945

#

Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for the last dividend declared in the year may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.

†

Total investment return based on market price is the combination of changes in the New York Stock Exchange (“NYSE”) market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the year may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.

1	Commencement of operations.
2	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.
3	Per share amounts presented are based on average shares outstanding throughout the period indicated.
4

Effective as of the close of business on September 19, 2013, the Fund issued transferrable rights to its stockholders to subscribe for up to 2,590,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However as the subscription price was less than 80% of the Net Asset Value (NAV) of the Fund’s common shares at the close of trading on the NYSE on the expiration date, the subscription price was 80% of the Fund’s NAV at the close of trading on that day. The shares were subscribed at a price of $19.29 which was less than the October 18, 2013 NAV of $24.11 thus creating a dilutive effect on the NAV.

5

Effective as of the close of business on April 21, 2015, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,454,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However as the subscription price was less than 78% of the NAV of the Fund’s common shares at the close of trading on the NYSE on the expiration date, the subscription price was 78% of the Fund’s NAV at the close of trading on that day. The shares were subscribed at a price of $17.20 which was less than the May 22, 2015 NAV of $22.05 thus creating a dilutive effect on the NAV.

6	Not annualized.
7	Annualized.
8

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

9	Unaudited.

Brookfield Real Assets Income Fund Inc. (RA)

The Financial Highlights table is intended to help you understand RA’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in RA (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six months ended June 30, 2019 is unaudited. The information for the other periods shown has been audited by Deloitte & Touche LLP, RA’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended December 31, 2018 and the Report of the Independent Registered Public Accounting Firm thereon appear in RA’s Annual Report for the fiscal year ended December 31, 2018, which is available upon request.

	For the Six Months ended June 30,	For the Year Ended December 31,	For the Year Ended December 31,	For the Period from December 5, 2016[1] to December 31,
	2019 (Unaudited)	2018	2017	2016
Per Share Operating Performance:
Net asset value, beginning of period	$22.07	$25.15	$25.14	$25.00

Net investment income[2]	0.65	1.52	1.74	0.15
Net realized and unrealized gain (loss) on investment transactions	2.16	(2.21)	0.66	0.19

Net increase (decrease) in net asset value resulting from operations	2.81	(0.69)	2.40	0.34

Distributions from net investment income	(1.19)	(1.53)	(1.84)	(0.15)
Return of capital distributions	—	(0.86)	(0.55)	(0.05)

Total distributions paid	(1.19)	(2.39)	(2.39)	(0.20)
Net asset value, end of period	$23.69	$22.07	$25.15	$25.14

Market price, end of period	$21.69	$19.07	$23.37	$22.31

Total Investment Return based on Net Asset Value#	12.93%[5]	-3.08%	9.88%	1.36%[5]
Total Investment Return based on Market Price†	20.18%[5]	-9.12%	15.94%	0.50%[3,5]
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$864,017	$805,294	$917,653	$917,593
Operating expenses excluding interest expense	1.63%[6]	1.63%	1.60%	1.70%[6]
Interest expense	1.05%[6]	0.93%	0.58%	0.60%[6]
Total expenses	2.68%[6]	2.56%	2.18	2.30%[6]
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.63%[6]	1.08%	1.03%	1.03%[6]
Net expenses, including fee waivers and reimbursement and interest expense	2.68%[6]	2.00%	1.61%	1.63%[6]
Net investment income	5.64%[6]	6.31%	6.84%	8.13%[6]
Net investment income, excluding the effect of fee waivers and reimbursement	5.64%[6]	5.76%	6.27%	7.46%[6]
Portfolio turnover rate	21%[5]	35%	43%	15%[4,5]
Credit facility and reverse repurchase agreements, end of period (000s)	$ 244,238	$ 280,800	$ 259,395	$ 302,682
Asset coverage per $1,000 unit of senior indebtedness[7]	$ 4,538	$ 3,868	$ 4,538	$ 4,032

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for the last dividend declared in the year may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.

†	Total investment return based on market price is the combination of changes in the New York Stock Exchange (“NYSE”) market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the year may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
1	Commencement of operations.
2	Per share amounts presented are based on average shares outstanding throughout the period indicated.
3	Total investment return based on market price is calculated based on first trade price of $22.40 on December 5, 2016.
4	For the portfolio turnover calculation, portfolio purchases and sales of the Brookfield Mortgage Opportunity Income Fund Inc., Brookfield High Income Fund Inc. and Brookfield Total Return Fund Inc. made prior to the Reorganization into the Brookfield Real Assets Income Fund Inc. have been excluded from the numerator and the monthly average value of securities used in the denominator reflects the combined market value after the Reorganization.
5	Not annualized.
6	Annualized.
7	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

INFORMATION ABOUT THE REORGANIZATION

General

Pursuant to the Reorganization Agreement (a form of which is attached as Appendix A to this Joint Proxy Statement/Prospectus), INF will transfer all of its assets to RA, and RA will assume all of INF’s liabilities, in exchange solely for newly issued RA common shares, which will be distributed by INF to its stockholders in the form of liquidating distribution. RA common shares issued to INF stockholders will have an aggregate net asset value equal to the aggregate net asset value of INF’s common shares outstanding immediately prior to the Reorganization, less the costs of the Reorganization. Each stockholder of INF will receive the number of RA common shares corresponding to his or her proportionate interest in the common shares of INF. As soon as practicable after the Closing Date for the Reorganization, INF will deregister as an investment company under the 1940 Act and liquidate pursuant to Maryland law.

The distribution of RA common shares to INF’s stockholders will be accomplished by opening new accounts on the books of RA in the names of the stockholders of INF and transferring to those stockholder accounts RA common shares. Each newly-opened account on the books of RA for the former stockholders of INF will represent the respective pro rata number of RA common shares due such stockholder.

As a result of the Reorganization, each common stockholder of INF will own RA common shares that will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that stockholder’s INF common shares immediately prior to the Closing Date, less the allocable costs of the Reorganization. Since RA common shares will be issued at net asset value in exchange for the common shares of INF having a value equal to the aggregate net asset value of those RA common shares, the net asset value per share of RA common shares should remain virtually unchanged by the Reorganization except for its share of the costs of the Reorganization. Thus, the Reorganization will result in no dilution of the net asset value of RA common shares, other than to reflect the costs of the Reorganization. However, as a result of the Reorganization, a stockholder of either of the Funds will hold a reduced percentage of ownership in the Combined Fund than he or she did in INF and RA prior to the Reorganization. No sales charge or fee of any kind will be charged to stockholders of INF in connection with their receipt of RA common shares in the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Joint Proxy Statement/Prospectus.

Valuation of Common Shares

The net asset value of INF shall be the net asset value computed as of the Valuation Time (as defined in the Reorganization Agreement), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of INF. The net asset value of RA shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of RA. INF and RA have the same valuation procedures.

Conditions

Under the terms of the Reorganization Agreement, the Reorganization is conditioned upon, among other things, (a) approval by stockholders of INF under Proposal 1, (b) approval by stockholders of RA of the issuance of additional RA common shares under Proposal 2, (c) the Funds’ receipt of an opinion to the effect that such Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”), and (d) each Fund’s receipt of certain routine certificates and legal opinions.

Termination

The Reorganization Agreement may be terminated by resolution of the Board of Directors of either Fund at any time prior to the Effective Date (as defined in the Reorganization Agreement), if circumstances should develop that, in the opinion of such Board of Directors, make proceeding with the Reorganization inadvisable.

Expenses of the Reorganization

The expenses relating to the proposed Reorganization will be borne by the Funds in proportion to their respective net assets as of the close of business on the business day immediately preceding the Closing Date. INF and RA will bear expenses incurred in connection with the Reorganization, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to stockholders, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be allocated to each Fund in proportion to their respective net assets. The estimated expenses of the Reorganization allocable to INF and RA are estimated to be $109,622 and $490,378, respectively.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a summary of certain Federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of INF as capital assets for Federal income tax purposes (generally, assets held for investment). This summary does not address all of the Federal income tax consequences that may be relevant to a particular stockholder or to stockholders who may be subject to special treatment under Federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of Federal income tax consequences is for general information only. The Funds’ stockholders should consult their own tax advisers regarding the Federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that INF and RA each receive an opinion from Paul Hastings, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Paul Hastings will be based on Federal income tax law in effect on the Closing Date. In rendering its opinion, Paul Hastings will also rely upon certain representations of the management of INF and RA and assume, among other things, that the Reorganization will be consummated in accordance with the applicable Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the Federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by INF or RA by reason of the Reorganization.
•	No gain or loss will be recognized by a stockholder of INF who exchanges all of their INF common shares solely for RA common shares pursuant to the Reorganization.
•

The aggregate tax basis of RA common shares received by a stockholder of INF pursuant to the Reorganization will be the same as the aggregate tax basis of the stockholder’s INF common shares surrendered in exchange therefor.

•

The holding period of RA common shares received by a stockholder of INF pursuant to the Reorganization will include the holding period of the stockholder’s INF common shares surrendered in exchange therefor.

•

RA’s tax basis in INF’s assets received by RA pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of INF immediately prior to the Reorganization, and RA’s holding period for such assets will, in each instance, include the period during which the assets were held by INF.

Following the Reorganization, the Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its stockholders.

On or prior to the Closing Date, INF will declare and pay a distribution to its stockholders, which together with all previous distributions, will have the effect of distributing to the stockholders of INF all of INF’s investment company taxable income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, net capital gains, if any, through the Closing Date, and such portion of its net tax-exempt interest income as is necessary to ensure that INF maintains its status as a regulated investment company at all times up to and including the Closing Date. To the extent that such a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to stockholders for Federal income tax purposes.

To the extent that INF’s portfolio securities are sold in connection with the Reorganization prior to such Reorganization closing, INF may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by INF. The Adviser expects that such repositioning will create income growth potential and increase capital appreciation potential for the Combined Fund. However, it is not anticipated that it will be necessary to materially reposition the Funds’ portfolios outside the normal course of trading in connection with the Reorganization. To the extent there are transaction costs associated with portfolio repositioning prior to the Reorganization, such costs will be borne by the respective Fund. To the extent there are transaction costs associated with portfolio repositioning after the Reorganization, such costs will be borne by the Combined Fund. The taxable income generated by of any such sales (or deemed sales) prior to the Reorganization would be determined by the difference between the price at which such portfolio assets are sold and INF’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to INF stockholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to stockholders of INF.

RA will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of INF, which will be subject to the limitations described below. As of December 31, 2018, INF’s capital loss carryforward was $18,579,389. If INF has capital loss carryforwards, they would, in the absence of the Reorganization, generally be available to offset capital gains. As a result of the Reorganization, however, INF will undergo an “ownership change” for Federal income tax purposes, and, accordingly, RA’s use of INF’s capital loss carryforwards (and certain unrealized built-in losses) will be limited by the operation of the tax loss limitation rules of the Code. For a fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) the rate established by the IRS (for example, the rate is 1.89% for September 2019)). Any unused portion of these losses may be available in subsequent years. RA’s capital loss carryforwards, if any, should not be limited solely by reason of the Reorganization.

Due to the operation of these tax loss limitation rules, it is possible that stockholders of INF would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual effect of the loss limitation rules on a stockholder of a Fund would depend on many variables, including such Fund’s expected growth rate if the Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Fund would generate capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses) in excess of what would be the “annual loss limitation amount” were the Reorganization to occur, the timing and amount of future capital gains that would be recognized by the Combined Fund if the Reorganization were to occur, and the timing of a historic Fund stockholder’s disposition of its shares (the tax basis of which might, depending on the facts, reflect that stockholder’s share of such Fund’s capital losses)). Stockholders of all of the Funds should consult their own tax advisors in this regard.

In addition, for five years beginning on the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.

PROPOSAL 2: ISSUANCE OF RA COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: The Reorganization of INF into RA,” RA will issue additional RA common shares and list them for trading on the NYSE. The Reorganization will result in no reduction of the net asset value of RA common shares, other than to reflect the costs of the Reorganization.

No gain or loss for Federal income tax purposes will be recognized by RA or its stockholders following the Reorganization. The RA Board, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit stockholders of RA. In particular, the RA Board reviewed data presented by the Adviser showing that RA will not experience an increase in the total expense ratio as a result of the proposed Reorganization. In addition, the Board considered that the Reorganization will result in a larger fund that is more liquid, with a lower expected volatility profile than INF, and which should trade at a narrower discount. If the Reorganization is consummated, the Board also considered that the Combined Fund will maintain RA’s management fee rate of 1.00% of RA’s Managed Assets.

The RA Board requests that stockholders of RA approve the Issuance of RA common shares in connection with the Reorganization at the Special Meeting to be held on January 24, 2020 at 8:30 a.m., Eastern time. The affirmative vote of stockholders representing at least a majority of votes cast on a proposal is required to approve the issuance of additional common shares for the Reorganization. Subject to the requisite approval of the stockholders of each Fund with regard to the Reorganization, it is expected that the Closing Date will be sometime during the first quarter of 2020. For additional information regarding voting requirements, see “Voting Information and Requirements.”

The RA Board recommends that stockholders of RA vote “FOR” the Issuance of RA common shares in connection with the Reorganization.

PROPOSAL 3: RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS

RA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Directors of RA, including all of RA’s Independent Directors, have selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for RA for the fiscal year ending December 31, 2019 and are submitting the selection of Deloitte to the stockholders for ratification.

Deloitte has audited the financial statements of RA since inception and has informed RA that it has no direct or indirect material financial interest in RA or in the Adviser.

Independent Accounting Fees

Audit and Related Fees

The following table sets forth the approximate amounts of the aggregate fees billed for the fiscal years ended December 31, 2018 and 2017, respectively, by Deloitte.

	2018	2017
Audit Fees	$60,000	$58,000
Audit-Related Fees	0	0
Tax Fees(1)	9,600	9,600
All Other Fees(2)	0	0

(1)	Tax fees consist of fees for review of tax returns and tax distribution requirements.

(2)	SSAE 16 Review (formerly, SAS No. 70) fees for the fiscal years ended December 31, 2018 and December 31, 2017 were $140,000 and $155,000, respectively, which were billed by Deloitte to the Adviser.

There were no other fees billed by Deloitte to RA for all other non-audit services (“Other Fees”) for the fiscal years ended December 31, 2018 and December 31, 2017. During the same period, there were no Other Fees billed by Deloitte for engagements by RA service provider that related directly to the operations and financial reporting of RA.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for pre-approval of the engagement of RA’s auditors. The Audit Committee evaluates the auditor’s qualifications, performance and independence at least annually by reviewing, among other things, the relationship between the auditor and RA, as well as the Adviser or any control affiliate of the Adviser, any material issues raised by the most recent internal quality control review and the auditor’s internal quality control procedures.

Audit Committee Report

RA has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which currently consists of Messrs. Salvatore, Kuczmarski and McFarland and Ms. Goldman, all of whom are Independent Directors. The principal functions of the Audit Committee are to review RA’s audited financial statements, to select the Fund’s independent auditors, to review with RA’s auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During RA’s fiscal year ended December 31, 2018, the Audit Committee held two Committee meetings. Mr. Salvatore serves as Chairman of the Audit Committee, and the Board has determined that Messrs. Salvatore, McFarland and Kuczmarski each qualify and are designated as an “audit committee financial expert,” as defined in Item 407(d) of Regulation S-K promulgated by the Securities and Exchange Commission.

On February 28, 2019, the Audit Committee of the Board of Directors of RA reviewed and discussed with management RA’s audited financial statements as of and for the fiscal year ended December 31, 2018. The Audit Committee discussed with Deloitte, RA’s independent registered public accounting firm, the matters required to be discussed by Rule 3526, Ethics and Independence, Communication with Audit Committee Concerning Independence.

The Audit Committee received and reviewed the written disclosures and the letter from Deloitte required by Rule 3520, Auditor Independence, and discussed with Deloitte, its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in RA’s Annual Report to Stockholders, as required by Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30d-1 promulgated thereunder, for the fiscal year ended December 31, 2018.

The RA Board recommends that stockholders of RA vote “FOR” the ratification of the selection of Deloitte as the independent registered public accounting firm. The approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of RA common shares.

VOTING INFORMATION AND REQUIREMENTS

Record Date

The Funds’ have fixed the close of business on November 8, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

The following table provides information about the outstanding securities of the Funds as of the Record Date:

Title of Class	INF	RA
Common Stock, par value $0.001 per share	13,483,223	36,467,057

Proxies

Stockholders of record as of the Record Date may vote by appearing in person at the Special Meeting, or may authorize a proxy to vote their shares by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below. Stockholders of each Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by AST Fund Solutions, LLC, or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions, and to confirm that stockholders’ instructions have been recorded properly. Stockholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholders. If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. Please note that if you are a holder in “street name” and wish to vote in person at the Special Meeting, you must obtain a legal proxy from broker or bank, which may take several days.

Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so. If you hold shares in “street name” and have instructed your broker or bank to vote shares, the options described above for revoking your proxy do not apply. Instead, you must follow the directions provided by your bank, broker or other nominee to change your vote.

Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting.

Quorum

Under the Bylaws of each Fund, the presence of the holders of shares of stock entitled to cast a majority of all the votes entitled to be cast shall constitute a quorum at the Special Meeting. The inspectors of election, who may be employees of the Adviser, will determine whether or not a quorum is present at the Special Meeting. Abstentions and “broker non-votes” will be counted as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which a Fund’s shares are listed. Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. The ratification of the selection of the independent registered public accounting firm is generally considered to be “routine,” and brokers generally have discretionary voting power with respect to such proposals. The approval of the Reorganization and the Issuance of RA common shares are considered “non-routine,” and so brokers will not have discretionary voting power with respect to those proposals.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each Proposal on which you are entitled to vote.

With respect to Proposal 1, abstentions and broker non-votes, if any, will have the same effect as votes “AGAINST” the proposal.

With respect to Proposal 2, broker non-votes, if any, will not count as votes cast and thus will have no effect on the proposal. Under NYSE rules, abstentions will be considered as votes cast and, accordingly, will have the same effect as votes “AGAINST” Proposal 2.

With respect to Proposal 3, abstentions and broker non-votes are not considered votes cast and, therefore, will have no effect on the results of the vote.

Voting Requirements for Proposal 1: The Reorganization of INF and RA

Proposal	Required Approval

The common stockholders of INF are being asked to approve the Agreement and Plan of Reorganization between INF and RA and the termination of INF’s registration under the 1940 Act and liquidation pursuant to Maryland law.

A majority of the votes entitled to be cast.

Voting Requirements for Proposal 2: Issuance of RA Common Shares

Proposal	Required Approval
The common stockholders of RA are being asked to approve the issuance of additional common shares of RA in connection with the Reorganization.	A majority of the votes cast.

Voting Requirements for Proposal 3: Ratification of Selection of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm

Proposal	Required Approval
Ratification of selection of Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019.	A majority of the votes cast.

STOCKHOLDER INFORMATION

As of the Record Date, no single stockholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) beneficially owned more than 5% of a Fund’s outstanding common stock, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to stockholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on reports filed with the SEC by such holders and a securities position listing reports from each Fund’s transfer agent as of the Record Date. The Funds do not have knowledge of the identity of the ultimate beneficiaries of the common shares listed below.

Brookfield Global Listed Infrastructure Income Fund Inc.

Stockholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
First Trust Advisers L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Stock	709,022	5.26%

Brookfield Real Assets Income Fund Inc.

As of the Record Date, to the knowledge of the Fund, there were no stockholders who owned beneficially or of record 5% or more of RA’s outstanding common stock.

STOCKHOLDER PROPOSALS

Any proposal of a stockholder intended to be included in RA’s proxy statement for the 2020 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, must be received by RA no later than January 2, 2020, unless the date of RA’s 2020 Annual Meeting of Stockholders is more than 30 days before or after May 23, 2020, in which case the proposal must be received a reasonable time before RA begins to print and mail its proxy materials. All proposals should be directed to the Secretary of RA, at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Pursuant to the current Bylaws of RA, nominations of individuals for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders by any stockholder who was a stockholder of record both at the time of giving of the prescribed notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business. For any nomination or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of RA, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, and in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice must be delivered to the Secretary of RA not earlier than the 150th day nor later than the 120th day prior to the first anniversary of the date the proxy statement is released to stockholders for the preceding year’s annual meeting. For matters to be presented at the 2020 annual meeting of stockholders, the notice must be delivered to the Secretary of RA not earlier than December 3, 2019 and not later than January 2, 2020. The notification must be in the form prescribed by the current Bylaws. The advance notice provisions provide RA and its directors with the opportunity to thoughtfully consider and address the matters proposed before RA prepares and mails its proxy statement to stockholders. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for giving of a stockholder’s notice as described above. Please contact the Secretary of RA for additional information about the advance notice requirements.

Stockholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in RA’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

INF will not hold an annual meeting of stockholders in 2020 if the Reorganization is completed. However, if the Reorganization is terminated for any reason, INF expects to hold an annual meeting of stockholders in 2020.

Any proposal of a stockholder intended to be included in INF’s proxy statement for the 2020 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, must be received by INF no later than January 2, 2020, unless the date of INF’s 2020 Annual Meeting of Stockholders is more than 30 days before or after May 23, 2020, in which case the proposal must be received a reasonable time before INF begins to print and mail its proxy materials. All proposals should be directed to the Secretary of INF, at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Pursuant to the current Bylaws of INF, nominations of individuals for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders by any stockholder who was a stockholder of record both at the time of giving of the prescribed notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business. For any nomination or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the

Secretary of INF, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, and in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice must be delivered to the Secretary of INF not earlier than the 150th day nor later than the 120th day prior to the first anniversary of the date the proxy statement is released to stockholders for the preceding year’s annual meeting. For matters to be presented at the 2020 annual meeting of stockholders, the notice must be delivered to the Secretary of INF not earlier than December 3, 2019 and not later than January 2, 2020. The notification must be in the form prescribed by the current Bylaws. The advance notice provisions provide INF and its directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to stockholders. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for giving of a stockholder’s notice as described above. Please contact the Secretary of INF for additional information about the advance notice requirements.

Stockholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in INF’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about December 23, 2019. Stockholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds and the Adviser have retained AST Fund Solutions, LLC (“AST”), a proxy solicitation firm, to assist the solicitation and tabulation of proxies. The cost of AST’s services in connection with the proxy is approximately $93,989 for RA and $21,011 for INF. In addition, Donnelley Financial Solutions (“DFIN”) will assist the Funds in the printing of the proxy materials and Broadridge Financial Solutions (“Broadridge”) will assist with the distribution of proxy materials and the tabulation of proxies. The cost of DFIN’s and Broadridge’s services in connection with the proxy is approximately $135,671 for RA and $30,329 for INF.

This Joint Proxy Statement/Prospectus, the Notice of Special Meeting, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders (the “Proxy Materials”) are available to you on the Internet at www.proxyonline.com/docs/brookfieldfunds2020.pdf. These Proxy Materials will be available on the internet through at least March 31, 2020.

LEGAL MATTERS

Certain legal matters concerning the Federal income tax consequences of the Reorganization and the Issuance of RA common shares will be passed upon by Paul Hastings LLP and Venable LLP, which serves as special Maryland counsel to RA.

OTHER MATTERS WITH RESPECT TO THE MEETING

A representative of the Independent Registered Public Accounting Firm may attend the Special Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

Under Maryland law and each Fund’s Bylaws, the only matters that may be acted on at a Special Meeting of stockholders are those stated specifically in the notice of the Special Meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Special Meeting or any postponement or adjournment thereof. If any such procedural matter requiring a vote of stockholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

In the event that a quorum shall not be present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve the Proposals are not received, the Chairman of the Special Meeting shall have the power to adjourn the Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Special Meeting and without setting a new record date for the Special Meeting.

Stockholders who want to communicate with the Board or any individual director should write the Fund to the attention of the Secretary, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. The communication should indicate that you are a Fund stockholder. If the communication is intended for a specific director and so indicates, it will be sent only to that director. If a communication does not indicate a specific director, it will be sent to the Chairman of the Nominating and Compensation Committee and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Additionally, stockholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Stockholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board. Such letters may be submitted on an anonymous basis.

PRIVACY PRINCIPLES OF THE FUNDS

Brookfield Public Securities Group LLC (“Brookfield” or the “Adviser”), on its own behalf and on behalf the funds managed by Brookfield and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and stockholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your nonpublic personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

●

Information we receives from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

●

Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

●	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless: 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:

●

Unaffiliated service providers (e.g., transfer agents, securities broker-dealers, administrators, Advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

●	Government agencies, other regulatory bodies and law enforcement officials (e.g., for reporting suspicious transactions);

●	Other organizations, with your consent or as directed by you; and

●	Other organizations, as permitted or required by law (e.g., for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at (855) 777-8001.

OTHER INFORMATION

If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

Brian F. Hurley President Brookfield Global Listed Infrastructure Income Fund Inc. Brookfield Real Assets Income Fund Inc. December 18, 2019

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of [ ], 201[ ], by and between Brookfield Global Listed Infrastructure Income Fund Inc., a Maryland corporation (“Acquired Fund”), and Brookfield Real Assets Income Fund Inc., a Maryland corporation (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock, par value $0.001 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the stockholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquired Fund is a diversified, closed-end management investment company, and the Acquiring Fund is a diversified, closed-end management investment company, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of common stock;

WHEREAS, the Board of Directors of the Acquired Fund has determined that (1) participation in the Reorganization is in the best interests of the Acquired Fund and its stockholders, and (2) the interests of the existing stockholders of the Acquired Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Acquiring Fund has determined that (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its stockholders, and (2) the interests of the existing stockholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1 The Reorganization. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), the Acquired Fund shall assign, deliver and otherwise transfer its Assets (as defined in paragraph 1.2) to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver to the Acquired Fund full and fractional Acquiring Fund Shares (to the third decimal place). The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2 Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time, books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Valuation Time (collectively, the “Assets”).

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1.3 Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus. The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).

1.4 Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Stockholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Stockholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Stockholders shall be equal to the aggregate net asset value of the then outstanding shares of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Stockholders at the Effective Time. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Following the distribution of the Acquiring Fund Shares in complete liquidation of the Fund, the Acquired Fund shall liquidate and dissolve in accordance with the Maryland General Corporation Law and terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

1.5 Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).

1.6 Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

ARTICLE II

VALUATION

2.1 Net Asset Value of the Acquired Fund. The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund.

2.2 Net Asset Value of the Acquiring Fund. The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.

2.3 Calculation of Number of Acquiring Fund Shares. The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the value of the per share net asset value of the Acquired Fund Shares participating therein, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per share of the Acquiring Fund determined in accordance with the valuation procedures referred to in paragraph 2.2. The parties agreed that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Stockholders shall be equal to the aggregate net asset value of the then outstanding shares of common stock, par value $0.001 per share, of the Acquired Fund Shares owned by Acquired Fund Stockholders at the Effective Time.

2.4 Determination of Value. All computations of value hereunder shall by made in accordance with each Fund’s regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund. The Trust and Acquired Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Acquired Fund which are also held by the Acquiring Fund.

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2.5 Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

ARTICLE III

CLOSING

3.1 Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of Brookfield Public Securities Group LLC on or about [    ], [  ], or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2 Transfer and Delivery of Assets. The Acquired Fund shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the Acquired Fund, to U.S. Bank, as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S. Bank, on behalf of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3 Share Records. The Acquired Fund shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Stockholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Stockholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4 Postponement of Valuation Time. In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Funds, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of The Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under its charter and Bylaws, as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) The Acquired Fund is registered with the Commission as an closed-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Maryland General Corporation Law, the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and such as may be required under state securities laws.

(d) The current prospectuses, statement of additional information, stockholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Maryland law or a material violation of its charter and Bylaws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h) Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

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(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2018 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j) Since June 30, 2019, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by stockholders of the Acquired Fund shall not constitute a material adverse change.

(k) At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all material Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit or examination and no assessment has been asserted with respect to such returns.

(l) At the end of its first taxable year since its commencement of operations, the Acquired Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(m) All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board of Directors of the Acquired Fund, and, subject to the approval of the stockholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

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(o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

(p) The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, through the date of the meeting of the Acquired Fund Stockholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2 Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund, the Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its charter and Bylaws, as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) At the Effective Time, the Acquiring Fund will be registered with the Commission as an closed-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d) Proxy Statement/Prospectus of the Acquiring Fund filed with the Commission on [            ], 2019 on Form N-14 which will become effective prior to the Closing Date, conforms and, as of its effective date and the Closing Date, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not and, as of its effective date and the Closing Date, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances.

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Maryland law or a material violation of its charter and Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(g) Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s

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financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at December 31, 2018 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(i) At the Effective Time, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund in writing. For the purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by stockholders of the Acquired Fund shall not constitute a material adverse change.

(j) At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all material Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof to the best of the knowledge of the Acquiring Fund, and no such return is currently under audit or examination and no assessment has been asserted with respect to such returns.

(k) At the end of its first taxable year since its commencement of operations, the Acquiring Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code. The Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Acquiring Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board of Directors of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

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(m) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Stockholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(n) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

(o) The Proxy Statement/Prospectus, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, through the date of the meeting of stockholders of the Acquired Fund contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (n) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1 Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with its practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 Meeting of Stockholders. The Acquired Fund will call a meeting of the stockholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Proxy Statement/Prospectus. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a proxy statement/prospectus on Form N-14 (the “Proxy Statement/Prospectus”), in compliance with the 1934 Act and the 1940 Act in connection with the meeting of stockholders of the Acquired Fund to consider approval of the Agreement and the transactions contemplated herein.

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5.7 Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective stockholders consisting of the Acquiring Fund Shares received at the Closing and file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

5.8 Best Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9 Other Instruments. The Acquired Fund and the Acquiring Fund, each covenant that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10 Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

ARTICLE VI

CONDITIONS PRECEDENT

6.1 Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund, to consummate the transactions provided for herein shall be subject to the following conditions:

(a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c) The Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d) The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.2 Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject to the following conditions:

(a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

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(b) The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of the Acquired Fund.

(c) The Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(d) The Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e) The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

6.3 Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a) The Agreement and the transactions contemplated herein shall have been approved by the requisite rate of the holder of outstanding shares of the Acquired Fund in accordance with the Acquired Fund’s charter and Bylaws, applicable Maryland law and the 1940 Act and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquired Fund or the Acquiring Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b) At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of either Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c) All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d) The Funds shall have received an opinion of Paul Hastings LLP as to U.S. federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1) The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code.

(2) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or upon the distribution of the Acquiring Fund Shares to the Acquired Fund’s stockholders in exchange for their shares of the Acquired Fund.

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(3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities.

(4) The adjusted tax basis of the Assets received by the Acquiring Fund will be the same as the adjusted tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization.

(5) The holding period of the Assets received by the Acquiring Fund will include the holding period of those Assets in the hands of the Acquired Fund immediately prior to the Reorganization.

(6) No gain or loss will be recognized by the stockholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to the Reorganization.

(7) Immediately after the Reorganization, the aggregate adjusted tax basis of the Acquiring Fund Shares received by the stockholders of the Acquired Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Acquired Fund Shares actually or constructively held by the Acquired Fund’s stockholders immediately prior to the Reorganization.

(8) The holding period of the Acquiring Fund Shares received by the stockholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefore, provided that the Acquired Fund Shares were held as a capital asset on the Closing Date.

No opinion will be expressed as to the effect of the Reorganization on (i) the taxable year of any Acquired Fund stockholder, (ii) the Acquired Fund or the Acquiring Fund with respect to any asset as to which a mark-to-market system of accounting, the passive foreign investment company rules under Section 1297(a) of the Code, the personal holding company rules under Section 542 of the Code, or Section 1256 of the Code applies, or (iii) any shares held as a result of or attributable to compensation for services by any person.

Such opinion shall be based on customary assumptions, limitations and such representations as Paul Hastings LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

(e) U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(f) The Transfer Agent shall have delivered to the Acquiring Fund a certificate of its authorized officer as set forth in paragraph 3.3.

(g) The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(h) Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

7.1 Indemnification by the Acquiring Fund. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund, and their trustees, officers, employees and agents (the “Acquired Fund Indemnified

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Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund or its respective trustees, officers or agents.

7.2 Indemnification by the Acquired Fund. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund, and their trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to he committed by the Acquired Fund or the members of the Acquired Fund’s Board or its officers prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its respective trustees, officers or agents.

7.3 Liability of the Acquired Fund. The Acquiring Fund understands and agrees that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, stockholder, nominee, officer, agent or employee of the Acquired Fund on behalf of the Acquired Fund personally, but bind only the Acquired Fund and the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The Acquiring Fund represents that it has notice of the provisions of the Articles of Incorporation of the Acquired Fund disclaiming such stockholder and trustee liability for acts or obligations of the Acquired Fund.

7.4 Liability of the Acquiring Fund. The Acquired Fund understands and agrees that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, stockholder, nominee, officer, agent or employee of the Acquiring Fund personally, but bind only the Acquiring Fund and the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund thereunder. The Acquired Fund represents that it has notice of the provisions of the Articles of Incorporation of the Acquiring Fund disclaiming such stockholder and trustee liability for acts or obligations of the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1 No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1 Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following the approval of this Agreement by the Board of Directors of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Stockholders under this Agreement to the detriment of such stockholders without the Board of Directors’ further approval.

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9.2 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Directors of the Acquired Fund or the Acquiring Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Directors, make proceeding with the Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to Brookfield Global Listed Infrastructure Income Fund Inc.:

Brookfield Place

250 Vesey Street

New York, New York 10128-1023

Attention: Thomas D. Peeney

If to Brookfield Real Assets Income Fund Inc.:

Brookfield Place

250 Vesey Street

New York, New York 10128-1023

Attention: Thomas D. Peeney

ARTICLE XI

MISCELLANEOUS

11.1 Entire Agreement. Each Fund agrees that it has not made any representation, warranty or covenant, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3 Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

11.5 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

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STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF BROOKFIELD GLOBAL LISTED INFRASTRUCTURE

INCOME FUND INC.

INTO

BROOKFIELD REAL ASSETS INCOME FUND INC.

Dated December 18, 2019

This Statement of Additional Information is available to the stockholders of Brookfield Global Listed Infrastructure Income Fund Inc. (“INF”) and Brookfield Real Assets Income Fund Inc. (“RA”, or the “Combined Fund”) (each, a “Fund” and together, the “Funds”) in connection with the proposed reorganization (the “Reorganization”) whereby INF will transfer all of its assets to RA in exchange for shares of common stock of RA, which will be distributed by INF to its stockholders in the form of a liquidating distribution, and the assumption by RA of all the liabilities of INF. INF will liquidate and terminate its existence pursuant to its Articles of Incorporation, Bylaws and the Investment Company Act of 1940, as amended (the “1940 Act”). The aggregate net asset value of RA common shares received by the common stockholders of INF in the Reorganization will equal the aggregate net asset value of INF common shares held by such stockholders immediately prior to the Reorganization, less the allocable costs of the Reorganization. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated December 18, 2019 relating to the proposed Reorganization of INF into RA. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Funds at Brookfield Public Securities Group LLC, Brookfield Place, 250 Vesey Street, New York, New York 10281-1023, or by calling toll-free at (855) 777-8001.

RA will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Funds’ risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Funds’ investment objectives, policies and techniques.

Derivatives (RA and INF)

Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that each Fund may use include options contracts, futures contracts, options on futures contracts, and forward currency contracts.

Each Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to a Fund), or for other purposes related to the management of a Fund. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower that Fund’s return or result in a loss. A Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or that Fund’s other investments, or if a Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than a Fund’s initial investment in the derivative. A Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” a Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to a Fund’s daily mark-to-market net obligation (i.e., a Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Fund may employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts.

Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Fund’s derivative transactions and cause the Fund to lose value. Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act have resulted in, and may in the future result in, new regulation of derivative instruments and a Fund’s use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to the Fund) and/or increase the costs of derivatives transactions, and the Fund may as a result be unable to execute its investment strategies in a manner that the Adviser might otherwise choose.

Options (RA and INF)

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if a Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if a Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high -grade short-term obligations in a segregated account with its custodian. A call option is “uncovered” if the underlying security covered by the call is not held by a Fund. A put option is “covered” if a Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once a Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if a Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when a Fund so desires.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option, or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option, or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of Brookfield Public Securities Group LLC (“Brookfield” or the “Adviser”) to correctly predict the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, in which case a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, or otherwise covers the position.

To the extent that a Fund purchases options pursuant to a hedging strategy, a Fund will be subject to the following additional risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security. If restrictions on exercise are imposed, a Fund may be unable to exercise an option it has purchased. If a Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit, or the option may expire worthless.

Options on Securities Indices (RA and INF)

Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option.

A Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of a Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by a Fund.

Options on Foreign Currencies (RA and INF)

Instead of purchasing or selling currency futures (as described below), a Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. A Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities described above and in the Joint Proxy Statement/Prospectus. Currency options may be subject to position limits that may limit the ability of a Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, a Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security that a Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures (RA and INF)

A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.

A Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets. It is anticipated that these investments, if any, will be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of a Fund. In this regard, a Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of a Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of a Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event a Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with a Fund’s custodian (the “Custodian”) to collateralize the positions, in order for a Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, a Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

Interest Rate Futures Contracts and Options Thereon (RA and INF)

A Fund may purchase or sell interest rate futures contracts to take advantage of or to protect a Fund against fluctuations in interest rates affecting the value of debt securities that a Fund holds or intends to acquire. For example, if interest rates are expected to increase, a Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of a Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of a Fund’s portfolio securities. If interest rates increase, the value of a Fund’s portfolio securities will decline, but the value of the futures contracts to a Fund will increase at approximately an equivalent rate thereby keeping the net asset value (“NAV”) of a Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, a Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates), which a Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, a Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, a Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent a Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with a Fund’s Custodian, assets sufficient to cover a Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by a Fund with its Custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. A Fund will purchase a put option on a futures contract to hedge a Fund’s portfolio against the risk of rising interest rates and a consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in a Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that a Fund intends to purchase. If a put or call option a Fund has written is exercised, a Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon (RA and INF)

Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, a Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, a Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever a Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, a Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, a Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if a Fund intends to buy non-U.S. denominated securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, a Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow a Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If a Fund, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, a Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by a Fund. If exchange rates move in a way a Fund did not anticipate, however, a Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, a Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon (INF and RA)

Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that a Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts may be closed out. A Fund may write put and call options on securities index futures contracts for hedging purposes.

Forward Currency Exchange Contracts (INF and RA)

Subject to guidelines of the Board of Directors, a Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. A Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, a Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

The dealings of a Fund in forward foreign currency exchange contracts are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions and dividends. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, a Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross hedge”).

In hedging a specific transaction, a Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Adviser. The amount a Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. A Fund will only enter into forward currency contracts with parties that the Adviser believes to be creditworthy institutions.

A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, a Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its Custodian, or a designated sub -custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

The dealings of a Fund in forward foreign currency exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions and dividends. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, a Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, a Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Adviser. The amount a Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. A Fund will only enter into forward currency contracts with parties that the Adviser believes to be creditworthy institutions.

Special Risk Considerations Relating to Futures and Options Thereon (RA and INF)

A Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although a Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which a Fund maintains a position, it may not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and a Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which a Fund has written and which a Fund is unable to close, a Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by a Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Adviser’s expectations are not met, a Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, a Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts (RA and INF)

Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, securities of foreign issuers (“Foreign Securities”). The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume.

Exchanges on which options, futures, options on futures and forward contracts are traded may impose limits on the positions that a Fund may take in certain circumstances.

Exclusion from Definition of Commodity Pool Operator (RA and INF)

Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to each Fund. Each Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In order to claim the Rule 4.5 exemption, a Fund is significantly limited in its ability to invest in commodity futures, options and swaps (including securities futures, broad-based stock index futures and financial futures contracts).

Risks of Currency Transactions (RA and INF)

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Swap Agreements and Options on Swap Agreements (RA and INF)

Swap agreements are two party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A Fund, may also invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a party may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a party may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a party may be required to pay a higher fee at each swap reset date.

A Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option a Fund will become obligated according to the terms of the underlying swap agreement.

Some types of swap agreements entered into by a Fund calculate the obligations of the parties to the agreements on a “net basis.” Consequently, a Fund’s current obligations (or rights) under such swap agreements will generally be equal only to the net amount to be paid or received under the agreements based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to that Fund).

A swap agreement may be considered a form of leverage, and could magnify a Fund’s gains or losses. Whether a Fund’s use of swap agreements or swap options will be successful will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on a Fund by the Internal Revenue Code of 1986, as amended (the “Code”) may limit a Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over -the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Credit Default Swaps (RA)

Credit default swap agreements that the Fund may use may have as reference obligations one or more securities that are not currently held by that Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Event-Linked Bonds (RA)

The Fund may invest in “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event’s magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the Fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is “BB” by Standard & Poor’s or the equivalent rating for another NRSROs. However, there are event-linked bonds rated higher or lower than “BB.”

The Fund’s investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the Fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond’s credit risk and model used to calculate the probability of the trigger event.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the SEC or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-Linked Swaps (RA)

The Fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Government Regulation of Derivatives (RA and INF)

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and, among other things, requires clearing of many OTC derivatives transactions and imposes minimum margin and capital requirements on uncleared OTC derivatives transactions.

In addition, in December 2015, the SEC proposed new regulations applicable to registered investment companies’ use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use such instruments, including the use of leverage, and/or adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

Convertible Securities (RA and INF)

Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities rank senior to common stocks in an issuer’ capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted or exchanged. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, a Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Securities of Investment Companies (RA and INF)

To the extent a Fund invests in securities of other investment companies, stockholders in a Fund may be subject to duplicative advisory fees.

Exchange-Traded Funds. ETFs are generally structured as open-end investment companies whose shares are listed on a national securities exchange. An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, a Fund’s investments in ETFs will involve duplication of management fees and other expenses since a Fund will be investing in another investment company. In addition, a Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent a Fund invests in ETFs that focus on a particular market segment or industry, a Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which a Fund invests will be listed on a national securities exchange and a Fund will purchase or sell these shares on the secondary market at their current market price, which may be more or less than their net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, a Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV per share, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may also be purchased and redeemed directly from an ETF only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will be unable to purchase and redeem its ETF shares directly from the ETF.

An investment company’s investments in other investment companies are typically subject to statutory limitations prescribed by the 1940 Act. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds, such as a Fund, to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs.

Equity Securities and Related Investments (RA and INF)

Investments in Equity Securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by a Fund.

Preferred Securities Risk. Each Fund may invest in preferred shares. Preferred shares are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders, but after bond holders and other creditors. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed (or floating) dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a Fund’s fixed income securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Stockholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.

Warrants and Rights (RA and INF)

Each Fund may invest in warrants, rights and stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s stockholders as a dividend, that entitle the holder to purchase a specific number of common shares on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common shares at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current stockholders.

As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Repurchase Agreements (RA and INF)

Repurchase agreements involve the acquisition by a Fund of a security, subject to an obligation of the seller to repurchase, and a Fund to resell, the security at a fixed price, usually not more than one week after its purchase. A Fund’s custodian will have custody of securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the SEC to be loans by a Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to the highest rated securities of the type in which a Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by a Fund may be delayed or limited. A Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

Reverse Repurchase Agreements (RA and INF)

Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, which the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund.

Borrowing (RA and INF)

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of a Fund’s agreement with its lender, the NAV per share of a Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if a Fund did not borrow. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Securities Lending (RA and INF)

Securities lending is subject to the risk that loaned securities may not be available to a Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by a Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

The advantage of securities lending is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs; and (7) the Fund may not loan its portfolio securities if the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification.

A Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 20% of the value of the Fund’s total assets. A Fund’s ability to lend portfolio securities may be limited by rating agency guidelines.

A loan generally may be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Adviser and the Board of Directors will each oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to a Fund. Any gain or loss in the market price during the loan period would inure to a Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of a Fund is unsettled. As a result, in rare circumstances, there may be a restriction on a Fund’s ability to sell the collateral and a Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. A Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities.

Temporary Defensive Investments (RA and INF)

Subject to a Fund’s investment restrictions, when a temporary defensive period is believed by the Adviser to be warranted (“temporary defensive periods”), a Fund may, without limitation, hold cash or invest its assets in securities of U.S. government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high grade commercial paper instruments. During temporary defensive periods, a Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, a Fund may be less likely to achieve its investment objective.

U.S. Government Securities (RA and INF)

U.S. government securities in which a Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to FNMA and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed; and (iii) as a result of initiatives introduced in response to the recent financial market difficulties, securities of commercial issuers or financial institutions that qualify for guarantees by U.S. government agencies like the FDIC. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to stockholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s distribution obligations, in which case that Fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Inverse Floating Rate Securities (RA and INF)

A Fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Debt Obligations of Non-U.S. Governments (RA and INF)

A Fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds (RA and INF)

A Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the United States by non-U.S. governments and their agencies and non-U.S. banks and corporations. A Fund may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar- denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non- U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Bank Obligations (RA and INF)

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Commercial Paper (RA and INF)

Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see “Variable and Floating Rate Demand and Master Demand Notes” below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.

Certificates of Deposit (RA and INF)

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (“CDs”) may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

A Fund may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided the Fund purchases any such CD in a principal amount of no more than $250,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. The Fund would not own more than one such CD per issuer.

Variable and Floating Rate Demand and Master Demand Notes (RA and INF)

A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

Limited Partnerships (RA)

The Fund may obtain interests in limited partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership.

Master Limited Partnerships (RA and INF)

MLPs are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through and up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

Investments in publicly traded MLPs, which are limited partnerships or limited liability companies taxable as partnerships, involve some risks that differ from an investment in the common stock of a corporation. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund generally purchases publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. As compared to common stockholders of a corporation, holders of MLP common units have more limited control and limited rights to vote on matters affecting the partnership.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. A Fund will generally purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLP Equity Securities. Equity securities issued by MLPs currently consist of general partner or managing member interests, common units, subordinated units and preferred units as described more fully below.

MLP General Partner or Managing Member Interests. The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common, preferred and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLP Common Units. MLP common units are typically listed and traded on U.S. securities exchanges, including the New York Stock Exchange (the “NYSE”) and the NASDAQ Stock Market (the “NASDAQ”). A Fund will purchase MLP common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have limited control and voting rights and such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units after any distributions have been paid to preferred unit holders but before any distributions paid to subordinate holders exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. Master limited partnerships also issue different classes of common units that may have different voting, trading, and distribution rights. A Fund may invest in different classes of common units.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed on an exchange or publicly traded. A Fund will typically purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly-issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. Master limited partnerships also issue different classes of subordinated units that may have different voting, trading, and distribution rights. A Fund may invest in different classes of subordinated units.

MLP Preferred Units. MLP preferred units may be traded on an exchange or unlisted, in which case a Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security. In most cases, holders of preferred units are entitled to receive distributions before distributions are made to common unitholders that are either equal to the MQD, or set at a fixed rate that is above the MLP’s current distribution. Preferred units are senior in the capital structure to common units, but are subordinate to debt holders.

Other MLP Equity Securities. A Fund may invest in equity securities, including I-Shares, issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. A Fund intends to purchase MLP equity securities through open market transactions, but may also do so through direct placements.

I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in a MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE and NASDAQ.

MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions. MLPs also may achieve external growth due to higher commodity prices.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (the “FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Zero Coupon and Payment In-Kind Securities (RA and INF)

A Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in -kind (“PIK securities”). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to stockholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy a Fund’s dividend and distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.

Foreign Securities (RA and INF)

A Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in a Fund’s Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging countries.

With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in foreign securities often involve currencies of foreign countries. Accordingly, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. A Fund may be subject to currency exposure independent of its securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.

A Fund may hold foreign securities and cash with foreign banks, agents and securities depositories appointed by that Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States markets and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign OTC markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities markets and exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), European Depository Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that a Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

As described more fully below, a Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Emerging Markets Securities (RA and INF)

The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on a Fund. For example, while the potential liability of a stockholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the stockholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of stockholders of U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging markets countries may not be fully developed. To the extent a Fund invests in emerging markets, Fund assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of a Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-

constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which a Fund may invest and adversely affect the value of the Fund’s assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

A Fund may seek investment opportunities within former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Structured Notes (RA)

The Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of the Fund. For example, they can be used to increase the Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They also can be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund’s portfolio as a whole. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Structured notes also may be more difficult to accurately price than less complex securities and instruments or more traditional debt securities. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative securities.

Structured Securities (RA)

The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Inflation-Linked Fixed-Income Securities (RA)

The Fund may invest in inflation-linked fixed-income securities. Inflation-linked fixed-income securities are securities which have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such bonds may also be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked bonds issued by or related to companies or other entities not affiliated with governments. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Fund.

The Fund’s investments in inflation-linked debt securities can cause the Fund to accrue income for tax purposes without a corresponding receipt of cash, which, because no cash is received at the time of accrual, may require the liquidation of assets (including when not advantageous to do so) to satisfy a Fund’s distribution obligations as a regulated investment company.

Subordinated Securities (RA and INF)

Each Fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Floating Rate Loans (RA and INF)

Each Fund may invest in floating rate securities. A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. With respect to most LIBOR-based instruments in which a Fund may invest, the pricing and other terms governing the adoption of any successor rate are expected to limit or eliminate the direct effect of the transition to a successor rate on the value of such instruments. However, uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Funds.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. A Fund may invest in loans in different ways. A Fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct Investment in Loans (RA)

It can be advantageous to the Fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the Fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the Fund invests in an assignment of, or a participation interest in, a loan, the Fund may pay a fee or forgo a portion of the interest payment. Consequently, the Fund’s return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. The Fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments (RA)

An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation Interests (RA and INF)

Participation interests are interests issued by a lender or other financial institution that represent a fractional interest in a corporate loan. A Fund may acquire participation interests from the financial institution or from another investor. A Fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and a Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, a Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, a Fund may be treated as a general creditor of such entity.

Short Sales (RA and INF)

A Fund may, subject to investment restrictions, engage in short sale transactions, for hedging purposes. When a Fund makes a short sale, it generally must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on the borrowed securities. A Fund’s obligation to replace the borrowed security will generally be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other highly liquid securities similar to those borrowed. A Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. To the extent that the value of the collateral deposited by a Fund with its custodian does not equal 100% of the current market value of the security sold short, in the view of the SEC, a senior security will be deemed to have been created. Any senior security so created will be indebtedness and will be subject to a Fund’s fundamental investment restriction concerning aggregate indebtedness. That restriction limits the aggregate amount of a Fund’s senior securities in the form of preferred shares and indebtedness to no more than 33 1/3% of a Fund’s total assets. Depending on arrangements made with the broker-dealer from which it borrowed the security, a Fund may not receive any payments (including interest) on its collateral deposited with the broker-dealer. To the extent a Fund makes short sales of U.S. Treasury securities in lieu of futures, these requirements to borrow securities and provide collateral may not apply.

A Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. In that situation, any gain or loss on the short sale is offset by the corresponding loss or gain on the long position.

When-Issued, Forward Commitment and Delayed Delivery Transactions (RA)

The Fund may purchase securities on a “when-issued” and “delayed delivery” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued, forward commitment or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV. At the time the Fund enters into a transaction on a when-issued, forward commitment or delayed delivery basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued, forward commitment or delayed delivery securities will be established and maintained with the custodian and will be marked to market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. When-issued securities, forward commitments and delayed delivery may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued or delayed delivery security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course are not treated by the Fund as when-issued, forward commitment or delayed delivery transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Mortgage-Backed Securities (RA)

The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.

The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government- sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the Fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Guaranteed Mortgage Pass-Through Securities (RA)

The guaranteed mortgage pass-through securities in which the Fund will invest include certificates issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. GNMA, FNMA, and FHLMC guarantee timely distributions of interest and principal to certificateholders.

1) Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. Department of Housing and Urban Development. Ginnie Mae guarantees the timely payment of the principal of and interest on certificates that are based on and backed by certain pools of mortgage loans. The full faith and credit of the U.S. Government is pledged to payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount. Ginnie Mae Certificates represent a pro rata interest in pools of mortgage loans. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

2) Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. Government. Each Fannie Mae Certificate represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency).

3) Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government. Freddie Mac Certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations (“CMOs”) (RA)

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

Stripped Mortgage-Backed Securities (“SMBS”) (RA)

SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. Each Fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of SMBS may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The Adviser may determine that certain SMBS issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued SMBS, will be considered illiquid for purposes of a Fund’s limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The Fund also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities (“MBS”), provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Other Risk Factors Associated with Mortgage-Backed Securities (RA)

Investing in MBS involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, a Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of MBS differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, MBS, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Investment Grade Corporate Securities (RA and INF)

Investment Grade Corporate Securities are fixed income securities issued by U.S. corporations, including debt securities, convertible securities and preferred stock. The Fund may also hold common stock issued by corporations, if such stock was received as a result of exercising a convertible security. The Fund, at the discretion of the Adviser, may purchase investment grade corporate securities, which are securities rated BBB- or above by Standard and Poor’s Corporation or Fitch IBCA or Baa3 or above by Moody’s Investors Service, Inc. or, if non-rated, are determined by the Adviser to be of comparable credit quality.

Hybrid Instruments (RA and INF)

A hybrid instrument is a type of derivative that combines a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be economically similar to a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable and therefore are subject to many of the same risks as investments in those underlying securities, instruments or commodities.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Real Estate Investment Trusts (RA and INF)

Each Fund may invest in Real Estate Investment Trusts (“REITs”). REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to stockholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by that Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to stockholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index (the “S&P 500”).

Debt Securities Issued by Real Estate Investment Trusts (RA and INF)

A Fund may invest in debt securities, convertible securities and preferred stock issued by real estate investment trusts (“REIT Debt Securities”). The Fund may also hold common stock issued by REITs, if such stock was received as a result of exercising a convertible security. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests and have elected and qualified for REIT status under the Internal Revenue Code of 1986, as amended (the “Code”). Generally, REITs can be classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REIT Debt Securities, for the most part, are general and unsecured obligations. These securities typically have corporate bond features such as semi-annual interest coupons, no amortization and strong prepayment protection. Further, REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax on distributed income under the Code and failing to maintain their exemptions from the 1940 Act. Additionally, real estate related unsecured debt generally covenants restricting the level of secured and total debt and requires a minimum debt service coverage ratio and net worth level.

Environmental Risk (RA and INF)

Assets may be subject to numerous laws, rules and regulations relating to environmental protection. Under various environmental statutes, rules and regulations, a current or previous owner or operator of real property may be liable for non-compliance with applicable environmental and health and safety requirements and for the costs of investigation, monitoring, removal or remediation of hazardous materials. These laws often impose liability, whether or not the owner or operator knew of or was responsible for the presence of hazardous materials. The presence of these hazardous materials on a property could also result in personal injury or property damage or similar claims by private parties. Persons who arrange for the disposal or treatment of hazardous materials may also be liable for the costs of removal or remediation of these materials at the disposal or treatment facility, whether or not that facility is or ever was owned or operated by that person. A Fund may be exposed to substantial risk of loss from environmental claims arising in respect of its investments and such loss may exceed the value of such investments. Furthermore, changes in environmental laws or in the environmental condition of a portfolio investment may create liabilities that did not exist at the time of acquisition of an investment and that could not have been foreseen.

Exchange-Traded Notes (RA and INF)

Each Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Illiquid Securities and Rule 144A Securities (RA and INF)

Each Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with a Fund’s investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, a Fund is subject to a risk that should a Fund desire to sell them when a ready buyer is not available at a price a Fund deems representative of their value, the value of a Fund’s net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Board.

Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Restricted or illiquid securities have the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of a Fund to invest, pursuant to procedures established by the Board and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

The Adviser will monitor the liquidity of restricted securities eligible for resale under Rule 144A in a Fund’s portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the

Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of how the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant.

Special Risks Related to Cyber Security (RA and INF)

As the use of technology has become more prevalent in the course of business, each Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests in could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. Cyber security failures or breaches may result in financial losses to a Fund and its stockholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process stockholder transactions or otherwise transact business with stockholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance costs and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, a Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. A Fund and its stockholders could be negatively impacted as a result.

Government Intervention in Financial Markets (RA and INF)

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase a Fund’s expenses and impact its returns to stockholders or, in the extreme case, impact or limit its use of various portfolio management strategies or techniques and adversely impact the Fund.

The Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes to the Funds’ business, they could adversely affect the Funds’ business, financial condition, operating results and cash flows. Until it is known what policy changes are made and how those changes impact the Funds, we will not know if, overall, the Funds will benefit from them or be negatively affected by them.

In addition, the Tax Cuts and Jobs Act (the “Act”) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in a Fund’s shares and their indirect effect on the value of their assets, Fund’s shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on the Funds. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Funds, or Fund stockholders.

Affiliated Transactions Restrictions (RA)

The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund’s affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC and its staff. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

Co-Investment Risk (RA)

The Fund may also co-invest in private investments sourced by third party investors, such as private equity firms. While the Adviser will conduct independent due diligence before entering into any such investment, the Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often the Fund may exit such investment only in a transaction, such as an initial public offering or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

Private Investment Risk (RA)

The Fund may invest in unregistered or restricted securities, including private investment in public equities (“PIPE”). Unregistered or restricted securities may not be readily marketable and are often more difficult to value. Further, the Adviser may not have timely or accurate information about the business, financial condition and results of operations which may adversely affect the Adviser’s ability to value those investments. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.

Private Company Management Risk (RA)

Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of the investment.

Private Company Liquidity Risk (RA)

Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded.

Private Company Valuation Risk (RA)

There is typically not a readily available market value for the Fund’s private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board of Trustees, that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

Private Debt Securities Risk (RA)

Private companies in which the Fund invests may be unable to meet their obligations under debt securities held by the Fund, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. Private companies in which the Fund will invest may have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which the Fund invests. Privately issued debt securities are often of below investment grade quality and frequently are unrated.

Risks Associated with Long Term Objective — Not a Complete Investment Program (RA and INF)

Each Fund is intended for investors seeking a high level of total return, with an emphasis on income. A Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in shares of a Fund should not be considered a complete investment program. Each stockholder should take into account a Fund’s investment objective as well as the stockholder’s other investments when considering an investment in that Fund.

INVESTMENT RESTRICTIONS

The Funds have similar (but not identical) investment limitations. A comparison of the Funds’ investment limitations (all of which are “fundamental”) is set forth in the table below. Fundamental investment limitations may not be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares). The investment restrictions of the Combined Fund will be those of RA.

INF Investment Restrictions

1.

The Fund may not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, and (d) engage in other investments or transactions that may be considered to constitute borrowing to the extent permitted by applicable law.

2.	The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

3.

The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments and (e) as otherwise permitted by applicable law.

4.

The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

5.	The Fund may not purchase or sell real estate, or direct or indirect interests in real estate, except as otherwise permitted by applicable law.

6.	The Fund may not purchase or sell commodities or commodity contracts, except as otherwise permitted by applicable law.

The Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. The Fund will provide stockholders at least 60 days’ prior written notice before changing this non-fundamental policy.

In addition, the Fund’s policy of investing at least 25% of its assets in normal circumstances in the infrastructure industry is a fundamental policy.

RA Investment Restrictions

1.

The Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

2.

Under normal market conditions, the Fund will invest more than 25% of its total assets in the real estate industry. For purposes of this limitation, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities will not be considered members of any industry. RA will also invest in a variety of industries related to real assets, including among others, infrastructure and natural resources, as defined in the Joint Proxy Statement/Prospectus.

3.

The Fund may not purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell commodities or commodity contracts, except as otherwise permitted by applicable law.

4.	The Fund may not issue senior securities to the extent such issuance would violate the 1940 Act.

The Fund may not borrow money, except as permitted by the 1940 Act.

5.

The Fund may not lend its assets or money to other persons, except by (a) purchasing debt obligations (including privately placed debt obligations), (b) lending cash or securities as permitted by applicable law, (c) entering into repurchase agreements, (d) investing in permitted leveraged investments and (e) as otherwise permitted by applicable law.

6.

The Fund may not underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

For RA, the following interpretation applies to, but is not a part of, the fundamental limitation with respect to diversification: asset- and mortgage-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and asset- and mortgage-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

With respect to the fundamental policies relating to borrowing money, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. A Fund’s total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the 1940 requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when a Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policies relating to borrowing will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit a Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policies concerning underwriting of securities, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Although it is not believed that the application of the Securities Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy concerning underwriting will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policies concerning lending, the 1940 Act does not prohibit a Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and preferred shares issued by a Fund would be considered senior securities under the 1940 Act. A Fund may only enter into transactions involving indebtedness if the asset coverage (as defined in the 1940 Act) would be at least 300% of the indebtedness. A Fund may only issue preferred shares if the asset coverage (as defined in the 1940 Act) would be at least 200% after such issuance.

DIRECTORS AND OFFICERS

The Directors

The Board of each Fund currently consists of five individuals, four of whom are not “interested persons” of the Funds as defined in the 1940 Act (the “Independent Directors”).

The Role of the Board

Each Fund’s Board provides oversight of the management and operations of the respective Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund’s investment adviser and administrator, the sub-administrator, custodian, and transfer agent. The Board has appointed senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer of the Fund provides reports as to financial reporting matters, and investment personnel of the Adviser report on the Fund’s investment activities and performance. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” that are typically held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Leadership Structure

Each Fund’s Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Currently, 80% of the members of the Board, including the Chairman of the Board, are not “interested persons,” as defined in the 1940 Act, of the Fund (the “Independent Directors”), which are Directors that are not affiliated with the Adviser or its affiliates. The Board has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (collectively, the “Committees”), which are discussed in greater detail below. Each of the Independent Directors helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. Each Fund’s Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function. For example, although the 1940 Act requires that at least 40% of a fund’s directors not be “interested persons,” as defined in the 1940 Act, the Board has determined that the Independent Directors should constitute at least a majority of the Board. In addition, each Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund stockholders. The Independent Directors have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund.

Board Oversight of Risk Management

As part of its oversight function, each Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment, and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Fund’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Fund’s Treasurer and with the Fund’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser’s internal audit group as to these and other matters.

Information about Each Director’s Qualification, Experience, Attributes or Skills

Each Board believes that each Director has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to serve as a Director of the Funds in light of the Funds’ business and structure. Certain of these business and/or professional experiences are set forth in detail in the table above. The Directors have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the Committees are reviewed.

In addition to the information provided above, certain additional information regarding the Directors and their Director Attributes is provided below. Although the information is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Director possesses to demonstrate that the Directors have the appropriate Director Attributes to serve effectively as Directors of the Funds. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to stockholder interests.

•

Edward A. Kuczmarski — In addition to his tenure as a Director of the Funds, Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also has served on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a trustee and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Board of Directors, Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

•

Stuart A. McFarland — In addition to his tenure as a Director of the Funds, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisers. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

•

Heather S. Goldman — In addition to her tenure as a Director of the Funds, Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a capital markets, financial services and technology executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. She also has experience working in other roles for the parent company of the Adviser. Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing, Capital Thinking, a financial services risk-management technology company in New York. Most recently, Ms. Goldman was Co-Founder and CEO of Capstak, Inc. Ms. Goldman is a member of the Audit Committee and the Nominating and Compensation Committee.

•

Louis P. Salvatore — In addition to his tenure as a Director of the Funds, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other publicly traded and private companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

•

David Levi — Mr. Levi is Chief Executive Officer of the Adviser and a Managing Partner of Brookfield Asset Management. He has over 26 years of industry experience in asset management. Mr. Levi’s background includes extensive strategy-related, client-facing and business development experience globally within both the institutional and high net worth markets. Prior to joining the Adviser in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior strategy roles within J.P. Morgan Asset Management. Mr. Levi is a Fellow of the 2019 class of Aspen Finance Leaders Fellowship, is a member of the Aspen Global Leadership Network, and holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College. His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience in financial services, has been determined to be valuable to the Boards in their oversight of the Funds.

Board Meetings

During the Funds’ fiscal year ended December 31, 2018, the Board held four regular meetings, and each Director attended at least 75% of the meetings of the Fund’s Board of Directors and of the Committees on which he or she served. The Chairman of the Board of Directors, who is elected by the Independent Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Audit Committee

Each Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which currently consists of Messrs. Salvatore, Kuczmarski and McFarland and Ms. Goldman, all of whom are Independent Directors. The principal functions of the Audit Committee are to review the Funds’ audited financial statements, to select the Funds’ independent auditors, to review with the Funds’ auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the Funds’ fiscal year ended December 31, 2018, the Audit Committee held four Committee meetings. Mr. Salvatore serves as Chairman of the Audit Committee, and the Board has determined that Messrs. Salvatore, McFarland and Kuczmarski each qualify and are designated as an “audit committee financial expert,” as defined in Item 407(d) of Regulation S-K promulgated by the Securities and Exchange Commission.

Each Fund’s Board of Directors has adopted a written charter for its Audit Committee, which is available on the Funds’ website at https://publicsecurities.brookfield.com/en. A copy of the Fund’s Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, [Name of Fund], Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Nominating and Compensation Committee

Each Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Kuczmarski, McFarland, and Salvatore and Ms. Goldman, all of whom are Independent Directors and independent as independence is defined in New York Stock Exchange, Inc.’s listing standards. The Nominating and Compensation Committee of each Fund met two times during the fiscal year ended December 31, 2018. The function of each Fund’s Nominating and Compensation Committee is to recommend candidates for election to its Board as Independent Directors. Each Fund’s Nominating and Compensation Committee evaluates each candidate’s qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of a Fund’s shares.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committees review all recommendations in the same manner, including those received by stockholders. The Nominating and Compensation Committees first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then considered by the Nominating and Compensation Committees with respect to any other qualifications deemed to be important. Those nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committees as suitable are included on each Fund’s proxy cards.

Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the respective Fund and sent to Brookfield Place, 250 Vesey Street, New York, New York 10281-1023. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be an Independent Director, if applicable. Each Fund’s Nominating and Compensation Committee also determines the compensation paid to the Independent Directors. Each Fund’s Board of Directors has adopted a written charter for its Nominating and Compensation Committee, which is available on each Fund’s website at https://publicsecurities.brookfield.com/en. A copy of each Fund’s Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, [Name of Fund], Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

Qualified Legal Compliance Committee

Each Fund has a standing Qualified Legal Compliance Committee (“QLCC”). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Funds, or by any officer, Director, employee, or agent of the Funds, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. During the fiscal year ended December 31, 2018, each Fund’s QLCC did not meet. The QLCC currently consists of Messrs. Kuczmarski, McFarland, and Salvatore and Ms. Goldman.

Biographical Information

Background and additional information concerning the current Directors and officers of the Funds is set forth in the tables below.

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director*

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born 1946 Class I Director[1] for RA and Class III Director[2] for INF.	Director, Chairman of the Audit Committee and Member of the Nominating and Compensation Committee Served since 2016 for RA, and since 2011 for INF Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-2018); Director of Turner Corp. (2003-Present); Employee of Arthur Andersen LLP (2002-Present).	10

David Levi** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971 Class I Director[1] for RA and Class III Director[2] for INF.	Director Served since 2017 for RA and INF Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2017-Present); Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	10

Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967 Class II Director for RA1 and Class I Director[2] for INF.	Director, Member of the Audit Committee and Member of the Nominating and Compensation Committee Served since 2016 for RA, and since 2013 for INF Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder and CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	10

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director*

Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949 Class III Director for RA1 and Class II Director[2] for INF.	Director and Independent Chairman of the Board, Member of the Audit Committee and Chairman of the Nominating and Compensation Committee Served since 2016 for RA, and since 2011 for INF Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015); Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	10

Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947 Class III Director for RA1 and Class II Director[2] for INF.	Director, Member of the Audit Committee and Member of the Nominating and Compensation Committee Served since 2016 for RA, and since 2013 for INF Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	10

*	The Fund Complex is comprised of the Funds, Brookfield Investment Funds (7 series of underlying portfolios), and Center Coast Brookfield MLP & Energy Infrastructure Fund.

**	Designates individuals who are “interested persons” of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), because of affiliations with the Adviser.

[1]

Class I Director term for RA expires at the 2020 Annual Meeting of Stockholders. Class II Director term for RA expires at the 2021 Annual Meeting of Stockholders. Class III Director term for RA expires at the 2022 Annual Meeting of Stockholders.

[2]

Class I Director term for INF expires at the 2021 Annual Meeting of Stockholders. Class II Director term for INF expires at the 2022 Annual Meeting of Stockholders. Class III Director term for INF expires at the 2020 Annual Meeting of Stockholders.

Name, Address and Age	Position(s) Held with Funds*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian F. Hurley** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2016 for RA, and since 2014 for INF	President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017) and General Counsel (2017-Present) of the Adviser; Director of the Adviser (2010-2014); Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-2018).

Angela W. Ghantous** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023	Treasurer	Served since 2016 for RA, and since 2012 for INF	Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Accounting and Administration of the Adviser (2012-Present).

Name, Address and Age	Position(s) Held with Funds*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Born: 1975

Thomas D. Peeney** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018 for RA and INF	Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017); Associate, Corporate Department at Paul Hastings LLP (2006-2013).

Adam R. Sachs** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2017 for RA and INF	Chief Compliance Officer of several investment companies advised by the Adviser (2017-Present); Director of Adviser (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).

Casey Tushaus** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Assistant Treasurer	Served since 2016 for RA and INF	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).

Mohamed Rasul** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016 for RA and INF	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014 -Present); Senior Accountant of the Adviser (2012-2014).

*	The Fund Complex is comprised of the Funds, Brookfield Investment Funds (7 series of underlying portfolios), and Center Coast Brookfield MLP & Energy Infrastructure Fund.

**	Designates individuals who are “interested persons” of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), because of affiliations with the Adviser.

Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and material to the cause of action. Each Fund’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Each Fund’s charter authorizes the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Fund to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Each Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer of the Fund and, at the Fund’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to, or witness in, the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Each Fund’s charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served any predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund, if any.

Maryland law requires a corporation (unless its charter provides otherwise, which is not the case for the Each Fund’s charter) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to pay or reimburse reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, each Fund will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The indemnification rights provided or authorized by the charter, the Bylaws or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. Each Fund has also obtained liability insurance at its expense for the benefit of its Directors and Officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the charter, the Bylaws and applicable law.

Share Ownership

As of the December 31, 2018, the Directors and officers of the Funds beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Funds and of all funds overseen by each Director in the Adviser’s family of investment companies (the “Fund Complex”) as of December 31, 2018. The Fund Complex is comprised of the Funds, Brookfield Investment Funds (seven series of underlying portfolios) and Center Coast Brookfield MLP & Energy Infrastructure Fund. The cost of each Director’s investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of December 31, 2018. The information as to beneficial ownership is based on statements furnished to the Funds by each Director.

Name of Director	Aggregate Dollar Range of Equity Securities in INF[1]	Aggregate Dollar Range of Equity Securities in RA1	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies[1]

Independent Directors

Edward A. Kuczmarski	D	C	E

Stuart A. McFarland	C	E	E

Heather S. Goldman	A	A	E

Louis P. Salvatore	C	E	E

Interested Director

David Levi	A	A	A

[1]	Key to Dollar Ranges:

A. None

B. $1 – $10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. Over $100,000

Compensation of Directors

No remuneration was paid by the Funds to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as directors or officers of the Funds. Each Director of the Funds, other than those who are officers or employees of the Adviser or any affiliate thereof, was entitled to receive from the Funds a Fund Complex fee. Effective June 1, 2018, the aggregate annual retainer paid to each Independent Director of the Board for the Fund Complex is $180,000. The Independent Chairman of the Fund Complex and the Chairman of the Audit Committee each receive an additional payment of $30,000 per year. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended December 31, 2018 for the Funds, which we refer to as fiscal 2018.

Independent Directors	Directors’ Aggregate Compensation from the Funds	Total Directors’ Compensation from the Funds and the Fund Complex
Edward A. Kuczmarski	$71,826	$197,500
Stuart A. McFarland	60,862	$167,500
Heather S. Goldman	$60,862	$167,500
Louis P. Salvatore	$71,826	$197,500
Interested Director
David Levi	N/A	N/A

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreement

The Adviser serves as each Fund’s investment adviser. Founded in 1989, the Adviser is a wholly owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA), a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with assets under management of over $500 billion as of September 30, 2019. In addition to Brookfield Investment Funds (the “Trust”), the Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. The Adviser also provides advisory services to several other registered investment companies. As of September 30, 2019, the Adviser and its affiliates had over $19 billion in assets under management. The Adviser’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023.

The Adviser currently serves as the investment adviser to both Funds pursuant to investment advisory agreements (the “Advisory Agreements”). Pursuant to the Advisory Agreements, the Adviser furnishes a continuous investment program for the Funds’ portfolios, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds, and generally manages the Funds’ investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

Each Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. Each Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services which is equal to 1.00% per annum of the Fund’s daily Managed Assets.

Advisory Fees Paid to the Investment Adviser

Investment Management Fees	INF
For the Fiscal Year/Period Ended	Paid to the Investment Adviser
June 30, 2019*	$1,306,356
December 31, 2018	$2,715,319
December 31, 2017	$2,846,750

*	Unaudited, for the six months ended June 30, 2019.

Investment Management Fees	RA
For the Fiscal Year/Period Ended	Paid to the Investment Adviser
June 30, 2019*	$5,550,624
December 31, 2018	$11,515,956
December 31, 2017	$11,938,582

*	Unaudited, for the six months ended June 30, 2019.

Sub-Advisory Agreement

The Adviser has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with Schroder Investment Management North America Inc. (“SIMNA” or the “Sub-Adviser”), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended, pursuant to which SIMNA serves as the sub-adviser to RA. The Sub-Adviser is responsible for the management of the securitized credit investments for RA and the Adviser is responsible for any fees due to the Sub-Adviser.

SIMNA is located at 7 Bryant Park, New York, NY 10018, and is wholly-owned by Schroder US Holdings Inc. at the same address and indirectly owned in its entirety by Schroders plc, a London Stock Exchange-listed financial services company, located at 31 Gresham Street, London EC2V 7QA, England. As of September 30, 2019, Schroders plc had approximately $555.5 billion under management. Of that amount, as of September 30, 2019 SIMNA (along with its affiliated entity Schroder Investment Management North America Ltd.) had approximately $112.7 billion under management.

Under the Sub-Advisory Agreement, SIMNA is entitled to fees at an annual rate of 0.32% of the Securitized Products Allocation of the Combined Fund’s daily Managed Assets; however, such sub-advisory fees will be paid by Brookfield and not by the Combined Fund. Because Brookfield pays SIMNA out of its own fees received from the Combined Fund, there is no “duplication” of advisory fees paid.

A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of RA has been provided in the Fund’s Form N-CSR for the fiscal period ended June 30, 2019 and is available at www.sec.gov or by visiting https://publicsecurities.brookfield.com/en.

OTHER AGREEMENTS

Administration Agreement

Each Fund has entered into an Administration Agreement with the Adviser (the “Administrator”). The Administrator performs administrative services necessary for the operation of each Fund, including maintaining certain books and records of each Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Fund with administrative office facilities.

Administration Fees	INF
For the Fiscal Year/Period Ended
June 30, 2019*	$195,953
December 31, 2018	$407,298
December 31, 2017	$427,012

*	Unaudited, for the six months ended June 30, 2019.

Administration Fees	RA
For the Fiscal Year/Period Ended
June 30, 2019*	$832,594
December 31, 2018	$1,727,394
December 31, 2017	$1,790,788

*	Unaudited, for the six months ended June 30, 2019.

Sub-Administration Agreement

The Administrator has entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC (“USBFS” or the “Sub-administrator”). USBFS provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of a Fund of all documents required to be filed for compliance by the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to stockholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

INF is currently managed by Leonardo Anguiano, Andrew Alexander and Tom Miller. Each of Messrs. Anguiano, Alexander and Miller is jointly and primarily responsible for the day-to-day management of INF’s portfolio.

RA is currently managed by Craig Noble, Larry Antonatos, Dana Erikson, Dan Parker of the Adviser and Michelle Russell-Dowe, Jeffrey Williams and Anthony Breaks of the Sub-Adviser. Messrs. Noble and Antonatos are jointly and primarily responsible for the day-to-day management of RA, including the authority to adjust the strategic allocation of assets between corporate credit, securitized credit and equity securities. In addition, Messrs. Erikson and Parker are jointly and primarily responsible for the day-to-day management of RA’s corporate credit sleeve. In managing the corporate credit, securitized credit and equity investment sleeves of RA, Messrs. Noble and Antonatos draw upon the expertise of their colleagues on Brookfield’s investment teams, as well as the securitized credit investment team at SIMNA, which manages a portion of RA’s assets.

If the Reorganization is approved, the Combined Fund will be managed by Adviser, and Messrs. Noble and Antonatos will be jointly and primarily responsible for the day-to-day management of the Combined Fund, including the authority to adjust the strategic allocation of assets between corporate credit, securitized credit and equity securities. In addition, Messrs. Erikson and Parker will be jointly and primarily responsible for the day-to-day management of RA’s corporate credit sleeve. In managing the corporate credit, securitized credit and equity investment sleeves of the Combined Fund, Messrs. Noble and Antonatos will continue to draw upon the expertise of their colleagues on Brookfield’s investment teams, as well as the securitized credit investment team at SIMNA, which will continue to manage a portion of the Combined Fund’s assets.

The following table provides information as of December 31, 2018, regarding any other accounts managed by the portfolio managers and portfolio management team members for INF and RA (including RA’s portfolio management team from SIMNA). As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Fund Complex or other similar accounts.

INF

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
	Other Registered Investment Company	3	$395.80	0	$0

Leonardo Anguiano	Other Pooled Investment Vehicles	7	$730.81	3	$123.08

	Other Accounts	20	$2,117.01	1	$501.89

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
	Other Registered Investment Company	0	$0	0	$0

Andrew Alexander	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	0	$0	0	$0

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
	Other Registered Investment Company	2	$203.42	0	$0

Tom Miller, CFA	Other Pooled Investment Vehicles	8	$3,671.08	4	$142.61

	Other Accounts	22	$1,705.65	0	$0

RA, Adviser

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
	Other Registered Investment Company	3	$485.97	0	$0

Craig Noble, CFA	Other Pooled Investment Vehicles	7	$730.81	3	$123.08

	Other Accounts	20	$1,615.12	0	$0

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
	Other Registered Investment Company	2	$122.54	0	$0

Larry Antonatos	Other Pooled Investment Vehicles	2	$144.23	1	$13.32

	Other Accounts	3	$496.27	0	$0

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
	Other Registered Investment Company	1	$8.99	0	$0

Dana Erikson, CFA	Other Pooled Investment Vehicles	4	$47.12	1	$19.54

	Other Accounts	5	$71.29	0	$0

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
	Other Registered Investment Company	1	$8.99	0	$0

Dan Parker	Other Pooled Investment Vehicles	4	$47.12	1	$19.54

	Other Accounts	5	$71.29	0	$0

RA, Sub-Adviser

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
	Other Registered Investment Company	5	$2,270.60	0	$0

Michelle Russell-Dowe	Other Pooled Investment Vehicles	11	$2,190.86	1	$35.56

	Other Accounts	10	$2,028.79	1	$947.05

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
	Other Registered Investment Company	5	$2,270.60	0	$0

Jeffrey Williams, CFA	Other Pooled Investment Vehicles	11	$2,190.86	1	$35.56

	Other Accounts	10	$2,028.79	1	$947.05

Name of Portfolio Manager	Type of Accounts	Total # of Other Accounts Managed as of December 31, 2018	Total Assets in USD Millions as of December 31, 2018	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets in USD Millions with Advisory Fee Based on Performance
	Other Registered Investment Company	5	$2,270.60	0	$0

Anthony Breaks, CFA	Other Pooled Investment Vehicles	11	$2,190.86	1	$35.56

	Other Accounts	10	$2,028.79	1	$947.05

The Funds’ Portfolio Manager Compensation

The Adviser

The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by a Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position. The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Adviser seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Portfolio Managers and other investment professionals has four primary components:

● A base salary;

● An annual cash bonus;

● If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and

● If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by the Adviser.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.

The Sub-Adviser

SIMNA’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. SIMNA’ portfolio managers are compensated for their services to the accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all SIMNA employees. Base salary of SIMNA employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by the Schroders organization globally. SIMNA then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of SIMNA’s clients. For each team, SIMNA assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one- and three-year periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of funds in the Schroders’ global organization. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of SIMNA.

Securities Ownership of Portfolio Managers

INF as of December 31, 2018:

Dollar Range of Securities Owned
Larry Antonatos	None
Andrew Alexander	None
Tom Miller	None

RA as of December 31, 2018:

Dollar Range of Securities Owned
Craig Noble, CFA	None
Larry Antonatos	None
Dana Erikson, CFA	Over $100,000
Dan Parker	None

Sub-Adviser

Dollar Range of Securities Owned

Michelle Russell-Dowe	$500,001 - $1,000,000
Jeffrey Williams, CFA	$50,001 - $100,000
Anthony Breaks, CFA	None

Portfolio Transactions and Brokerage Allocation

The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Adviser is to seek the best combination of net price and execution for the Funds. It is expected that securities ordinarily will be purchased in primary markets, and that in assessing the best net price and execution available to a Fund, the Adviser will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operation facilities and the firm’s risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Funds paid the following aggregate amounts in brokerage commissions, each of which included futures commissions, on the Funds’ securities purchases during the last fiscal year. All of the commissions were paid to entities not affiliated with either Fund or the Adviser. The Funds do not participate and do not in the future intend to participate in soft dollar or directed brokerage arrangements.

Brokerage Commissions	INF
For the Fiscal Year/Period Ended	Aggregate Brokerage Commissions Paid
December 31, 2018	$249,241
December 31, 2017	$455,430
December 31, 2016	$564,462

Brokerage Commissions	RA
For the Fiscal Year/Period Ended	Aggregate Brokerage Commissions Paid
December 31, 2018	$430,569
December 31, 2017	$813,516
December 31, 2016	$69,734

CONFLICTS OF INTEREST

The Adviser

Actual or apparent conflicts of interest may arise when the portfolio managers also have day-to-day management responsibilities with respect to one or more other accounts. The Adviser has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, a portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. A portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

The Sub-Adviser

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances (such as a cash flow or guideline difference), a portfolio manager may take conflicting positions in a particular security for different accounts by buying or selling a security for one account while at the same time, passing up or continuing to hold the same security for another account. In addition, the fact that other accounts require portfolio manager to devote less than all of his or her time to a fund may be seen as itself to constitute a conflict with the interest of a Fund.

The portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Further, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. SIMNA’s policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as small size of an issue, orders will be allocated among clients in a manner believed by SIMNA to be fair and equitable over time.

The structure of a portfolio manger’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of SIMNA’s compensation may vary from account to account.

SIMNA has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

OTHER INFORMATION

Each Fund’s securities and cash are held by U.S. Bank National Association, whose principal business address is 1555 N. Rivercenter Dr., Suite 302, Milwaukee, Wisconsin 53212, as custodian (the “Custodian”) under a custodian contract. Under the custodian contract, the Custodian is responsible for determining the net asset value for the Fund and maintaining all accounting records related thereto.

U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund accountant for each of the Funds.

American Stock Transfer & Trust Company, whose principal business address is 620115th Avenue, Brooklyn, New York 10038, serves as the Funds transfer agent and as dividend disbursing agent.

Code of Ethics

Each of the Funds, the Adviser and the Sub-Adviser has adopted a code of ethics (each, a “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. A copy of the Codes of Ethics for the Funds and the Adviser is available on each Fund’s website at https://publicsecurities.brookfield.com/en. A copy of the Codes of Ethics for the Funds and the Adviser is also available free of charge, upon request directed to Investor Relations, Brookfield Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. In addition, the Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the

operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Proxy Voting Policy

A description of the policies and procedures that the Funds use, as applicable, to determine how to vote proxies relating to portfolio securities is attached as Appendix B.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. RA and INF’s Boards have appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 111 South Wacker Drive, Chicago, IL 60606.

FINANCIAL STATEMENTS

The audited financial statements of INF for the fiscal year ended December 31, 2018 are incorporated by reference herein to INF’s annual report filed on Form N-CSR on March 4, 2019. The unaudited financial statements of INF for the period ended June 30, 2019 are incorporated by reference herein to INF’s semi-annual report filed on Form N-CSR on September 5, 2019.

The audited financial statements of RA for the fiscal year ended December 31, 2018 are incorporated by reference herein to RA’s annual report filed on Form N-CSR on March 4, 2019. The unaudited financial statements of RA for the period ended June 30, 2019 are incorporated by reference herein to RA’s semi-annual report filed on Form N-CSR on September 5, 2019.

PRO FORMA FINANCIAL STATEMENTS

Set forth in Appendix A hereto are unaudited pro forma financial statements of the Combined Fund giving effect to the Reorganization of INF into RA which include: (1) Pro forma Condensed Combined Schedule of Investments as of June 30, 2019; (2) Pro forma Condensed Combined Statement of Assets and Liabilities as of June 30, 2019; (3) Pro forma Condensed Combined Statement of Operations for the twelve (12) month period ended June 30, 2019; and (4) Notes to Pro forma Condensed Combined Financial Statements.

APPENDIX A

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following presents the pro forma condensed combined financial statements for the reorganization of Brookfield Global Listed Infrastructure Income Fund Inc. (“INF”) into Brookfield Real Assets Income Fund Inc. (“RA”) (the “Reorganization”).

The unaudited Pro forma Condensed Combined Schedule of Investments and Pro forma Condensed Combined Statement of Assets and Liabilities reflect the financial position as if the Reorganization occurred on June 30, 2019. The Pro forma Condensed Combined Statement of Operations reflects the operations for the twelve (12) month period ended June 30, 2019 as if the Reorganization had taken place on June 30, 2019. The pro forma condensed combined financial statements give effect to the proposed Reorganization in which INF will merge with and into RA. Following the Reorganization, INF will terminate its registration under the 1940 Act and will liquidate and dissolve under Maryland law. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States of America. The historical cost basis of the investments is carried over to the surviving entity. Since INF’s current portfolio composition is similar to that of RA, it is not anticipated that it will be necessary to materially reposition the Funds’ portfolios outside the normal course of trading in anticipation of the Reorganization.

Pro forma Schedule of Investments (unaudited)

June 30, 2019

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 0.3%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association
Series 1997-79, Class PL	6.85	12/18/27	86	96,727	-	-	-	-	86	96,727
U.S. Government Agency Pass-Through Certificates – 0.3%
Federal Home Loan Mortgage Corporation
Pool C69047	7.00	06/01/32	163	182,727	-	-	-	-	163	182,727
Pool C56878	8.00	08/01/31	42	42,369	-	-	-	-	42	42,369
Pool C58516	8.00	09/01/31	34	34,190	-	-	-	-	34	34,190
Pool C59641	8.00	10/01/31	63	65,772	-	-	-	-	63	65,772
Pool C55166	8.50	07/01/31	87	90,434	-	-	-	-	87	90,434
Pool C55167	8.50	07/01/31	52	53,438	-	-	-	-	52	53,438
Pool C55169	8.50	07/01/31	52	53,541	-	-	-	-	52	53,541
Pool G01466	9.50	12/01/22	11	10,956	-	-	-	-	11	10,956
Pool 555559	10.00	03/01/21	0	302	-	-	-	-	-	302
Pool 555538	10.00	03/01/21	0	46	-	-	-	-	-	46
Federal National Mortgage Association									-	-
Pool 761836	6.00	06/01/33	277	303,532	-	-	-	-	277	303,532

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Pool 948362	6.50	08/01/37	46	51,189	-	-	-	-	46	51,189
Pool 645912	7.00	06/01/32	178	198,329	-	-	-	-	178	198,329
Pool 645913	7.00	06/01/32	244	273,182	-	-	-	-	244	273,182
Pool 650131	7.00	07/01/32	247	277,798	-	-	-	-	247	277,798
Pool 827853	7.50	10/01/29	22	22,344	-	-	-	-	22	22,344
Pool 545990	7.50	04/01/31	257	286,730	-	-	-	-	257	286,730
Pool 255053	7.50	12/01/33	86	97,635	-	-	-	-	86	97,635
Pool 735576	7.50	11/01/34	269	322,372	-	-	-	-	269	322,372
Pool 896391	7.50	06/01/36	83	85,430	-	-	-	-	83	85,430
Pool 735800	8.00	01/01/35	226	268,050	-	-	-	-	226	268,050
Pool 636449	8.50	04/01/32	217	243,381	-	-	-	-	217	243,381
Pool 458132	8.77	03/15/31	88	93,146	-	-	-	-	88	93,146
Pool 852865	9.00	07/01/20	28	28,216	-	-	-	-	28	28,216
Pool 545436	9.00	10/01/31	157	186,344	-	-	-	-	157	186,344

Total U.S. Government Agency Pass-Through Certificates				3,271,453		-		-		3,271,453

Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $3,091,304)				3,368,180		-		-		3,368,180

SECURITIZED CREDIT – 37.2%
Commercial Mortgage-Backed Securities – 3.4%
Class B Notes
Moreland Avenue (f),(l),(p)	9.23	11/01/20	223	224,511	-	-	-	-	223	224,511
Browns Bridge (f),(l),(p)	9.50	11/01/20	118	118,865	-	-	-	-	118	118,865
Fayetteville (f),(l),(p)	9.50	11/01/20	28	29,100	-	-	-	-	28	29,100
Lee & White (f),(l),(p)	9.50	11/01/20	91	93,099	-	-	-	-	91	93,099

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Marshalls (f),(l),(p)	9.50	11/01/20	382	385,924	-	-	-	-	382	385,924
North River (f),(l),(p)	9.50	11/01/20	186	190,447	-	-	-	-	186	190,447
Town and Country (f),(l),(p)	9.50	11/01/20	491	498,582	-	-	-	-	491	498,582
St. Louis Holiday Inn (f),(l),(p)	10.08	07/01/20	1,967	1,952,178	-	-	-	-	1,967	1,952,178
Cedar Park Medical Center (f),(l),(p)	11.00	06/01/20	600	606,195	-	-	-	-	600	606,195
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class E (e),(v)	5.82	01/15/49	2,000	2,670,539	-	-	-	-	2,000	2,670,539
Series 2006-C1, Class K (e),(v)	5.96	02/15/39	360	4,020	-	-	-	-	360	4,020
Hilton USA Trust
Series 2016-HHV, Class E (e),(v)	4.33	11/05/38	20,000	20,241,516	-	-	-	-	20,000	20,241,516
Morgan Stanley Capital I Trust
Series 2007-T25, Class AJ (v)	5.57	11/12/49	6,616	6,691,694	-	-	-	-	6,616	6,691,694
Series 2007-T27, Class AJ (v)	6.14	06/11/42	2,656	2,820,113	-	-	-	-	2,656	2,820,113
Total Commercial Mortgage-Backed Securities				36,526,783		-		-		36,526,783
Interest-Only Securities – 0.5%
Government National Mortgage Association
Series 2010-132, Class IO (v)	0.41	11/16/52	1,013	39,300	-	-	-	-	1,013	39,300
JP Morgan Mortgage Trust
Series 2015-4, Class 2X1 (e),(v)	0.28	06/25/45	85,330	1,240,033	-	-	-	-	85,330	1,240,033
Series 2014-5, Class AX4 (e),(v)	0.48	10/25/29	9,303	93,618	-	-	-	-	9,303	93,618
Vendee Mortgage Trust
Series 1997-2, Class IO (v)	-	06/15/27	5,396	5	-	-	-	-	5,396	5
Voyager CNTYW Delaware Trust
Series 2009-1, Class 3QB1 (e),(v)	43.53	03/16/30	4,300	4,010,706	-	-	-	-	4,300	4,010,706
Total Interest-Only Securities				5,383,662		-		-		5,383,662
Other – 3.4%

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Conseco Finance Securitizations Corp.
Series 2001-4, Class A4 (v)	7.36	08/01/32	18	17,907	-	-	-	-	18	17,907
GMACM Home Equity Loan Trust
Series 2005-HE3, Class A2 (1 Month LIBOR USD + 0.50%) (s),(v)	2.90	02/25/36	1,910	1,892,691	-	-	-	-	1,910	1,892,691
Series 2005-HE3, Class A1VN (1 Month LIBOR USD + 0.50 (s),(v)	2.90	02/25/36	1,711	1,684,208	-	-	-	-	1,711	1,684,208
Series 2007-HE2, Class A2 (v)	6.05	12/25/37	1,252	1,249,872	-	-	-	-	1,252	1,249,872
Series 2007-HE2, Class A3 (v)	6.19	12/25/37	2,411	2,416,527	-	-	-	-	2,411	2,416,527
GMACM Home Loan Trust
Series 2006-HLTV, Class A5 (s)	6.51	10/25/29	1,479	1,499,374	-	-	-	-	1,479	1,499,374
Irwin Home Equity Loan Trust
Series 2006-1, Class 2A3 (e),(s)	6.27	09/25/35	1,869	1,941,729	-	-	-	-	1,869	1,941,729
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1 (v)	6.63	04/15/40	9,584	10,122,458	-	-	-	-	9,584	10,122,458
Mid-State Capital Corporation Trust
Series 2004-1, Class M1	6.50	08/15/37	2,437	2,633,051	-	-	-	-	2,437	2,633,051
Series 2004-1, Class M2	8.11	08/15/37	2,008	2,261,075	-	-	-	-	2,008	2,261,075
Series 2004-1, Class B	8.90	08/15/37	609	689,515	-	-	-	-	609	689,515
Mid-State Trust X
Series 10, Class B	7.54	02/15/36	3,398	3,720,259	-	-	-	-	3,398	3,720,259
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4	6.81	12/15/31	5,220	5,425,031	-	-	-	-	5,220	5,425,031
Series 2001-D, Class A4 (v)	6.93	09/15/31	748	624,824	-	-	-	-	748	624,824
Total Other				36,178,521		-		-		36,178,521
Residential Mortgage-Backed Securities – 29.9%

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

ACE Securities Corporation Home Equity Loan Trust
Series 2006-OP1, Class A2D (1 Month LIBOR USD + 0.24%) (s),(v)	2.64	04/25/36	6,740	6,432,601	-	-	-	-	6,740	6,432,601
Alternative Loan Trust
Series 2007-OA3, Class 1A1 (1 Month LIBOR USD + 0.14%) (s),(v)	2.54	04/25/47	11,499	10,924,566	-	-	-	-	11,499	10,924,566
Series 2007-HY6, Class A1 (1 Month LIBOR USD + 0.21%) (s),(v)	2.61	08/25/47	3,897	3,437,309	-	-	-	-	3,897	3,437,309
Series 2007-2CB, Class 2A11 (1 Month LIBOR USD + 0.40%) (v)	2.80	03/25/37	3,963	2,472,658	-	-	-	-	3,963	2,472,658
Series 2005-10CB, Class 1A1 (1 Month LIBOR USD + 0.50%) (v)	2.90	05/25/35	2,489	2,131,947	-	-	-	-	2,489	2,131,947
Series 2007-16CB, Class 4A5 (1 Month LIBOR USD + 0.50%) (v)	2.90	08/25/37	7,335	5,873,970	-	-	-	-	7,335	5,873,970
Series 2005-51, Class 4A1 (1 Month LIBOR USD + 0.64%) (s),(v)	3.02	11/20/35	2,496	2,372,056	-	-	-	-	2,496	2,372,056
Series 2006-19CB, Class A9 (1 Month LIBOR USD + 0.70%) (v)	3.10	08/25/36	3,062	2,095,262	-	-	-	-	3,062	2,095,262
Series 2007-12T1, Class A22	5.75	06/25/37	2,425	1,743,252	-	-	-	-	2,425	1,743,252
Series 2007-15CB, Class A5	5.75	07/25/37	1,297	1,103,883	-	-	-	-	1,297	1,103,883
Series 2007-15CB, Class A2	5.75	07/25/37	1,409	1,199,246	-	-	-	-	1,409	1,199,246
Series 2006-29T1, Class 2A5	6.00	10/25/36	1,911	1,601,204	-	-	-	-	1,911	1,601,204
Series 2006-41CB, Class 1A7	6.00	01/25/37	1,627	1,358,377	-	-	-	-	1,627	1,358,377
Series 2006-45T1, Class 2A5	6.00	02/25/37	3,091	2,564,387	-	-	-	-	3,091	2,564,387
Series 2006-29T1, Class 2A6	6.50	10/25/36	2,999	2,602,343	-	-	-	-	2,999	2,602,343
Series 2006-23CB, Class 2A7 (1 Month LIBOR USD + 28.40%) (i),(v)	18.78	08/25/36	1,546	2,200,737	-	-	-	-	1,546	2,200,737
Series 2006-29T1, Class 3A3 (1 Month LIBOR USD + 78.40%) (i),(v)	54.08	10/25/36	693	2,263,413	-	-	-	-	693	2,263,413
BCAP LLC Trust

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Series 2010-RR6, Class 1910 (1 Month LIBOR USD + 0.33%) (e),(s),(v)	3.10	11/26/35	6,427	6,191,062	-	-	-	-	6,427	6,191,062
Series 2010-RR5, Class 5A10 (1 Month LIBOR USD + 0.33%) (e),(v)	3.10	11/26/35	5,097	5,014,874	-	-	-	-	5,097	5,014,874
Series 2012-RR4, Class 5A6 (e),(v)	4.06	05/26/36	7,862	7,507,507	-	-	-	-	7,862	7,507,507
Series 2013-RR2, Class 3A2 (e),(v)	5.16	03/26/36	3,383	3,337,851	-	-	-	-	3,383	3,337,851
Chase Mortgage Finance Trust
Series 2005-A2, Class 3A2 (v)	3.97	01/25/36	1,844	1,693,538	-	-	-	-	1,844	1,693,538
Series 2007-A1, Class 11M1 (v)	4.24	03/25/37	4,497	4,499,519	-	-	-	-	4,497	4,499,519
CHL Mortgage Pass-Through Trust
Series 2006-20, Class 1A18 (1 Month LIBOR USD + 0.65%) (v)	3.05	02/25/37	6,247	3,774,618	-	-	-	-	6,247	3,774,618
Series 2007-5, Class A29	5.50	05/25/37	301	245,572	-	-	-	-	301	245,572
Series 2004-21, Class A10	6.00	11/25/34	122	129,682	-	-	-	-	122	129,682
Series 2007-18, Class 1A1	6.00	11/25/37	398	340,497	-	-	-	-	398	340,497
Citicorp Mortgage Securities Trust
Series 2006-5, Class IA11 (1 Month LIBOR USD + 0.90%) (v)	3.30	10/25/36	887	800,908	-	-	-	-	887	800,908
Citigroup Mortgage Loan Trust
Series 2012-6, Class 2A2 (e),(v)	4.27	08/25/36	13,521	13,437,768	-	-	-	-	13,521	13,437,768
Series 2009-11, Class 8A2 (e),(v)	4.44	04/25/45	3,244	3,145,533	-	-	-	-	3,244	3,145,533
Series 2007-AR5, Class 1A2A (v)	4.48	04/25/37	1,488	1,406,611	-	-	-	-	1,488	1,406,611
Series 2009-6, Class 19A2 (e),(v)	6.00	03/25/36	3,494	3,240,462	-	-	-	-	3,494	3,240,462
Series 2009-8, Class 2A2 (e),(v)	6.10	04/25/37	5,921	4,930,077	-	-	-	-	5,921	4,930,077
Countrywide Asset-Backed Certificates
Series 2006-13, Class 1AF4 (v)	4.32	01/25/37	3,646	3,718,203	-	-	-	-	3,646	3,718,203
Credit Suisse Mortgage Trust

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Series 2011-10R, Class 3A2 (e),(v)	4.72	09/27/36	3,259	3,295,326	-	-	-	-	3,259	3,295,326
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA8, Class 1A6 (1 Month LIBOR USD + 0.65%) (v)	3.05	11/25/35	2,167	1,497,645	-	-	-	-	2,167	1,497,645
Series 2005-FA9, Class A1 (1 Month LIBOR USD + 0.70%) (v)	3.10	12/25/35	1,907	1,393,061	-	-	-	-	1,907	1,393,061
GSAMP Trust
Series 2006-NC2, Class A2C (1 Month LIBOR USD + 0.15%) (s),(v)	2.55	06/25/36	661	437,155	-	-	-	-	661	437,155
Series 2006-HE8, Class A2C (1 Month LIBOR USD + 0.17%) (s),(v)	2.57	01/25/37	9,988	9,675,103	-	-	-	-	9,988	9,675,103
GSR Mortgage Loan Trust
Series 2007-1F, Class 4A1 (1 Month LIBOR USD + 0.30%) (v)	2.70	01/25/37	9,130	4,652,509	-	-	-	-	9,130	4,652,509
Home Equity Asset Trust
Series 2006-7, Class 2A3 (1 Month LIBOR USD + 0.15%) (s),(v)	2.55	01/25/37	7,915	6,414,055	-	-	-	-	7,915	6,414,055
IndyMac INDA Mortgage Loan Trust
Series 2007-AR1, Class 1A1 (v)	4.26	03/25/37	1,471	1,414,289	-	-	-	-	1,471	1,414,289
Series 2007-AR3, Class 1A1 (v)	4.64	07/25/37	2,758	2,538,043	-	-	-	-	2,758	2,538,043
IXIS Real Estate Capital Trust
Series 2007-HE1, Class A1 (1 Month LIBOR USD + 0.06%) (s),(v)	2.46	05/25/37	2,856	976,669	-	-	-	-	2,856	976,669
Series 2006-HE3, Class A2 (1 Month LIBOR USD + 0.10%) (s),(v)	2.50	01/25/37	803	378,543	-	-	-	-	803	378,543
Series 2007-HE1, Class A2 (1 Month LIBOR USD + 0.11%) (s),(v)	2.51	05/25/37	4,548	1,565,350	-	-	-	-	4,548	1,565,350
Series 2006-HE2, Class A3 (1 Month LIBOR USD + 0.16%) (s),(v)	2.56	08/25/36	15,046	5,927,798	-	-	-	-	15,046	5,927,798
Series 2007-HE1, Class A3 (1 Month LIBOR USD + 0.16%) (s),(v)	2.56	05/25/37	1,402	485,805	-	-	-	-	1,402	485,805

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Series 2007-HE1, Class A4 (1 Month LIBOR USD + 0.23%) (s),(v)	2.63	05/25/37	2,658	929,606	-	-	-	-	2,658	929,606
Series 2006-HE1, Class A4 (1 Month LIBOR USD + 0.60%) (s),(v)	3.00	03/25/36	533	339,616	-	-	-	-	533	339,616
JP Morgan Mortgage Trust
Series 2003-A1, Class B4 (v)	4.49	10/25/33	104	71,382	-	-	-	-	104	71,382
Series 2003-A2, Class B4 (v)	4.51	11/25/33	73	3,669	-	-	-	-	73	3,669
MASTR Asset Backed Securities Trust
Series 2006-NC3, Class A3 (1 Month LIBOR USD + 0.10%) (s),(v)	2.50	10/25/36	3,625	2,242,260	-	-	-	-	3,625	2,242,260
Series 2006-NC2, Class A4 (1 Month LIBOR USD + 0.15%) (s),(v)	2.55	08/25/36	9,638	5,014,742	-	-	-	-	9,638	5,014,742
Series 2006-NC3, Class A4 (1 Month LIBOR USD + 0.16%) (s),(v)	2.56	10/25/36	6,116	3,823,036	-	-	-	-	6,116	3,823,036
Series 2006-HE5, Class A3 (1 Month LIBOR USD + 0.16%) (s),(v)	2.56	11/25/36	14,561	10,140,485	-	-	-	-	14,561	10,140,485
Series 2006-NC2, Class A5 (1 Month LIBOR USD + 0.24%) (s),(v)	2.64	08/25/36	476	252,443	-	-	-	-	476	252,443
Series 2005-NC2, Class A4 (1 Month LIBOR USD + 0.70%) (s),(v)	3.10	11/25/35	9,857	7,498,677	-	-	-	-	9,857	7,498,677
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12 (1 Month LIBOR USD + 0.16%) (e),(s),(v)	2.59	10/26/36	15,502	15,397,451	-	-	-	-	15,502	15,397,451
Series 2015-11R, Class 4A5 (e),(v)	3.70	06/26/37	3,024	2,316,795	-	-	-	-	3,024	2,316,795
Series 2014-6R, Class 5A7 (e),(v)	4.10	04/26/37	8,986	7,808,086	-	-	-	-	8,986	7,808,086
Series 2015-1R, Class 3A7 (e),(v)	4.15	03/26/37	5,601	4,673,323	-	-	-	-	5,601	4,673,323
Series 2014-2R, Class 1A7 (e),(v)	4.41	01/26/36	3,059	3,122,067	-	-	-	-	3,059	3,122,067
Series 2015-4R, Class 3A8 (e),(v)	4.60	02/26/36	19,700	19,111,895	-	-	-	-	19,700	19,111,895
Series 2015-1R, Class 4A7 (e),(v)	4.72	12/26/37	2,368	2,253,472	-	-	-	-	2,368	2,253,472

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Series 2014-1R, Class 2A11 (1 Month LIBOR USD + 0.13%) (e),(v)	5.36	02/26/37	32,057	24,927,881	-	-	-	-	32,057	24,927,881
Series 2015-6R, Class 2A4 (e),(v)	6.17	01/26/37	15,011	12,240,988	-	-	-	-	15,011	12,240,988
Option One Mortgage Loan Trust
Series 2007-FXD1, Class 3A6 (s)	5.66	01/25/37	609	603,384	-	-	-	-	609	603,384
RALI Trust
Series 2007-QO3, Class A1 (1 Month LIBOR USD + 0.16%) (s),(v)	2.56	03/25/47	2,379	2,291,822	-	-	-	-	2,379	2,291,822
Series 2006-QO7, Class 2A1 (12 Month U.S. Treasury Average + 0.85%) (v)	3.35	09/25/46	10,053	9,186,672	-	-	-	-	10,053	9,186,672
Series 2006-QS14, Class A30 (1 Month LIBOR USD + 81.25%) (i),(v)	49.99	11/25/36	98	278,008	-	-	-	-	98	278,008
Residential Asset Securitization Trust
Series 2005-A13, Class 1A1 (1 Month LIBOR USD + 0.70%) (v)	3.10	10/25/35	4,703	3,997,958	-	-	-	-	4,703	3,997,958
RFMSI Trust
Series 2007-S3, Class 1A5	5.50	03/25/37	2,359	2,158,819	-	-	-	-	2,359	2,158,819
Securitized Asset Backed Receivables LLC Trust
Series 2006-NC3, Class A2B (1 Month LIBOR USD + 0.15%) (s),(v)	2.55	09/25/36	6,732	3,324,948	-	-	-	-	6,732	3,324,948
Series 2007-NC1, Class A2B (1 Month LIBOR USD + 0.15%) (s),(v)	2.55	12/25/36	4,648	2,675,766	-	-	-	-	4,648	2,675,766
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-OA1, Class A1A (12 Month U.S. Treasury Average + 0.70%) (v)	3.20	02/25/47	3,075	2,948,982	-	-	-	-	3,075	2,948,982
Series 2007-HY5, Class 1A1 (v)	3.68	05/25/37	3,343	3,190,820	-	-	-	-	3,343	3,190,820
Series 2007-HY5, Class 3A1 (v)	3.98	05/25/37	1,776	1,729,006	-	-	-	-	1,776	1,729,006
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR5, Class 1A1 (v)	5.21	04/25/36	4,387	4,494,119	-	-	-	-	4,387	4,494,119

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Series 2005-2, Class 1B1	5.50	04/25/35	3,009	2,835,117	-	-	-	-	3,009	2,835,117
Total Residential Mortgage-Backed Securities				318,326,139		-		-		318,326,139

Total SECURITIZED CREDIT (Cost $406,048,571)				396,415,105		-		-		396,415,105

CORPORATE CREDIT – 39.3%
Automotive – 0.0%
Motors Liquidation Co. (f),(l),(n)	-	07/15/33	8,250	825	-	-	-	-	8,250	825
Basic Industrial – 2.0%
Cascades, Inc. (e),(c),(u)	5.75	07/15/23	4,450	4,488,938	-	-	-	-	4,450	4,488,938
INEOS Group Holdings SA (e),(u)	5.63	08/01/24	9,850	10,047,000	-	-	-	-	9,850	10,047,000
Olin Corp. (c)	5.00	02/01/30	7,000	6,938,382	-	-	-	-	7,000	6,938,382
Total Basic Industrial				21,474,320		-		-		21,474,320
Construction & Building Materials – 3.3%
Boise Cascade Co. (e),(c)	5.63	09/01/24	2,225	2,269,500	-	-	-	-	2,225	2,269,500
Lennar Corp. (c)	4.75	11/29/27	6,675	7,025,437	-	-	-	-	6,675	7,025,437
M/I Homes, Inc.	5.63	08/01/25	4,700	4,770,500	-	-	-	-	4,700	4,770,500
PulteGroup, Inc. (c)	5.00	01/15/27	6,650	6,964,595	-	-	-	-	6,650	6,964,595
Taylor Morrison Communities, Inc. (e),(r)	5.63	03/01/24	2,833	2,924,864	-	-	-	-	2,833	2,924,864
Taylor Morrison Communities, Inc. (e)	5.88	06/15/27	4,300	4,375,250	-	-	-	-	4,300	4,375,250
Toll Brothers Finance Corp.	4.35	02/15/28	6,800	6,783,000	-	-	-	-	6,800	6,783,000
Total Construction & Building Materials				35,113,146		-		-		35,113,146
Energy – 1.5%
EP Energy LLC	6.38	06/15/23	2,385	47,700	-	-	-	-	2,385	47,700
Indigo Natural Resources LLC (e)	6.88	02/15/26	7,500	6,731,250	-	-	-	-	7,500	6,731,250
Parsley Energy LLC (e)	5.63	10/15/27	6,475	6,766,375	-	-	-	-	6,475	6,766,375
Puma International Financing SA (e),(u)	5.13	10/06/24	2,800	2,584,618	-	-	-	-	2,800	2,584,618

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Total Energy				16,129,943		-		-		16,129,943
Financial Services – 0.8%
Ambac LSNI LLC (3 Month LIBOR USD + 5.00%)(e),(u),(v)	7.32	02/12/23	8,669	8,809,805	-	-	-	-	8,669	8,809,805
Health Facilities – 2.4%
HCA, Inc. (c)	5.25	06/15/26	15,700	17,383,173	-	-	-	-	15,700	17,383,173
Tenet Healthcare Corp. (c),(r)	8.13	04/01/22	7,600	7,970,500	-	-	-	-	7,600	7,970,500
Total Health Facilities				25,353,673		-		-		25,353,673
Infrastructure Services – 2.0%
Ashtead Capital, Inc. (e),(u)	5.63	10/01/24	2,150	2,225,250	-	-	-	-	2,150	2,225,250
Terex Corp. (e),(c)	5.63	02/01/25	7,900	8,018,500	-	-	-	-	7,900	8,018,500
United Rentals North America, Inc. (r)	5.50	05/15/27	10,825	11,393,312	-	-	-	-	10,825	11,393,312
Total Infrastructure Services				21,637,062		-		-		21,637,062
Leisure – 4.3%
Boyd Gaming Corp.	6.38	04/01/26	9,775	10,340,777	-	-	-	-	9,775	10,340,777
Cedar Fair LP (e)	5.25	07/15/29	765	780,537	-	-	-	-	765	780,537
Cedar Fair LP (r)	5.38	04/15/27	4,400	4,565,000	-	-	-	-	4,400	4,565,000
ESH Hospitality, Inc. (e)	5.25	05/01/25	6,500	6,654,375	-	-	-	-	6,500	6,654,375
GLP Capital LP (c)	5.38	04/15/26	10,650	11,517,442	-	-	-	-	10,650	11,517,442
MGM Growth Properties Operating Partnership LP	5.63	05/01/24	10,625	11,448,438	-	-	-	-	10,625	11,448,438
Total Leisure				45,306,569		-		-		45,306,569
Media – 3.0%
CCO Holdings LLC (e)	5.00	02/01/28	10,150	10,365,180	-	-	-	-	10,150	10,365,180
CSC Holdings LLC	5.25	06/01/24	8,800	9,141,000	-	-	-	-	8,800	9,141,000
CSC Holdings LLC (e),(c)	10.88	10/15/25	5,128	5,877,970	-	-	-	-	5,128	5,877,970
Lamar Media Corp.	5.75	02/01/26	6,375	6,701,719	-	-	-	-	6,375	6,701,719

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Total Media				32,085,869		-		-		32,085,869
Metals & Mining – 3.4%
Alcoa Nederland Holding BV (e),(c)	7.00	09/30/26	8,025	8,586,750	-	-	-	-	8,025	8,586,750
ArcelorMittal (r),(u)	6.13	06/01/25	5,650	6,422,958	-	-	-	-	5,650	6,422,958
ArcelorMittal (r),(u)	6.75	03/01/41	3,475	4,050,611	-	-	-	-	3,475	4,050,611
Hudbay Minerals, Inc. (e),(r),(u)	7.63	01/15/25	8,325	8,595,562	-	-	-	-	8,325	8,595,562
Kinross Gold Corp. (u)	4.50	07/15/27	8,450	8,534,500	-	-	-	-	8,450	8,534,500
Total Metals & Mining				36,190,381		-		-		36,190,381
Oil Gas Transportation & Distribution – 4.9%
Antero Midstream Partners LP (c)	5.38	09/15/24	5,825	5,788,594	-	-	-	-	5,825	5,788,594
Crestwood Midstream Partners LP	6.25	04/01/23	6,175	6,298,500	-	-	-	-	6,175	6,298,500
Genesis Energy LP	6.50	10/01/25	8,100	7,917,750	-	-	-	-	8,100	7,917,750
Global Partners LP (r)	6.25	07/15/22	4,325	4,368,250	-	-	-	-	4,325	4,368,250
Holly Energy Partners LP (e),(r)	6.00	08/01/24	6,900	7,176,000	-	-	-	-	6,900	7,176,000
LBC Tank Terminals Holding Netherlands BV (e),(c),(u)	6.88	05/15/23	3,575	3,539,250	-	-	-	-	3,575	3,539,250
Parkland Fuel Corp. (e),(c),(u)	6.00	04/01/26	4,600	4,703,500	-	-	-	-	4,600	4,703,500
Targa Pipeline Partners LP (c)	5.88	08/01/23	5,725	5,718,416	-	-	-	-	5,725	5,718,416
Targa Resources Partners LP (c)	5.25	05/01/23	5,000	5,069,250	-	-	-	-	5,000	5,069,250
Targa Resources Partners LP	5.38	02/01/27	1,575	1,630,125	-	-	-	-	1,575	1,630,125
Total Oil Gas Transportation & Distribution				52,209,635		-		-		52,209,635
Real Estate – 3.1%
American Homes 4 Rent LP (r)	4.25	02/15/28	6,800	7,047,066	-	-	-	-	6,800	7,047,066
Digital Realty Trust LP (r)	3.70	08/15/27	6,810	6,998,658	-	-	-	-	6,810	6,998,658
Hospitality Properties Trust	4.95	02/15/27	4,927	4,961,638	-	-	-	-	4,927	4,961,638
iStar, Inc. (r)	5.25	09/15/22	6,750	6,910,312	-	-	-	-	6,750	6,910,312

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Starwood Property Trust, Inc. (r)	4.75	03/15/25	6,700	6,767,000	-	-	-	-	6,700	6,767,000
Total Real Estate				32,684,674		-		-		32,684,674
Telecommunication Services – 4.8%
American Tower Corp. (r)	3.60	01/15/28	7,850	7,990,901	-	-	-	-	7,850	7,990,901
Crown Castle International Corp. (r)	3.80	02/15/28	11,275	11,709,572	-	-	-	-	11,275	11,709,572
CyrusOne LP (c)	5.38	03/15/27	10,100	10,630,250	-	-	-	-	10,100	10,630,250
Equinix, Inc. (r)	5.38	05/15/27	8,900	9,540,533	-	-	-	-	8,900	9,540,533
SBA Communications Corp. (r)	4.88	07/15/22	2,875	2,911,283	-	-	-	-	2,875	2,911,283
SBA Communications Corp. (c)	4.88	09/01/24	7,025	7,235,750	-	-	-	-	7,025	7,235,750
T-Mobile USA, Inc. (r)	6.50	01/15/26	1,025	1,108,087	-	-	-	-	1,025	1,108,087
Total Telecommunication Services				51,126,376		-		-		51,126,376
Transportation – 0.5%
Watco Companies LLC (e),(c)	6.38	04/01/23	5,050	5,125,750	-	-	-	-	5,050	5,125,750
Utility – 3.3%
AES Corp. (c)	4.88	05/15/23	4,250	4,324,545	-	-	-	-	4,250	4,324,545
AES Corp.	6.00	05/15/26	1,250	1,325,000	-	-	-	-	1,250	1,325,000
Calpine Corp. (c)	5.75	01/15/25	5,250	5,210,625	-	-	-	-	5,250	5,210,625
Emera US Finance LP (c),(u)	3.55	06/15/26	4,600	4,700,242	-	-	-	-	4,600	4,700,242
Emera, Inc. (u)	6.75	06/15/76	5,000	5,362,500	-	-	-	-	5,000	5,362,500
NRG Energy, Inc. (c)	6.63	01/15/27	6,425	6,979,156	-	-	-	-	6,425	6,979,156
Pattern Energy Group, Inc. (e),(c)	5.88	02/01/24	7,550	7,663,250	-	-	-	-	7,550	7,663,250
Total Utility				35,565,318		-		-		35,565,318
Total CORPORATE CREDIT (Cost $408,431,657)				418,813,346		-		-		418,813,346
TERM LOANS – 1.1%

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Crestwood Holdings LLC, (3 Month LIBOR USD + 7.50%) (p),(v)	9.97	03/05/23	4,689	4,583,664	-	-	-	-	4,689	4,583,664
EPIC Y-Grade Services LP (3 Month LIBOR USD + 5.50%) (p),(v)	7.91	06/13/25	7,400	7,159,500	-	-	-	-	7,400	7,159,500
Total TERM LOANS (Cost $11,889,978)				11,743,164		-		-		11,743,164

			Shares	Value	Shares	Value	Shares	Value	Shares	Value

COMMON STOCKS – 48.9%
Airports – 1.0%
Auckland International Airport Ltd. (c),(u)			243,500	1,612,032	1,140,800	7,552,387	-	-	1,384,300	9,164,419
Flughafen Zurich AG (u)			4,300	809,846	-	-	-	-	4,300	809,846
Japan Airport Terminal Company Ltd. (u)			26,323	1,125,805	-	-	-	-	26,323	1,125,805
Total Airports				3,547,683		7,552,387		-		11,100,070
Communications – 3.7%
American Tower Corp. (c)			41,650	8,515,343	83,000	16,969,350	-	-	124,650	25,484,693
China Tower Corporation Ltd. (e),(u)			5,334,290	1,401,171	-	-	-	-	5,334,290	1,401,171
Crown Castle International Corp. (c)			28,000	3,649,800	-	-	-	-	28,000	3,649,800
Eutelsat Communications SA (u)			-	-	267,500	4,995,856	-	-	267,500	4,995,856
SES SA (u)			67,500	1,054,110	172,800	2,698,523	-	-	240,300	3,752,633
Total Communications				14,620,424		24,663,729		-		39,284,153
Datacenters – 0.1%
Digital Realty Trust, Inc. (c)			10,000	1,177,900	-	-	-	-	10,000	1,177,900
Diversified – 1.0%
City Developments Ltd. (u)			125,758	880,927	-	-	-	-	125,758	880,927
CK Asset Holdings Ltd. (u)			191,150	1,497,484	-	-	-	-	191,150	1,497,484
Dexus (u)			175,250	1,598,748	-	-	-	-	175,250	1,598,748
Invincible Investment Corp. (u)			637	329,952	-	-	-	-	637	329,952
Land Securities Group PLC (u)			63,493	672,566	-	-	-	-	63,493	672,566

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Merlin Properties Socimi SA (u)			56,252	779,737	-	-	-	-	56,252	779,737
Sun Hung Kai Properties Ltd. (u)			117,571	1,994,600	-	-	-	-	117,571	1,994,600
The British Land Company PLC (u)			92,374	632,213	-	-	-	-	92,374	632,213
The GPT Group (u)			362,300	1,565,444	-	-	-	-	362,300	1,565,444
Wharf Real Estate Investment Company Ltd. (u)			157,400	1,109,264	-	-	-	-	157,400	1,109,264
Total Diversified				11,060,935		-		-		11,060,935
Electricity Transmission & Distribution – 4.8%
CPFL Energia SA (u)			85,280	670,700	351,051	2,760,906	-	-	436,331	3,431,606
Edison International (c)			36,900	2,487,429	-	-	-	-	36,900	2,487,429
National Grid PLC (c),(u)			493,391	5,247,168	1,262,594	13,427,570	-	-	1,755,985	18,674,738
Red Electrica Corporation SA (u)			75,700	1,576,689	253,800	5,286,177	-	-	329,500	6,862,866
Sempra Energy (c)			34,600	4,755,424	111,183	15,280,992	-	-	145,783	20,036,416
Total Electricity Transmission & Distribution				14,737,410		36,755,645		-		51,493,055
Gas Utilities – 1.3%
China Gas Holdings Ltd. (u)			520,130	1,932,806	-	-	-	-	520,130	1,932,806
Hong Kong & China Gas Company Ltd. (u)			300,177	665,464	-	-	-	-	300,177	665,464
NiSource, Inc. (c)			86,600	2,494,080	312,600	9,002,880	-	-	399,200	11,496,960
Total Gas Utilities				5,092,350		9,002,880		-		14,095,230
Healthcare – 0.8%
HCP, Inc. (c)			54,000	1,726,920	-	-	-	-	54,000	1,726,920
Omega Healthcare Investors, Inc.			21,200	779,100	-	-	-	-	21,200	779,100
Physicians Realty Trust (c)			98,735	1,721,938	-	-	-	-	98,735	1,721,938
Ventas, Inc. (c)			33,990	2,323,217	-	-	-	-	33,990	2,323,217
Welltower, Inc. (c)			22,300	1,818,119	-	-	-	-	22,300	1,818,119
Total Healthcare				8,369,294		-		-		8,369,294

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Hotel – 0.2%
Park Hotels & Resorts, Inc. (c)			63,700	1,755,572	—	—	—	—	63,700	1,755,572
RLJ Lodging Trust (c)			3,978	70,570	—	—	—	—	3,978	70,570
Total Hotel				1,826,142		—		—		1,826,142
Industrial – 0.8%
Americold Realty Trust (c)			62,353	2,021,484	—	—	—	—	62,353	2,021,484
GLP J-REIT (u)			551	627,841	—	—	—	—	551	627,841
Granite Real Estate Investment Trust (u)			33,405	1,537,923	—	—	—	—	33,405	1,537,923
Prologis, Inc. (c)			20,400	1,634,040	—	—	—	—	20,400	1,634,040
Segro PLC (u)			72,827	676,165	—	—	—	—	72,827	676,165
Tritax Big Box REIT PLC (u)			593,190	1,163,259	—	—	—	—	593,190	1,163,259
Tritax EuroBox PLC (e),(u)			545,419	666,894	—	—	—	—	545,419	666,894
Total Industrial				8,327,606		—		—		8,327,606
Midstream – 4.4%
Cheniere Energy, Inc. (c),(n)			141,155	9,662,060	—	—	—	—	141,155	9,662,060
ONEOK, Inc. (c)			106,174	7,305,833	—	—	—	—	106,174	7,305,833
Targa Resources Corp. (c)			186,637	7,327,368	—	—	—	—	186,637	7,327,368
The Williams Companies, Inc. (c)			432,024	12,113,953	374,400	10,498,176	—	—	806,424	22,612,129
Total Midstream				36,409,214		10,498,176		—		46,907,390
Net Lease – 0.5%
MGM Growth Properties LLC (c)			51,225	1,570,046	—	—	—	—	51,225	1,570,046
Spirit Realty Capital, Inc.			18,600	793,476	—	—	—	—	18,600	793,476
VEREIT, Inc.			125,183	1,127,899	—	—	—	—	125,183	1,127,899
VICI Properties, Inc.			53,337	1,175,548	—	—	—	—	53,337	1,175,548
WP Carey, Inc. (c)			4,635	376,269	—	—	—	—	4,635	376,269

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Total Net Lease				5,043,238		-		-		5,043,238
Office – 2.0%
Alexandria Real Estate Equities, Inc.			6,700	945,303	-	-	-	-	6,700	945,303
Allied Properties Real Estate Investment Trust (u)			21,800	788,566	-	-	-	-	21,800	788,566
alstria office REIT-AG (u)			100,584	1,628,179	-	-	-	-	100,584	1,628,179
CapitaLand Commercial Trust (u)			761,499	1,221,980	-	-	-	-	761,499	1,221,980
Cousins Properties, Inc. (c)			20,425	738,772	-	-	-	-	20,425	738,772
Daiwa Office Investment Corp. (u)			63	451,989	-	-	-	-	63	451,989
Derwent London PLC (u)			27,437	1,086,530	-	-	-	-	27,437	1,086,530
Gecina SA (u)			5,161	772,511	-	-	-	-	5,161	772,511
Great Portland Estates PLC (u)			118,303	1,028,193	-	-	-	-	118,303	1,028,193
Highwoods Properties, Inc. (c)			34,200	1,412,460	-	-	-	-	34,200	1,412,460
Hongkong Land Holdings Ltd. (u)			211,100	1,360,693	-	-	-	-	211,100	1,360,693
Hudson Pacific Properties, Inc. (c)			40,200	1,337,454	-	-	-	-	40,200	1,337,454
Hulic Reit, Inc. (u)			200	347,186	-	-	-	-	200	347,186
Kenedix Office Investment Corp. (u)			84	601,112	-	-	-	-	84	601,112
Keppel REIT (u)			622,712	580,013	-	-	-	-	622,712	580,013
Kilroy Realty Corp. (c)			34,007	2,510,057	-	-	-	-	34,007	2,510,057
Mitsubishi Estate Company Ltd. (u)			115,420	2,151,135	-	-	-	-	115,420	2,151,135
Mitsui Fudosan Company Ltd. (u)			93,137	2,263,619	-	-	-	-	93,137	2,263,619
SOHO China Ltd. (u)			1,587,218	561,154	-	-	-	-	1,587,218	561,154
Total Office				21,786,906		-		-		21,786,906
Pipeline (MLP) – 8.4%
CNX Midstream Partners LP			-	-	113,498	1,594,647	-	-	113,498	1,594,647
Energy Transfer LP (c)			463,226	6,522,222	1,149,952	16,191,324	-	-	1,613,178	22,713,546

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Enterprise Products Partners LP (c)			247,791	7,153,726	457,200	13,199,364	-	-	704,991	20,353,090
Magellan Midstream Partners LP (c)			113,420	7,258,880	85,700	5,484,800	-	-	199,120	12,743,680
MPLX LP (c)			206,566	6,649,360	181,500	5,842,485	-	-	388,066	12,491,845
Phillips 66 Partners LP (c)			133,966	6,611,222	-	-	-	-	133,966	6,611,222
Plains All American Pipeline LP (c)			292,318	7,117,944	233,400	5,683,290	-	-	525,718	12,801,234
Teekay Offshore Partners LP			-	-	107,567	135,535	-	-	107,567	135,535
Thunderbird Resources Equity, Inc. (f),(l),(n)			11	11	-	-	-	-	11	11
Total Pipeline (MLP)				41,313,365		48,131,445		-		89,444,810
Pipelines – 6.2%
Enbridge, Inc. (c),(u)			118,609	4,284,071	-	-	-	-	118,609	4,284,071
Inter Pipeline Ltd. (u)			104,100	1,619,272	806,200	12,540,410	-	-	910,300	14,159,682
Kinder Morgan, Inc. (c)			571,351	11,929,809	552,000	11,525,760	-	-	1,123,351	23,455,569
Pembina Pipeline Corp. (u)			76,100	2,832,939	-	-	-	-	76,100	2,832,939
Pembina Pipeline Corp. (c),(u)			190,535	7,089,807	266,100	9,905,979	-	-	456,635	16,995,786
TC Energy Corp.			82,300	4,079,963	-	-	-	-	82,300	4,079,963
Total Pipelines				31,835,861		33,972,149		-		65,808,010
Ports – 0.1%
DP World PLC (u)			14,848	236,083	45,542	724,118	-	-	60,390	960,201
Rail – 0.1%
Rumo SA (u),(n)			162,800	881,845	-	-	-	-	162,800	881,845
Renewables/Electric Generation – 5.2%
American Electric Power Company, Inc. (c)			18,000	1,584,180	76,700	6,750,367	-	-	94,700	8,334,547
Atlantica Yield PLC (u)			-	-	126,700	2,872,289	-	-	126,700	2,872,289
Dominion Energy, Inc. (c)			-	-	82,600	6,386,632	-	-	82,600	6,386,632
Emera, Inc. (c),(u)			23,100	943,898	153,000	6,251,789	-	-	176,100	7,195,687

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Engie SA (c),(u)			75,800	1,149,393	375,700	5,696,926	-	-	451,500	6,846,319
Entergy Corp. (c)			21,400	2,202,702	86,600	8,913,738	-	-	108,000	11,116,440
FirstEnergy Corp. (c)			42,500	1,819,425	86,700	3,711,627	-	-	129,200	5,531,052
Neoenergia SA (c),(n),(u)			54,600	222,597	166,700	679,614	-	-	221,300	902,211
Orsted A/S (e),(u)			10,800	934,297	-	-	-	-	10,800	934,297
Pattern Energy Group, Inc. (c)			-	-	202,327	4,671,730	-	-	202,327	4,671,730
Vistra Energy Corp.			25,848	585,199	-	-	-	-	25,848	585,199
Total Renewables/Electric Generation				9,441,691		45,934,712		-		55,376,403
Residential – 1.3%
Advance Residence Investment Corp. (u)			275	818,022	-	-	-	-	275	818,022
AvalonBay Communities, Inc. (c)			14,500	2,946,110	-	-	-	-	14,500	2,946,110
Essex Property Trust, Inc. (c)			6,931	2,023,367	-	-	-	-	6,931	2,023,367
Grand City Properties SA (u)			27,612	631,512	-	-	-	-	27,612	631,512
Kenedix Residential Next Investment Corp. (u)			478	846,680	-	-	-	-	478	846,680
Mid-America Apartment Communities, Inc. (c)			25,896	3,049,513	-	-	-	-	25,896	3,049,513
Nippon Accommodations Fund, Inc. (u)			123	689,278	-	-	-	-	123	689,278
Vonovia SE (u)			57,562	2,749,727	-	-	-	-	57,562	2,749,727
Total Residential				13,754,209		-		-		13,754,209
Retail – 0.3%
Regency Centers Corp. (c)			23,400	1,561,716	-	-	-	-	23,400	1,561,716
Simon Property Group, Inc. (c)			6,900	1,102,344	-	-	-	-	6,900	1,102,344
Total Retail				2,664,060		-		-		2,664,060
Self Storage – 0.3%
CubeSmart (c)			23,800	795,872	-	-	-	-	23,800	795,872
Public Storage (c)			10,100	2,405,517	-	-	-	-	10,100	2,405,517

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Total Self Storage				3,201,389		-		-		3,201,389
Services – 0.1%
Archrock, Inc. (c)			-	-	146,160	1,549,296	-	-	146,160	1,549,296
Toll Roads – 5.3%
Atlantia SpA (c),(u)			100,300	2,615,457	336,800	8,782,513	-	-	437,100	11,397,970
Ferrovial SA (c),(u)			77,263	1,977,826	298,836	7,649,790	-	-	376,099	9,627,616
Getlink SE (u)			-	-	215,500	3,451,986	-	-	215,500	3,451,986
Promotora y Operadora de Infraestructura SAB de CV (u)			81,195	808,323	230,000	2,289,724	-	-	311,195	3,098,047
Transurban Group (u)			238,823	2,472,872	686,472	7,108,015	-	-	925,295	9,580,887
Vinci SA (c),(u)			45,700	4,667,145	141,700	14,471,214	-	-	187,400	19,138,359
Total Toll Roads				12,541,623		43,753,242		-		56,294,865
Water – 1.0%
Aqua America, Inc. (c)			46,682	1,931,234	73,290	3,032,007	-	-	119,972	4,963,241
Cia de Saneamento Basico do Estado de Sao Paulo-ADR (u)			28,616	348,257	-	-	-	-	28,616	348,257
Pennon Group PLC (c),(u)			-	-	582,700	5,495,933	-	-	582,700	5,495,933
Total Water				2,279,491		8,527,940		-		10,807,431

Total COMMON STOCKS (Cost $461,477,420)				250,148,719		271,065,719		-		521,214,438

WARRANTS – 0.0%			Shares	Value	Shares	Value	Shares	Value	Shares	Value

Pipeline (MLP) – 0.0%
Teekay Offshore Partners LP, Series A (f),(n),(p) Expiration: June 2023 Exercise Price: $4.55			-	-	276,272	27,627	-	-	276,272	27,627
Teekay Offshore Partners LP, Series B (f),(n),(p) Expiration: June 2023 Exercise Price: $4.55			-	-	138,136	13,814	-	-	138,136	13,814
Total Pipeline (MLP)

			Brookfield Real Assets Income Fund Inc. (Unaudited)		Brookfield Global Listed Infrastructure Income Fund Inc. (Unaudited)		Pro forma Adjustments (Unaudited)		Combined Pro forma (Unaudited)
	Interest Rate (%)	Maturity	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)	Principal Amount (000s)	Value ($)

Total WARRANTS (Cost – $0)				-		41,441		-		41,441

SHORT-TERM INVESTMENT – 0.6%
Money Market Fund – 0.6%
First American Treasury Obligations Fund, Class X, 2.27% (y)			16,229,029	16,229,029	1,706,899	1,706,899	(10,650,000)	(10,650,000)	7,285,928	7,285,928

Total SHORT-TERM INVESTMENT (Cost $17,935,928)				16,229,029		1,706,899		(10,650,000)		7,285,928

Total Investments – 127.6% (Cost $1,308,874,936)				1,096,717,543		272,814,059		-		1,358,881,602
Liabilities in Excess of Other Assets – (27.6)%				(232,700,969)		(70,923,926)		(600,000)		(293,574,895)

TOTAL NET ASSETS – 100.0%				$864,016,574		$201,890,133		(600,000)		$1,065,306,707

Abbreviations

— Limited Liability Company

— Limited Partnership

— London Interbank Offered Rate

— United States Dollar

— Master Limited Partnership

— American Depositary Receipt

The following notes should be read in conjunction with the accompanying Schedule of Investments.

— All or a portion of this security is pledged as collateral for credit facility. As of June 30, 2019, the total value of the collateral was $430,693,115.

— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2019, the total value of all such securities was $303,466,415 or 28.5% of net assets.

— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of June 30, 2019, the total value of all such securities was $4,141,178 or 0.4% of net assets.

— Security is an inverse floating rate bond. Reference interest rates are typically based on a negative multiplier or slope.

— Level 3 security—Value determined using significant unobservable inputs.

— Non-income producing security.

— Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of June 30, 2019, the total value of all such securities was $15,883,506 or 1.5% of net assets.

— Portion or entire principal amount delivered as collateral for reverse repurchase agreements. As of June 30, 2019, the total value of the collateral was $78,795,203.

— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Interest rate shown is the rate in effect as of June 30, 2019.

— Variable rate security –Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor. Interest rate shown is the rate in effect as of June 30, 2019

— Foreign security or a U.S. security of a foreign company.

— The rate quoted is the annualized seven-day yield as of June 30, 2019.

Pro forma Statements of Assets and Liabilities (Unaudited)

June 30, 2019

	Brookfield Real Assets Income Fund, Inc.	Brookfield Global Listed Infrastructure Income Fund Inc.	Pro forma Adjustments		Pro forma Combined

Assets:
Investments in securities, at value	$1,096,717,543	$272,814,059	$(10,650,000)		$1,358,881,602
Cash	5,195,483	-	-		5,195,483
Cash on deposit with brokers for reverse repurchase agreements	880,994	-	-		880,994
Interest and dividends receivable	9,184,995	1,271,382	-		10,456,377
Receivable for investments sold	1,568,640	-	-		1,568,640
Prepaid expenses	44,084	18,029	-		62,113

Total assets	1,113,591,739	274,103,470	(10,650,000)		1,377,045,209

Liabilities:
Payable for credit facility	180,000,000	71,000,000	(10,650,000)	(A)	240,350,000
Reverse repurchase agreements	64,237,850	-	-		64,237,850
Interest payable for credit facility and reverse repurchase agreements	776,905	189,770	-		966,675
Payable for investments purchased	3,353,092	679,614	-		4,032,706
Payable for reorganization costs	-	-	600,000		600,000
Investment advisory fee payable	915,674	221,918	-		1,137,592
Administration fee payable	137,351	33,287	-		170,638
Directors’ fee payable	12,987	8,828	-		21,815
Accrued expenses	141,306	79,920	-		221,226

Total liabilities	249,575,165	72,213,337	(10,250,000)	(A)	311,538,502

Commitments and contingencies

Net Assets	$864,016,574	$201,890,133	$(600,000)		$1,065,306,707

Composition of Net Assets:
Paid-in capital	957,955,783	189,734,996	-		1,147,690,779
Accumulated distributable earnings (losses)	(93,939,209)	12,155,137	(600,000)		(82,384,072)

Net Assets	$864,016,574	$201,890,133	$(600,000)		$1,065,306,707

Total investments at cost	$1,067,472,738	$241,402,198	$-		$1,308,874,936

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	36,476,061	13,483,223	(4,960,067)	(B)	44,999,217
Net asset value per share	$23.69	$14.97			$23.67

(A) - The Pro forma expense ratios reflect a reduction in the total line of credit amount borrowed to maintain approximately the same percentage of leveraged as the RA Fund prior to the reorganization.

(B) - Adjustment reflects shares issued in conversion.

Pro forma Statement of Operations (Unaudited)

For the 12 Month Period Ended June 30, 2019

	Brookfield Real Assets Income Fund, Inc.	Brookfield Global Listed Infrastructure Income Fund Inc.	Pro forma Adjustments		Pro forma Combined

Investment Income:
Interest	$64,308,177	$89,697	$-		$64,397,874
Dividends (net of foreign withholding tax of $371,307 and $601,771, respectively)	6,539,379	8,008,830	-		14,548,209
Distributions from master limited partnerships and real estate investment trusts	6,437,046	5,005,002	-		11,442,048

Total dividends and distributions	77,284,602	13,103,529	-		90,388,131
Less return of capital distributions	(6,437,046)	(5,005,002)	-		(11,442,048)

Total investment income	70,847,556	8,098,527	-		78,946,083

Expenses:
Investment advisory fees	11,321,172	2,666,826	(106,501)	(A)	13,881,497
Administration fees	1,698,177	400,024	(15,976)	(A)	2,082,225
Custodian fees	227,785	41,915	-		269,700
Directors’ fees	153,281	112,211	(66,855)	(B)	198,637
Reports to shareholders	162,016	59,902	(67,840)	(B)	154,078
Fund accounting fees	132,095	14,219	-		146,314
Legal fees	114,835	85,136	(63,472)	(B)	136,499
Miscellaneous	70,619	57,900	(26,379)	(B)	102,140
Audit and tax services	70,832	99,833	(73,065)	(B)	97,600
Registration fees	37,399	25,001	4,832	(C)	67,232
Transfer agent fees	51,720	19,768	(14,768)	(B)	56,720
Insurance	51,834	11,453	(7,662)	(B)	55,625

Total operating expenses	14,091,765	3,594,188	(437,686)		17,248,267
Interest expense on credit facility and reverse repurchase agreements	8,868,480	2,464,814	(735,639)	(A)	10,597,655

Total expenses	22,960,245	6,059,002	(1,173,325)		27,845,922
Less expenses waived and reimbursed by the investment adviser	(2,320,699)	-	-		-

Net expenses	20,639,546	6,059,002	(1,173,325)		27,845,922

Net investment income	50,208,010	2,039,525			51,100,161

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investment transactions	(14,800,043)	9,320,176	-		(5,479,867)
Foreign currency transactions	(78,790)	(96,067)	-		(174,857)

Net realized gain (loss) on:	(14,878,833)	9,224,109	-		(5,654,724)

Net change in unrealized appreciation on:
Investments	31,531,773	11,792,373	-		43,324,146
Foreign currency translations	278	3,682	-		3,960

Net change in unrealized appreciation	31,532,051	11,796,055	-		43,328,106

Net realized and unrealized gain	16,653,218	21,020,164	-		37,673,382

Net increase in net assets resulting from operations	$66,861,228	$23,059,689	$-		$88,773,543

(A) The Pro forma expense ratios reflect a reduction in the total line of credit amount borrowed to maintain approximately the same percentage of leveraged as the RA Fund prior to the reorganization.

(B) These adjustments reflect the elimination of duplicate costs or economies of scale.

(C) This adjustment reflects the additional costs related to shares issued during conversion.

Notes to Pro forma Condensed Combined Financial Statements

June 30, 2019 (Unaudited)

1.	The Funds and the Basis of Consolidation

Brookfield Global Listed Infrastructure Income Fund Inc. (the “Target Fund” or “INF”) was incorporated under the laws of the State of Maryland on June 8, 2011. The Target Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company, which invests primarily in publicly traded infrastructure companies. The Target Fund commenced operations on August 26, 2011. Brookfield Real Assets Income Fund Inc. (the “Acquiring Fund” or “RA”) is a diversified, closed-end management investment company registered under the 1940 Act. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “RA”. The Acquiring Fund was incorporated under the laws of the State of Maryland on October 6, 2015.

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Target Fund into the Acquiring Fund as if such reorganization had taken place as of June 30, 2019. The Acquiring Fund will be the accounting survivor of the reorganization.

The reorganization involves the transfer of all of the assets, and all of the liabilities of INF to RA in exchange for shares of common stock of RA, and the pro rata distribution of such shares of the RA to the shareholders of INF, as provided in the Agreement and Plan of Reorganization. The reorganization is intended to qualify as tax-free reorganization so that shareholders of INF will not recognize any gain or loss through the exchange of shares in the reorganization.

Regardless of whether the Reorganization is completed, the costs associated with the Special Meeting and Reorganization, including the costs associated with Issuance of RA common shares, will be borne by both Funds based on their relative average net assets.

Such costs are estimated to be $600,000 in the aggregate, of which $109,622 is estimated to be allocable to INF and $490,378 is estimated to be allocable to RA. As noted above, while it is not anticipated that it will be necessary to reposition the Funds’ portfolios outside the normal course of trading in anticipation of the Reorganization, each Fund will be responsible for the repositioning costs incurred by such Fund.

The unaudited pro forma schedules of investments, statements of assets and liabilities and statements of operations should be read in conjunction with the historical financial statements of INF and RA included or incorporated by reference in the Statement of Additional Information of which the unaudited pro forma combined financial statements form a part. The unaudited pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had each exchange occurred on June 30, 2019. The unaudited pro forma combined financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

2.	Combined Fund Valuation of Investments and Significant Accounting Policies

Valuation of Investments: The Board of Directors of each Fund has adopted procedures for the valuation of each INF’s and RA’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in each INF’s and RA’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that each INF and RA could purchase or sell a portfolio security at the price used to calculate each Fund’s net asset value (“NAV”).

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the close of the NYSE (generally, 4:00 p.m., Eastern Time). When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds’ NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.

Each Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

Each Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer the principal or most advantageous market of the investment. A three-tier hierarchy has been established maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

●	Level 1—quoted prices in active markets for identical assets or liabilities

●

Level 2—quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

●	Level 3—significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service providers, who are subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

INF

The following table summarizes INF’s investments categorized in the disclosure hierarchy as of June 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$7,108,015	$—	$7,108,015
Brazil	2,760,906	679,614	—	3,440,520
Canada	28,698,178	—	—	28,698,178
France	—	28,615,982	—	28,615,982
Italy	—	8,782,513	—	8,782,513
Luxembourg	—	2,698,523	—	2,698,523
Mexico	2,289,724	—	—	2,289,724
New Zealand	—	7,552,387	—	7,552,387
Spain	2,872,289	12,935,967	—	15,808,256
United Arab Emirates	724,118	—	—	724,118
United Kingdom	5,495,933	13,427,570	—	18,923,503
United States	146,424,000	—	—	146,424,000

Total Common Stocks	183,769,215	87,296,504	—	271,065,719

Money Market Fund:
United States	1,706,899	—	—	1,706,899
Warrants:
United States	—	41,441	—	41,441

Total	$185,476,114	$87,337,945	$—	$272,814,059

RA

The following table summarizes the RA’s investments categorized in the disclosure hierarchy as of June 30, 2019:

Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$3,368,180	$—	$3,368,180
Securitized Credit	—	392,316,204	4,098,901	396,415,105
Corporate Credit	—	418,812,521	825	418,813,346
Term Loans	—	11,743,164	—	11,743,164
Common Stocks	186,699,422	63,449,286	11	250,148,719
Money Market Fund	16,229,029	—	—	16,229,029

Total Investments	$202,928,451	$889,689,355	$4,099,737	$1,096,717,543

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of June 30, 2019.

	Quantitative Information about Level 3 Fair Value Measurements
Asset Type	Value as of June 30, 2019	Valuation Approach	Valuation Technique	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Securitized Credit
Class B Notes	$4,098,901	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	7.6%-11.6% (10.4%)	Decrease
Corporate Credit
Motors Liquidation Co.	825	Asset- Based Approach	Analysis of Residual Value	Anticipated Residual Value	$0.01	Increase
Common Stocks
Thunderbird Resources Equity, Inc.	11	Asset- Based Approach	Analysis of Enterprise Value	Enterprise Value	$1	Increase

Total	$4,099,737

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Securitized Credit	Corporate Credit	Common Stocks	Total
Balance as of December 31, 2018	$50,465,563	$825	$394,786	$50,861,174
Accrued discounts (premiums)	988,515	—	—	988,515
Realized gain (loss)	46,072	—	—	46,072
Change in unrealized appreciation (depreciation)	4,644,741	—	(394,775)	4,249,966
Purchases at cost	19,038	—	—	19,038
Sales proceeds	(538,402)	—	—	(538,402)
Transfers out of Level 3	(51,526,626)	—	—	(51,526,626	)(a)

Balance as of June 30, 2019	$4,098,901	$825	$11	$4,099,737

Change in unrealized gains or losses relating to assets still held at the reporting date	$51,201	$—	$(394,775)	$(343,574)

(a) Transferred due to an increase in observable market data for these securities.

Pro forma Combined Fund

The following table summarizes the Pro forma Fund’s investments categorized in the disclosure hierarchy as of June 30, 2019:

Valuation Inputs	Level 1	Level 2	Level 3	Pro Forma Adjustments	Total
U.S. Government & Agency Obligations	$—	$3,368,180	$—	$—	$3,368,180
Securitized Credit	—	392,316,204	4,098,901	—	396,415,105
Corporate Credit	—	418,812,521	825	—	418,813,346
Term Loans	—	11,743,164	—	—	11,743,164
Common Stocks	370,468,637	150,745,790	11	—	521,214,438
Money Market Fund	17,935,928	—	—	(10,650,000)	7,285,928
Warrants	—	41,441	—	—	41,441

Total Investments	$388,404,565	$977,027,300	$4,099,737	$(10,650,000)	$1,358,881,602

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of June 30, 2019.

	Quantitative Information about Level 3 Fair Value Measurements
Asset Type	Value as of June 30, 2019	Valuation Approach	Valuation Technique	Unobservable Input	Amount or Range/ (Weighted Average)	Impact to Valuation from an Increase in Input(1)
Securitized Credit
Class B Notes	$4,098,901	Income Approach	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	7.6%-11.6% (10.4%)	Decrease
Corporate Credit
Motors Liquidation Co.	825	Asset- Based Approach	Analysis of Residual Value	Anticipated Residual Value	$0.01	Increase
Common Stocks
Thunderbird Resources Equity, Inc.	11	Asset- Based Approach	Analysis of Enterprise Value	Enterprise Value	$1	Increase

Total	$4,099,737

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Securitized Credit	Corporate Credit	Common Stocks	Total
Balance as of December 31, 2018	$53,456,421	$825	$394,786	$53,852,032
Accrued discounts (premiums)	2,046,182	—	—	2,046,182
Realized gain (loss)	134,429	—	—	134,429
Change in unrealized appreciation (depreciation)	2,684,164	—	(394,775)	2,289,389
Purchases at cost	31,080	—	—	31,080
Sales proceeds	2,726,749	—	—	2,726,749
Transfers out of Level 3	(51,526,626)	—	—	(51,526,626	)(a)

Balance as of June 30, 2019	$4,098,901	$825	$11	$4,099,737

Change in unrealized gains or losses relating to assets still held at the reporting date	$75,890	$—	$(394,775)	$(318,885)

(a) Transferred due to an increase in observable market data for these securities.

The fair value of each Fund’s credit facility and reverse repurchase agreements, which qualify as financial instruments under FASB ASC Topic 820 Fair Value Measurement, approximates the carrying amounts presented in the Statement of Assets and Liabilities. As of June 30, 2019, these financial instruments are categorized as a Level 2 within the disclosure hierarchy.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.

The Funds invest in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.

Depreciation or other cost recovery deductions passed through to the Funds from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.

Return of Capital Estimates: A distribution received from a Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended December 31, 2018, the Funds estimated that 100% of their MLP distributions received would be treated as return of capital.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Funds do not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to the Funds and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Distributions: The Fund declares quarterly and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When Issued, Delayed Delivery Securities and Forward Commitments: The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

3. Derivative Financial Instruments

In the normal course of its business, each Fund may buy and sell financial instruments, including equity options, subscription rights, forward currency contracts (“forward contracts”), and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or “OTC”).

Warrants and Rights

Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in each Fund’s portfolio.

Forward Currency Contracts

A forward contract is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

Each Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Funds did not have any forward contracts outstanding during the 12-month-period ended June 30, 2019.

Equity Option Contracts

When a Fund purchases a put or call option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by a Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by a Fund.

When a Fund writes a put or call option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase.

The Funds did not have any derivative financial instruments outstanding during the 12-month period ended June 30, 2019.

4. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.

The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. RA has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, RA would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its shareholders may be diminished. RA is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by RA, there can be no assurance that the securities or other assets received by RA in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by RA upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of RA’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, RA may be restricted from disposing of distressed securities.

5. Investment Advisory Agreement and Transactions with Related Parties

Each Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that each Fund shall pay the Adviser a monthly fee for its services at an annual rate of 1.00% of the Fund’s Managed Assets (average daily net assets plus the amount of borrowing for investment purposes).

The Adviser has entered into a Sub-Advisory Agreement with Schroder Investment Management North America Inc. (the “Sub-Adviser”). The Sub-Adviser is responsible for the management of the Securitized Credit investments. The Adviser is responsible for any fees due to the Sub-Adviser.

Each Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or employees of the Adviser.

6. Borrowings

Credit facility: Each Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. INF pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding and RA pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding.

As of June 30, 2019, the INF and RA Funds had outstanding borrowings of $71,000,000 and $180,000,000, respectively. For the twelve (12) month period ended June 30, 2019, INF and RA borrowed an average daily balance of $74,452,055 and $180,000,000 at a weighted average borrowing cost of 3.31% and 3.40%. As of June 30, 2019, the total value of collateral pledged was $169,038,200 and $261,654,915 for INF and RA, respectively.

As of June 30, 2019, the pro forma combined Fund had outstanding borrowings of $240,350,000. For the twelve (12) month period ended June 30, 2019, the pro forma combined Fund borrowed an average daily balance of $247,350,000 and at a weighted average borrowing cost of 3.17%. As of June 30, 2019, the total value of collateral pledged was $430,693,115.

Reverse Repurchase Agreements: RA may enter into reverse repurchase agreements. In a reverse repurchase agreement, RA delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. RA is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by RA to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by RA to counterparties are recorded as a component of interest expense on the Statement of Operations. RA will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by RA may decline below the price of the securities RA has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce RA’s obligation to repurchase the securities, and RA’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, RA would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

RA

At June 30, 2019, RA had the following reverse repurchase agreements outstanding:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable For Reverse Repurchase Agreements
JPMorgan Chase	2.25%	12/26/18	07/18/19	$791,512	$800,762
JPMorgan Chase	2.75	02/07/19	07/18/19	1,158,685	1,171,431
JPMorgan Chase	2.75	04/04/19	07/18/19	807,393	812,820
JPMorgan Chase	2.75	05/02/19	07/18/19	1,545,242	1,552,324
JPMorgan Chase	2.75	05/29/19	07/18/19	1,547,931	1,551,833
JPMorgan Chase	2.85	02/07/19	07/18/19	4,362,676	4,412,520
JPMorgan Chase	2.85	04/04/19	07/18/19	5,361,781	5,397,928
JPMorgan Chase	2.85	05/02/19	07/18/19	1,525,520	1,532,543
JPMorgan Chase	2.85	06/13/19	07/18/19	6,204,110	6,212,951
RBC Capital Markets	2.94	06/20/19	09/20/19	6,722,000	6,728,032
RBC Capital Markets	3.03	06/05/19	09/05/19	7,367,000	7,383,113
RBC Capital Markets	3.07	05/21/19	08/21/19	5,739,000	5,759,078
RBC Capital Markets	3.08	05/17/19	08/16/19	8,953,000	8,987,415
RBC Capital Markets	3.09	05/13/19	08/13/19	3,701,000	3,716,542
RBC Capital Markets	3.15	04/05/19	07/05/19	4,346,000	4,379,061
RBC Capital Markets	3.28	05/21/19	08/21/19	4,105,000	4,120,297

Total				$64,237,850	$64,518,650

(1) The average daily balance of reverse repurchase agreements outstanding for RA during the six months ended June 30, 2019 was $92,512,870 at a weighted average daily interest rate of 2.98%.

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Corporate Credit	$—	$27,650,850	$36,587,000	$—	$64,237,850

Total	$—	$27,650,850	$36,587,000	$—	$64,237,850

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Cash (Pledged) Received*	Net Amount
Reverse Repurchase Agreements	$64,237,850	$—	$64,237,850	$(64,237,850)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.

Pro forma Combined

At June 30, 2019, the pro forma combined Fund had the following reverse repurchase agreements outstanding:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable For Reverse Repurchase Agreements
JPMorgan Chase	2.25%	12/26/18	07/18/19	$791,512	$800,762
JPMorgan Chase	2.75	02/07/19	07/18/19	1,158,685	1,171,431
JPMorgan Chase	2.75	04/04/19	07/18/19	807,393	812,820
JPMorgan Chase	2.75	05/02/19	07/18/19	1,545,242	1,552,324
JPMorgan Chase	2.75	05/29/19	07/18/19	1,547,931	1,551,833
JPMorgan Chase	2.85	02/07/19	07/18/19	4,362,676	4,412,520
JPMorgan Chase	2.85	04/04/19	07/18/19	5,361,781	5,397,928
JPMorgan Chase	2.85	05/02/19	07/18/19	1,525,520	1,532,543
JPMorgan Chase	2.85	06/13/19	07/18/19	6,204,110	6,212,951
RBC Capital Markets	2.94	06/20/19	09/20/19	6,722,000	6,728,032
RBC Capital Markets	3.03	06/05/19	09/05/19	7,367,000	7,383,113
RBC Capital Markets	3.07	05/21/19	08/21/19	5,739,000	5,759,078
RBC Capital Markets	3.08	05/17/19	08/16/19	8,953,000	8,987,415
RBC Capital Markets	3.09	05/13/19	08/13/19	3,701,000	3,716,542
RBC Capital Markets	3.15	04/05/19	07/05/19	4,346,000	4,379,061
RBC Capital Markets	3.28	05/21/19	08/21/19	4,105,000	4,120,297

Total				$64,237,850	$64,518,650

(1) The average daily balance of reverse repurchase agreements outstanding for pro forma combined Fund during the twelve (12) months ended June 30, 2019 was $92,512,870 at a weighted average daily interest rate of 2.98%.

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater Than 90 Days	Total
Corporate Credit	$—	$27,650,850	$36,587,000	$—	$64,237,850

Total	$—	$27,650,850	$36,587,000	$—	$64,237,850

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

				Collateral
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Non-Cash Collateral (Pledged) Received	Cash (Pledged) Received*	Net Amount
Reverse Repurchase Agreements	$64,237,850	$—	$64,237,850	$(64,237,850)	$—	$—

* Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.

7. Capital Stock

The combined pro forma net asset values per share assume that the issuance of RA shares to INF shareholders would have occurred at June 30, 2019 in connection with the proposed reorganization. The number of shares assumed to be received is equal to the net asset value of shares of INF as of June 30, 2019, divided by the net asset value of RA as of June 30, 2019. The pro forma number of shares outstanding, by class, for the combined fund consists of the following:

Shares of RA Pre- Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares of Acquiring Fund Post- Combination
36,476,061	8,523,156	44,999,217

8. Federal Income Tax Information

Each Fund has met the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. After the reorganization, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. Therefore, no Federal income or excise tax provision is required. The Acquiring Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of June 30, 2019, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of June 30, 2019, open taxable years consisted of the taxable years ended December 31, 2015 through December 31, 2018 for INF and the taxable period from December 5, 2016 (commencement of operations) to December 31, 2016 and the taxable years ended December 31, 2017 and December 31, 2018 for RA.

As of December 31, 2018, INF’s capital loss carryforwards was $18,579,389 from short-term capital gains which will not expire.

As of December 31, 2018, RA’s capital loss carryforwards were as follows:

Capital Loss Carryforwards:	Expires:	Limitation:
$38,494,147 (Short-term)	N/A	N/A
$23,749,001 (Long-term)	N/A	N/A
$9,707,822	N/A	12/31/2019
$7,429,089	N/A	12/31/2020
$3,443,546	N/A	12/31/2021
$3,443,546	N/A	12/31/2022
$3,443,546	N/A	12/31/2023
$3,443,546	N/A	12/31/2024
$1,638,900	N/A	12/31/2025

RA will succeed to capital loss carryforwards (and certain unrealized built-in losses), if any, of INF, which will be subject to the limitations described below. If INF has capital loss carryforwards, they would, in the absence of the Reorganization, generally be available to offset capital gains. As a result of the Reorganization, however, INF will undergo an “ownership change” for Federal income tax purposes, and, accordingly, RA’s use of INF’s capital loss carryforwards (and certain unrealized built-in losses) will be limited by the operation of the tax loss limitation rules of the Code. For a fund that undergoes an “ownership change,” the Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of such Fund, with certain adjustments, immediately prior to the Reorganization and (ii) the rate established by the IRS (for example, the rate is 1.89% for September 2019)). Any unused portion of these losses may be available in subsequent years. RA’s capital loss carryforwards, if any, should not be limited solely by reason of the Reorganization.

9. Pro forma Operating Expenses

The pro forma condensed combined statement of operations for the twelve (12) month period ended June 30, 2019 as adjusted, giving effect to the Reorganization reflects the changes in expense of the Acquiring Fund as if the Reorganization were consummated on June 30, 2019. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

10. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, each Fund enters into contracts with its vendors and others that provide for indemnification. Each Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, each Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

11. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made

Management has evaluated the impact of all subsequent events on the Funds through the date the pro forma condensed combined financial statements were issued and has determined that there were no subsequent events requiring adjustments or additional disclosure in the pro forma condensed combined financial statements.

APPENDIX B

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

B-1

Brookfield Public Securities Group LLC (“Brookfield” Or “PSG”)

Proxy Voting

Policy and Procedures

(Effective and Approved as of August 23, 2018)

Brookfield Public Securities Group LLC and its subsidiaries (collectively referred to as “PSG”) have adopted this policy and procedures to guide PSG’s voting of proxies related to securities for the client accounts over which PSG has been delegated and/or granted proxy voting authority (“PSG Proxy Voting Policy and Procedures”).

Below is a summary of the PSG Proxy Voting Policy and Procedures, including additional information regarding how environmental, social and governance (“ESG”) factors are considered with respect to relevant proxy voting proposals as detailed in Exhibit A.

Policy

It is the policy of PSG to vote proxies consistent with its fiduciary duty, the PSG Proxy Voting Policy and Procedures, the best interests of its clients (with the economic interests of its clients as the primary consideration), and the PSG Proxy Voting Guidelines (as detailed below).

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS
Proxy Voting Committee

•  PSG’s proxy voting committee (“PSG Proxy Voting Committee”) is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of proxies relating to securities held in client accounts.

•  The PSG Proxy Voting Committee meets regularly with representatives of the Legal, Compliance, Operations, and Investment Teams. Attached as Appendix A is a list of PSG Proxy Voting Committee members.

•  PSG has engaged a third-party proxy voting agent, Institutional Shareholder Services Inc. (“ISS”) to act as agent for PSG to vote proxies.

•  The PSG Proxy Voting Committee oversees the third-party proxy voting agent’s compliance with the PSG Proxy Voting Policy and Procedures, including any deviations by the proxy voting agent from the third-party proxy voting guidelines (“PSG Proxy Voting Guidelines”).

•  In connection with PSG’s due diligence of ISS, and the review of ISS’ proxy voting guidelines, PSG has determined it is

•  Representatives of the PSG Proxy Voting Committee monitor the actions taken by the third-party proxy voting agent through its on-line data portal.

•  PSG will, on an annual basis, perform due diligence of ISS to:

o  Address any material deficiencies in the execution of ISS’ duties on behalf of PSG and its client accounts

o  Discuss or propose any changes or additions to the services provided

o  Discuss any material business issues of ISS which may impact the services it provides to PSG.

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POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

appropriate to adopt the ISS proxy voting guidelines as the basis for how proxy proposals are evaluated and voted upon. PSG believes that by having an independent third party’s framework and analysis to support PSG’s assessments of proxy proposals ensures that all proxy voting decisions are made in the best interests of PSG’s investment clients, including pooled investment funds. The ISS proxy voting guidelines are published annually and permit PSG to review and incorporate current views and thinking with respect to ESG and other matters and enables PSG to follow industry best practices.

Administration and Voting of Proxies
Fiduciary duty, objective, and appointment of Agent

•  As an investment adviser that has been granted the authority to vote on portfolio proxies, PSG owes a fiduciary duty to its clients to monitor corporate events and to vote proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, PSG generally votes proxies in a uniform manner for its

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POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

Clients and in accordance with this Policy and Procedures and the PSG Proxy Voting Guidelines.

•  In meeting its fiduciary duty, PSG generally views proxy voting as enhancing the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the PSG Proxy Voting Guidelines dictate a vote be decided on a case-by-case basis, PSG’s primary consideration is the economic interests its Clients.

Material conflicts of interest

•  PSG votes proxies without regard to any other business relationship between PSG and the company to which the proxy relates.

•  PSG will seek to identify material conflicts of interest that may arise between a portfolio company for which it votes proxies (“Company”) and PSG, such as the following relationships:

PSG provides or is seeking to provide material investment advisory or other services to a portfolio company or its affiliates whose

•  In each of these situations, voting against the Company management’s recommendation may cause PSG a loss of revenue or other benefit.

•  If ISS provides ESG services to a Company, a conflict of interest may exist which could influence ISS to recommend voting in accordance with management recommendation.

•  PSG generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, PSG and the PSG Proxy Voting Committee employ the following procedures, as long as PSG determines that the course of action is consistent with the best interests of the Clients:

o   If the proposal that gives rise to a material conflict is specifically addressed in the PSG Proxy

•  Periodically, the Compliance Department will review for conflicts of interest that may exist between its Clients and Companies in its investment universe. If such conflicts are identified, voting records will be reviewed to determine that votes were cast independently, as outlined in the PSG Proxy Voting Policy and Procedures.

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POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

management is soliciting proxies;

o   PSG serves as an investment advisor to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or

o  PSG and the Company have a lending or other financial relationship.

•  PSG must identify and assess material conflicts of interest which may arise between ISS and any portfolio company to which ISS provides ESG services. This includes both initial and ongoing assessments (as ISS’s business and/or policies and procedures regarding conflicts of interest may change over time). For the ongoing assessment, PSG will establish and implement measures reasonably designed to identify and address conflicts that may arise, such as by requiring ISS to update PSG of changes to ISS conflict policies and procedures or business changes PSG considers relevant.

Voting Guidelines, PSG will vote the proxy in accordance with the PSG Proxy Voting Guidelines, provided that the Guidelines do not provide discretion to PSG on how to vote on the matter (i.e., case-by-case); or

o   If the previous procedure does not provide an appropriate voting recommendation, PSG may retain an independent fiduciary for advice on how to vote the proposal or the PSG Proxy Voting Committee may direct PSG to abstain from voting because voting on the proposal is impracticable and/or is outweighed by the cost of voting.

Certain foreign securities
• Proxies relating to foreign securities held by Clients are also subject to the PSG Proxy Voting Policy and		• In determining whether to vote proxies subject to such restrictions, PSG, in consultation with the PSG	• At least one member of the PSG Compliance Department will serve as a

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POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

Procedures. In certain foreign jurisdictions, however, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If PSG votes on the proxy, share-blocking may prevent PSG from selling the shares of the foreign security for a period.

Proxy Voting Committee, considers whether the vote, either or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If PSG votes a proxy, and during the “share-blocking period” PSG would like to sell the affected foreign security, PSG, in consultation with the PSG Proxy Voting Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

member of the Proxy Voting Committee.
Fund Board Reporting and Recordkeeping
PSG will maintain and preserve all books and records in accordance with the policies set forth in the PSG and Funds’ Compliance Manual

•  PSG will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

o  any issues arising under the PSG Proxy Voting Policy and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the PSG Proxy Voting Policy and Procedures; and

• PSG Books and Records Policy and Procedures • Investment Company Act of 1940 • Investment Advisers Act of 1940

•  PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

o   The PSG Proxy Voting Policy and Procedures, as amended from time to time;

o   records of votes cast with respect to proxies, reflecting the information required to be included in Form N-PX, as applicable;

• See PSG Books and Records Policy and Procedures.

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POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

o  any proxy votes made by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from the PSG Proxy Voting Policy and Procedures, with reasons for any such deviations.

•  In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under the PSG Proxy Voting Policy and Procedures, evolving industry practices and developments in the applicable laws or regulations.

o   records of written client requests for proxy voting information and any written responses of PSG to such requests; and

o   any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision

Amendments to these procedures

The PSG Proxy Voting Committee shall periodically review and update the PSG Proxy Voting Policies and Procedures as necessary. Any amendments to the PSG Proxy Voting Policy and Procedures (including the PSG Proxy Voting Guidelines) shall be provided to the Boards of Directors of the Brookfield Funds for review and approval.

PSG Proxy Voting Guidelines
PSG’s Proxy Voting Guidelines are available upon request

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Exhibit A

Proxy Voting on Environmental, Social and Governance (“ESG”) Issues

PSG believes that well-governed companies with a demonstrated commitment, not only to their shareholders and creditors, but also to other stakeholders are better positioned to realize long-term value and generate sustainable returns for investors. As such, PSG considers ESG issues to be an important consideration for both investment decision-making and evaluating proxy proposals as prominently reflected in PSG’s Proxy Voting Guidelines.

ESG can cover a broad range of issues under PSG’s Proxy Voting Guidelines. PSG’s approach is to focus on what is in the best interest of PSG’s clients and client accounts, assessing how the proxy voting proposal may enhance or protect shareholder value in both the short and/or long term, within the context of the regulatory environment, the history of the company in addressing the issue, and the company’s approach when compared to its peers. PSG will also consider if additional disclosure is required, and whether doing so would place the company at a competitive disadvantage by revealing proprietary or confidential information.

Due to the nature and complexity of each issue under ESG, PSG generally votes on a case-by-case basis following an analysis of the proxy proposal provided by ISS to the PSG operations team who in turn seek the opinion of the appropriate PSG portfolio management team. Based on a review of ISS’s recommendations, and PSG’s internal analysis, a decision will be made by PSG’s portfolio management team to either vote based on ISS’s voting recommendations or cast a different vote if PSG has identified it would be in the best interest of its clients or client accounts to do so.

PSG’s Proxy Voting Guidelines include the following ESG proxy categories:

●	Animal welfare

●	Charitable contributions

●	Climate change including GHC emissions

●	Consumer Issues including potentially controversial business practices

●	Data security, privacy and internet issues

●	Diversity on Board of Directors

●	Energy efficiency reporting and use of renewable energy

●	Equality of opportunity

●	ESG compensation related proposals

●	Facility and workplace safety

●	Gender identity, sexual orientation and domestic partner benefits

●	General environmental proposals and community impact assessments

●	Genetically modified ingredients

●	Human rights proposals

●	Hydraulic fracturing

●	Lobbying

●	Operations in high-risk markets/areas

●	Operations on environmentally protected areas

Proxy Voting Policy and Procedures	7 of 10

●	Outsourcing and offshoring

●	Pharmaceutical pricing and access

●	Political contributions

●	Political ties

●	Product safety, toxic/hazardous materials

●	Recycling

●	Sustainability reporting

●	Tobacco related proposals

●	Water issues

●	Weapons and military sales

Proxy Voting Policy and Procedures	8 of 10

Appendix A

PSG Proxy Voting Committee

●	Brian Hourihan – Compliance: PSG CCO

●	Adam Sachs – Compliance: Funds’ CCO

●	Tim McNamara—Compliance

●	Tim Gudex – Operations

●	PJ Runge – Operations

●	Pete Pages—Operations

Proxy Voting Policy and Procedures	9 of 10

Version History

Date	Version	Change Description
8/23/2018	1.0	Approved by Funds’ Board

Proxy Voting Policy and Procedures	10 of 10

PROXY VOTING

Schroder Investment Management North America Inc. (“the Adviser”) treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems to be in the best interest of its clients. This proxy voting policy outlines the approach taken by the Adviser to the responsible use of voting rights in companies on behalf of our clients.

I.	PROXY VOTING

The Adviser recognizes the responsibility to make considered use of voting rights. The Adviser therefore evaluates voting issues on our investments and, where the Adviser has the authority to do so, votes on them in line with our fiduciary responsibilities in what we deem to be the interests of our clients. The Adviser:

a.	Has written policies and procedures that are reasonably designed to ensure that the Adviser votes in the best interest of clients;
b.	Discloses to clients the ways in which they may obtain information on how the Adviser voted with respect to their securities; and
c.	Upon request from the client, provide details regarding its proxy policies and procedures.

II.	PROXY COMMITTEE

The Adviser relies on the Schroders Corporate Governance Group, which manages the proxy voting process for Schroders globally. The Group’s Proxy Committee is responsible for ensuring compliance with its proxy voting policy. When voting proxies, the Groups’ Proxy Committee relies on the Global Environmental, Social and Governance Policy (“the Global Policy”) and the actual voting of proxies is carried out by Schroder Investment Management Ltd. the UK affiliate of the Adviser.

The Group Proxy Committee exercises oversight to assure that proxies are:

–	Voted in accordance with the Global Policy and that any votes inconsistent with the Global Policy are documented; and
–

The Governance Group uses proxy research from third party service providers as part of their analytical process when making decisions on particular proxy proposals. The Adviser’s Proxy Committee oversees and reviews the actions of the Group Proxy Committee and bears ultimate responsibility for proxy voting decisions. It ensures that

SCHRODERS US COMPLIANCE MANUAL: PROXY VOTING
EFFECTIVE February 2005, revised Sept 2011, March 2014, May 2019 votes are in line with our fiduciary responsibilities in what the Adviser deems to be the best interests of our client.

The scope of the Adviser’s Proxy Committee’s activities are set out in the terms of reference that govern the activities of the Proxy Committee.

III.	VOTING CONFLICTS OF INTEREST

Occasions may arise where a conflict or perceived conflict of interest related to a proxy proposal exists. In such situations, the Group Committee will follow the voting recommendations of a third party (which is the supplier of our proxy voting processing and research service). If a recommnedation from the third party is unavailable, or if the Group Committee believes it should override the recommnedations of the third party and vote in a way that may also benefit, or perceived to benefit, the Adviser’s interest, then the Group Committee will obtain approval of the decision of from the Global Head of Equities with the rationale of such vote being recorded in writing.

IV.	RECORD KEEPING

The Adviser is required to maintain records related to proxy voting statements received regarding client securities, records of vote’s casted, records of client requests for proxy information, and documents prepared Schroders that were material to making the decision on how to vote. These must be maintained in an easily accessible place for up to five years.

V.	DISCLOSURE

1.	The Adviser discloses in its Form ADV Part 2 that clients may contact the Client Service Representative in order to obtain the Proxy Voting Policy and information as to specific votes.
2.	A concise summary of this Proxy Voting Policy and Procedures is included in the Adviser’s Form ADV Part 2, and will be updated whenever these policies and procedures are updated.

VI.	Due Diligence

SCHRODERS US COMPLIANCE MANUAL: PROXY VOTING
EFFECTIVE February 2005, revised Sept 2011, March 2014, May 2019

The Chief Compliance Officer, along with the Compliance Department will periodically review a sample of proxy votes to determine whether those votes, acting through a third party, complied with policies and procedures.

VII.	Annual Review

The Chief Compliance Officer, along with the Compliance Department shall review, no less frequently than annually, the adequacy of policies and procedures to ensure they continue to be reasonably designed to confirm that proxies are voted in the best interests of clients.

SCHRODERS US COMPLIANCE MANUAL: PROXY VOTING
EFFECTIVE February 2005, revised Sept 2011, March 2014, May 2019